Filed pursuant to Rule 497
Registration No. 333-199106

PROSPECTUS SUPPLEMENT
(to Prospectus dated November 26, 2014)

3,500,000 Shares

Capitala Finance Corp.

Common Stock

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such are subject to reduced public company reporting requirements.

We are offering for sale 3,500,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 525,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA.” On April 6, 2015, the last reported sales price on the NASDAQ Global Select Market for our common stock was $19.00 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2014 was $18.56.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page S-18 of this prospectus supplement and page 22 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$18.32	$64,120,000
Sales Load (Underwriting Discounts and Commissions)	$0.56	$1,960,000
Proceeds to us (before expenses)(1)(2)	$17.76	$62,160,000

(1)	We will incur approximately $440,000 of estimated expenses, excluding the sales load, in connection with this offering. Our stockholders will bear such expenses, including the sales load.
(2)	To the extent that the underwriters sell more than 3,500,000 shares of our common stock, the underwriters have the option to purchase up to an additional 525,000 shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price, sales load and proceeds to us will be $73,738,000, $2,254,000 and $71,484,000, respectively.

The underwriters expect to deliver the shares on or about April 13, 2015.

Underwriters
(Joint Book-Running Managers)
UBS Investment Bank	Jefferies	Keefe, Bruyette & Woods A Stifel Company	BB&T Capital Markets
(Co-Managers)

JMP Securities	Oppenheimer & Co.	Wunderlich
Stephens Inc.	Ladenburg Thalmann	Sandler O’Neill + Partners, L.P.

Prospectus Supplement dated April 8, 2015.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under “Available Information” and in the “Summary” and “Risk Factors” sections before you make an investment decision.

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SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus and the documents to which we have referred.

Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);
•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);
•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);
•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and
•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be regulated as BDCs under the 1940 Act.

Except where the context suggests otherwise:

•	“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,
•	“Capitala Investment Advisors” or “investment adviser” refer to Capitala Investment Advisors, LLC,
•	the “administrator” refers to Capitala Advisors Corp.,
•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and
•	the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus supplement, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Overview

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans enables us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Prior to the IPO, Fund I, Fund II and Fund III underwrote investments in more than 78 smaller and lower middle-market companies totaling more than $475 million of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 96 portfolio companies totaling more than $725.0 million of invested capital from 2000 through December 31, 2014. Capitala Investment Advisors’ investment team also manages CapitalSouth SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment advisor, Michael S. Marr, Chuck Cox, Richard Wheelahan and Adam Richeson, who each serve as directors of our investment adviser, as well as eighteen other investment professionals. See “Portfolio Management” in the accompanying prospectus.

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure

Immediately prior to the IPO, through the Formation Transactions, we acquired the Legacy Portfolio, which consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the investors in the Legacy Funds. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act.

Set forth below is a diagram of our current organizational structure:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “2014 Notes”). The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes will bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning September 16, 2014. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018. Underwriting costs for the Credit Facility were $1.8 million and will be amortized over the term of the Facility. As of December 31, 2014, we had not utilized the Credit Facility.

Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what it believes to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Recent Developments

Normal Monthly Distributions

Since January 1, 2015, our Board of Directors declared the following normal monthly distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
April 2, 2015	April 23, 2015	April 29, 2015	$0.1567
April 2, 2015	May 21, 2015	May 28, 2015	$0.1567
April 2, 2015	June 22, 2015	June 29, 2015	$0.1567
January 2, 2015	March 23, 2015	March 30, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	$0.1567
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
Total Normal Monthly Distributions Declared for Fiscal 2015			$0.94

Credit Facility

On January 6, 2015, we entered into an Incremental Assumption Agreement (the “Incremental Assumption Agreement”) relating to the Credit Facility. The Incremental Assumption Agreement increased the amount of borrowings available under the Credit Facility from $50.0 million to $80.0 million. The $30.0 million increase in total commitments under the Credit Facility was executed under the “accordion” feature of the Credit Facility, which allows for an increase in total commitments under the Credit Facility up to $150.0 million. As of March 31, 2015, the Company had $15.0 million outstanding under the Credit Facility.

Special Distributions

On February 26, 2015, our Board of Directors declared a special distribution in the aggregate amount of approximately $6.5 million, or $0.50 per share of our common stock, to be paid monthly over the remainder of 2015. This represents approximately a 32% increase over normal monthly distributions.

Share Repurchase Program

On February 26, 2015, the Company’s Board of Directors authorized a program for the purpose of repurchasing up to $12 million worth of its common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complies with the prohibition under its insider trading policies and procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Unless extended by the Company’s Board of Directors, the Company expects the repurchase program to be in place until the end of March 16, 2016 or until $12 million of the Company’s outstanding shares of common stock have been repurchased.

Portfolio Activity

On January 23, 2015, the Company invested $20.0 million in subordinated debt of Tender Greens Holdings, LLC, earning 14.0% cash interest, plus warrant participation.

On February 13, 2015, the Company invested $1.5 million in senior secured term debt and subordinated debt of Sun & Skin Care Research, LLC, an existing portfolio investment, earning 7.0% cash interest.

On February 20, 2015, the Company invested $1.1 million in subordinated debt of On-Site Fuel Services, Inc., an existing portfolio investment, earning 14.0% cash interest and 4.0% PIK.

On February 26, 2015, the Company invested $15.0 million in senior secured term debt of Portrait Innovations, Inc., earning 12.0% cash interest.

On March 2, 2015, the Company received $12.0 million from A Wireless Holding Company, representing full repayment of the Company’s subordinated debt investment, yielding 12.0% cash interest, due September 9, 2019.

On March 2, 2015, the Company received $4.0 million from the sale of 179,748 shares of common stock of Boot Barn, Inc. (NYSE:BOOT), resulting in a realized gain of $3.3 million. The Company still holds 420,252 shares of BOOT, subject to a lockup agreement that expires during the second quarter of 2015.

On March 16, 2015, the Company sold its preferred and common equity investments in KBP Investments, LLC for upfront cash proceeds of $17.6 million, recognizing a $9.3 million realized gain.

On March 23, 2015, the Company invested $4.2 million in senior secured debt of US Well Services, LLC, earning 12% cash interest (LIBOR + 11.5%, 0.5% floor). This funding was part of a $10 million unfunded commitment outstanding at December 31, 2014.

On March 27, 2015, the Company invested $15.0 million in senior secured debt of Community Choice Financial, Inc., earning 14% cash interest (LIBOR + 13.0%, 1% floor).

On March 31, 2015, the Company realized a $3.4 million loss related to its investment in Precision Manufacturing, LLC. The Company had this investment marked at $0 as of December 31, 2014 and, as a result, transferred the $3.4 million from an unrealized loss to a $3.4 million realized loss during the quarter.

Capitala Senior Liquid Loan Fund I, LLC

On March 25, 2015, the Company announced a joint venture with Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation, to create Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”). The joint venture is expected to invest primarily in senior secured loans to middle market companies.

The Company and Trinity have committed to provide $25 million of equity to the joint venture, with the Company providing $20 million and Trinity providing $5 million. In addition, CSLLF has obtained third party asset-level financing. The Company and Trinity expect to begin funding the portfolio with new investments during the second quarter of 2015.

On March 31, 2015, the Company funded $10 million of its $20 million capital commitment to CSLLF.

Preliminary Estimates of Net Asset Value and Net Investment Income

Set forth below is a preliminary estimate of our net asset value per share as of April 7, 2015 and a preliminary estimate of our net investment income per share range for the three months ended March 31, 2015. The following estimates are not a comprehensive statement of our financial condition or results for the period from December 31, 2014 through March 31, 2015. We advise you that our actual results for the three months ended March 31, 2015 may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates or changes in the businesses to whom we have made loans, which may arise between now and the time that our financial results for the three months ended March 31, 2015 are finalized. This information is inherently uncertain.

As of the date of this prospectus supplement, we currently expect that our net investment income per share was between $0.35 and $0.37 for the three months ended March 31, 2015. During the quarter ended March 31, 2015, as detailed above, we realized a $3.3 million gain on Boot Barn, Inc. (“BOOT”), a $9.3 million gain on KBP Investments, LLC, and a $3.4 million loss on Precision Manufacturing, LLC, representing net realized gains of approximately $9.3 million, or $0.72 per share of our common stock. As a result, for the three months ended March 31, 2015, the sum of our range of expected net investment income plus net realized gains totals between $1.07 and $1.09 per share of our common stock.

Furthermore, we still hold 420,252 shares of BOOT’s common stock, which is subject to a lock-up agreement that will expire during the second quarter of 2015. As of the date of this prospectus supplement, BOOT is our only Level 1 asset. As of March 31, 2015, the closing price of BOOT on the New York Stock Exchange was $23.92 per share, which represents an unrealized gain of $8.4 million, or $0.65 per share of our common stock, on our remaining BOOT investment as of that date. The aggregate effect of the sum of our range of expected net investment income, net realized gains for the three months ended March 31, 2015, and the accumulated unrealized gain on our remaining BOOT investment totals between $22.2 million and $22.5 million, or between $1.72 and $1.74 per share of our common stock.

As of the date of this prospectus supplement, we have not yet decided whether to sell our remaining BOOT shares at any point in the future and there is no guarantee that we will be able to realize all or a portion of the unrealized gain referenced above at that time.

We estimate that as of April 7, 2015 our net asset value per share was between $17.68 and $17.73, which, among other factors impacting our estimate of net asset value per share, is net of the nine remaining $0.05 per share monthly distributions scheduled to be paid over the remainder of 2015 ($0.45 per share in total) and the monthly distributions of $0.1567 per share for April, May and June of 2015 announced on April 2, 2015 ($0.47 per share in total). The sum of these distributions declared, but not yet paid, is $0.92 per share.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Ernst & Young LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 15-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2002 to 2013, the Southeast, Southwest and Mid-Atlantic regions collectively had real gross domestic product (“GDP”) growth and population growth of 17.9% and 10.6%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.4% and 8.7%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.
•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale, Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of December 31, 2014, the weighted average annualized yield of our debt investments was approximately 12.5%, which includes a cash component of approximately 11.9% and a payment-in-kind (“PIK”) interest component of approximately 0.6%, and a yield to maturity of 13.8%. Additional information regarding our portfolio is set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus supplement.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 96 portfolio companies totaling more than $725.0 million of invested capital through December 31, 2014. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in Capitala Finance. Investing in Capitala Finance involves other risks, including the following:

•	We have a limited operating history as a BDC.
•	We depend upon Capitala Investment Advisors’ key personnel for our future success.
•	We operate in a highly competitive market for investment opportunities.
•	We are a non-diversified investment company within the meaning of the 1940 Act. As a result, our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Investing in lower and traditional middle-market companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.
•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.
•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	There will be uncertainty as to the value of our portfolio investments.
•	We may experience fluctuations in our quarterly and annual results.
•	We will become subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify or maintain our qualification as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance.
•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.
•	We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors, and make it more difficult to raise capital as and when we need it.
•	The market price of our common stock may fluctuate significantly.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on us.
•	The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.

Operating and Regulatory Structure

Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes, and intend to continue to qualify annually, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

We are an “emerging growth company” under the JOBS Act and we are subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus. We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement” in the accompanying prospectus.

Joseph B. Alala, III, our chief executive officer, president and chairman of our Board of Directors is the managing member of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement.

THE OFFERING

Common Stock Offered by us
3,500,000 shares, excluding 525,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Common stock outstanding prior to this offering
12,977,242
Common Stock Outstanding After This Offering
16,477,242 shares, excluding 525,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters
Use of proceeds
We plan to use the net proceeds from the sale of our common stock pursuant to this prospectus supplement for new investments in portfolio companies in accordance with our investment objective and strategies, as described in this prospectus supplement and the accompanying prospectus, and for general working capital purposes. We will also use a portion of the net proceeds from this offering to repay indebtedness (which will be subject to reborrowing), to pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. See “Use of Proceeds”.
Distribution
To the extent that we have income available, we intend to distribute monthly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. See “Price Range of Common Stock and Distributions” in this prospectus supplement.
Taxation
We have elected to be treated for federal income tax purposes, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

NASDAQ Global Select Market symbol
“CPTA”
Risk factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page S-18 of this prospectus supplement and page 22 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you”, “Capitala Finance”, or “us” or that “we” or “Capitala Finance” will pay fees or expenses, Capitala Finance will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Capitala Finance. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	3.0	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.7	%(2)
Dividend reinvestment plan fees	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.7%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.59	%(4)
Incentive fees payable under our Investment Advisory Agreement	1.10	%(5)
Interest payments on borrowed funds	6.99	%(6)
Other expenses	2.21	%(7)
Acquired funds fees and expenses	None	(8)
Total annual expenses	13.89	%(9)

(1)	Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay to the underwriters in connection with sales of shares of our common stock effected by the underwriters in this offering.
(2)	The offering expenses of this offering are estimated to be approximately $440,000. Total expenses relating to the shelf registration statement that was declared effective by the SEC on November 26, 2014, of which this prospectus supplement and the accompanying prospectus form a part, are estimated to be $278,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. For the first twelve months following our IPO, Capitala Investment Advisors had waived the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by Capitala Finance in connection with the Formation Transactions. The base management fee reflected in the table above is based on the fiscal year ended December 31, 2014. See “Investment Advisory Agreement” in the accompanying prospectus.
(5)	Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the fiscal year ended December 31, 2014 and includes accrued capital gains incentive fee. As of December 31, 2014, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the fiscal year ended December 31, 2014. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of the accompanying prospectus.
(6)	In addition to our existing SBA-guaranteed debentures, the 2014 Notes and the Credit Facility, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of December 31, 2014, we had approximately $192.2 million of SBA-guaranteed debentures outstanding and $113.4 million of 2014 Notes outstanding. We had no borrowings outstanding under the Credit Facility as of December 31, 2014. For purposes of this calculation, we have assumed the December 31, 2014 amounts of SBA-guaranteed debentures and 2014 Notes outstanding, and have computed interest expense using an assumed interest rate of 3.99% for the SBA-guaranteed debentures and 7.125% for the 2014 Notes, which were the rates payable as of December 31, 2014. We have also assumed borrowings of $75.0 million under the Credit Facility at an interest equal to 3.16% per annum. See “Senior Securities” in this prospectus supplement.
(7)	“Other expenses” ($4.3 million) include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the Dividend Reinvestment Plan, for the fiscal year ended December 31, 2014.
(8)	We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.
(9)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$124	$344	$531	$885

The example and the expenses in the table above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$134	$367	$561	$915

The example assumes a sales load of 3.0%. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan in the accompanying prospectus.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement, in the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement of the accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in this prospectus supplement and the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected financial data of the Company as of and for the years ended December 31, 2014 and 2013 are derived from our financial statements that have been audited by Ernst & Young LLP, our independent registered public accounting firm. This financial data should be read in conjunction with our financial statements and related notes thereto included elsewhere in this prospectus supplement and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section which follows (dollars in thousands except share and per share data):

	For the year ended December 31, 2014	For the year ended December 31, 2013
Statement of operations data:
Total investment income	$49,528	$35,433
Total expenses net of management fee waiver	29,562	15,949
Net investment income	19,966	19,484
Net realized gain from investments	832	2,187
Net unrealized appreciation/(depreciation) on investments	(24,238)	7,187
Net increase/(decrease) in net assets resulting from operations	$(3,440)	$28,858
Per share data:
Net investment income	$1.54	$1.50
Net increase/(decrease) in net assets resulting from operations	$(0.27)	$2.22
Distributions declared	$1.88	$0.47
Net asset value per share	$18.56	$20.71
Balance sheet data:
Total assets	$549,866	$476,428
Total net assets	$240,837	$268,670
Other data:
Total Return(2)(3)	(0.85)%	1.88%
Number of portfolio company investments at period end	52	41
Total portfolio investments for the period	$216,276	$110,929
Investment repayments for the period	$80,197	$52,755

(1)	For historical periods prior to December 31, 2013, the Company had no operations and therefore earnings per share, dividends declared per common share and weighted average shares outstanding information for the periods that include financial results prior to December 31, 2013 are not provided.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below and under “Risk Factors” in the accompany prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on us.

As of December 31, 2014, approximately 12.3% of our portfolio at fair value is invested in energy-related businesses. A decline in oil and natural gas prices would adversely affect the credit quality of these investments. A decrease in credit quality would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies’ abilities to satisfy financial or operating covenants imposed by us or other lenders will be adversely affected, thereby negatively impacting our financial condition and their ability to satisfy their debt service and other obligations to us.

The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Company’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Company’s ability to conduct business and on the Company’s results of operations and financial condition, particularly if those events affect the Company’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Company’s managers were unavailable in the event of a disaster, the Company’s ability to effectively conduct its business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite the Company’s implementation of a variety of security measures, its computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Company may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Company’s computer systems and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to the Company’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

USE OF PROCEEDS

We estimate that we will receive net proceeds from the sale of the 3,500,000 shares of our common stock in this offering of approximately $61.7 million, or approximately $71.0 million if the underwriters exercise their option to purchase additional shares in full, after deducting estimated offering expenses of approximately $440,000 incurred by us.

We plan to use the net proceeds from this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and for general working capital purposes. We will also use a portion of the net proceeds from this offering to repay indebtedness (which will be subject to reborrowing), to pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.

We estimate that it will take three to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus supplement, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal. At a minimum, the Company will invest more than half of its total assets in the types of securities designed to meet its business purpose, within the earlier of: (i) two years after termination or completion of sales of shares of our common stock pursuant to this prospectus supplement; or (ii) September 30, 2015.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2014:

•	on an actual basis; and
•	on an as adjusted basis to give effect to the sale of 3,500,000 shares of our common stock in this offering at an assumed public offering price of $18.32 per share, after deducting the estimated underwriting discounts and commissions of approximately $2.0 million and estimated offering expenses of approximately $440,000 payable by us.

This table should be read in conjunction with “Use of Proceeds,” “Management's Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement. The adjusted information is illustrative only.

	As of December 31, 2014
	Actual	As Adjusted
	(in thousand)
Assets:
Cash and cash equivalents	$55,107	$117,105
Investments at fair value	$480,337	$480,337
Interest and dividend receivable	$3,113	$3,113
Other assets	$11,309	$11,031
Total assets	$549,866	$611,586
Liabilities:
SBA-guaranteed debentures payable	$192,200	$192,200
7.125% Notes due 2021	$113,438	$113,438
Other liabilities	$3,391	$3,391
Total Liabilities	$309,029	$309,029
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 12,974,420 shares issued and outstanding, actual and 16,474,420 shares issued and outstanding as adjusted	$130	$165
Capital in excess of par value	$240,707	$302,392
Total stockholders’ equity	$240,837	$302,557

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA.” The following table sets forth, for each fiscal quarter since our initial public offering on September 25, 2013, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

			Sales Price		Premium or (Discount) of High Sales Price to NAV(3)	Premium or (Discount) of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
Fiscal 2015	NAV(1)		High	Low
Second Quarter (through April 6, 2015)	$	*	$19.01	$18.70	*	*	$0.47
First Quarter		*	$19.12	$17.97	*	*	$0.97	(5)

		Sales Price		Premium or (Discount) of High Sales Price to NAV(3)	Premium or (Discount) of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
Fiscal 2014	NAV(1)	High	Low
Fourth Quarter	$18.56	$19.30	$17.60	4.0%	(5.2)%	$0.47
Third Quarter	$19.89	$19.49	$17.60	(2.0)%	(11.5)%	$0.47
Second Quarter	$20.34	$19.87	$17.65	(2.3)%	(13.2)%	$0.47
First Quarter	$20.33	$20.25	$19.00	(0.4)%	(6.5)%	$0.47

		Sales Price		Premium or (Discount) of High Sales Price to NAV(3)	Premium or (Discount) of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
Fiscal 2013	NAV(1)	High	Low
Fourth Quarter	$20.71	$20.20	$17.91	(2.5)%	(13.5)%	$0.47
Third Quarter(2)	$20.79	$19.32	$18.41	(7.1)%	(11.4)%	—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	From September 25, 2013 to September 30, 2013.
(3)	Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.
(4)	Unless otherwise noted, represents the distribution paid or to be paid in the specified quarter.
(5)	Includes the special distribution that was declared on February 26, 2015 by the Company’s Board of Directors in the amount of $0.50 per share of the Company’s common stock, to be paid monthly over the remainder of 2015.
*	Not determinable at the time of filing

The last reported price for our common stock on April 6, 2015 was $19.00 per share. As of April 6, 2015, there were 61 holders of record of our common stock.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on September 25, 2013, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of April 6, 2015, shares of our common stock traded at a premium of approximately 2.4% of the NAV attributable to those shares as of December 31, 2014. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects the normal cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors, from our IPO until April 7, 2015:

Date Declared	Record Date	Payment Date	Amount Per Share
April 2, 2015	April 23, 2015	April 29, 2015	$0.1567
April 2, 2015	May 21, 2015	May 28, 2015	$0.1567
April 2, 2015	June 22, 2015	June 29, 2015	$0.1567
January 2, 2015	March 23, 2015	March 30, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	$0.1567
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
Total Normal Distributions Declared for Fiscal 2015			$0.94

Date Declared	Record Date	Payment Date	Amount Per Share(1)
October 2, 2014	December 19, 2014	December 30, 2014	$0.1567
October 2, 2014	November 21, 2014	November 28, 2014	$0.1567
October 2, 2014	October 22, 2014	October 30, 2014	$0.1567
August 7, 2014	September 12, 2014	September 26, 2014	$0.47
May 8, 2014	June 9, 2014	June 26, 2014	$0.47
February 27, 2014	March 14, 2014	March 26, 2014	$0.47
Total Normal Distributions Declared for Fiscal 2014			$1.88

Date Declared	Record Date	Payment Date	Amount Per Share(1)
November 11, 2013	December 10, 2013	December 30, 2013	$0.47
Total Normal Distributions Declared for Fiscal 2013			$0.47

(1)	We did not have a return of capital for the fiscal years ended December 31, 2014 and December 31, 2013.

On February 26, 2015, the Company’s board of directors declared a special distribution in the aggregate amount of approximately $6.5 million, or $0.50 per share of the Company’s common stock, to be paid monthly over the remainder of 2015. This represents approximately a 32% increase over normal monthly distributions.

Tax characteristics of all dividends paid by the Company are reported to stockholders on Form 1099 after the end of the calendar year. Our future dividends, if any, will be determined by our board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement. In addition to historical information, the following discussion and other parts of this prospectus supplement contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

We are a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act. We are an “emerging growth company” within the meaning of the (the JOBS Act), and as such, are subject to reduced public company reporting requirements. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Capitala Investment Advisors and Capitala Advisors Corp. provides the administrative services necessary for us to operate.

We provide capital to lower and traditional middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, product or service with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $5 million and $30 million in trailing twelve month EBITDA.

We invest in mezzanine and senior subordinated debt investments that are secured by subordinated liens on all of our borrowers’ assets and, to a lesser extent, in senior, cash flow-based “unitranche” securities. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari passu with our borrowers’ financial sponsors.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M of the Code for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Corporate History

We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: Fund I; Fund II; Fund III Parent; Fund III and Florida Sidecar and (collectively, the “Legacy Funds”); (ii) raising capital in the IPO; and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle market and middle market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock in the Formation Transactions. Fund II, Fund III and Florida Sidecar became the Fund’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of December 31, 2014, the Company had 12,974,420 shares of common stock outstanding.

At the time of the Formation Transactions, our portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We have two SBIC-licensed subsidiaries that have elected to be treated as BDCs under the 1940 Act.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions above. The transactions related to Fund II, Fund III, and Florida Sidecar constituted an exchange of shares between entities under common control and have been accounted for in accordance with ASC 805, Business Combinations. As such, the Company’s results of operations and cash flows for the year ended December 31, 2013 are presented as if the aforementioned transactions had occurred as of January 1, 2013. In addition, the results of the Company’s operations and cash flows for the year ended December 31, 2012 have been presented on a combined basis in order to provide comparative information with respect to prior periods.

The Company’s financial position as of December 31, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Revenues

We generate revenue primarily from the periodic cash interest we collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gain. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses include the payment of investment advisory fees to our Investment Advisor, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement and other operating expenses as detailed below. Our investment advisory fee will compensate our Investment Advisor for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934, as amended, other applicable federal and state securities laws and ongoing stock exchange listing fees;

•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Critical Accounting Policies and Use of Estimates

In the preparation of our financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to the Consolidated Financial Statements. While all of these policies are important to understanding our financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. Because of the nature of the judgment and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4 to our Consolidated Financial Statements.

In determining fair value, our Board of Directors (“the Board”) uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments it reviews. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on EBITDA multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The company has loans in the portfolio that contain PIK provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected cash interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination, amendment, consent, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

Income Taxes

Prior to the Formation Transactions, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1 in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes post the Formation Transactions.

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirement to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least the sum of 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2014 and December 31, 2013, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2014 or 2013. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2014 and 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Portfolio and Investment Activity

As of December 31, 2014, our portfolio consisted of investments in 52 portfolio companies with a fair value of approximately $480.3 million.

During the year ended December 31, 2014, the Company made approximately $216.3 million of investments in new or existing portfolio companies and had approximately $80.2 million in exits and repayments resulting in net investments of approximately $136.1 million for the period. During the year ended December 31, 2013, the Company made approximately $110.9 million of investments in new or existing portfolio companies and had approximately $52.7 million in exits and repayments resulting in net investments of approximately $58.2 million for the year.

During the year ended December 31, 2014, the Company continued to execute its strategy of reallocating its mix of debt and equity within the portfolio. The fair value of our equity portfolio declined from 35.3% of the investment portfolio at December 31, 2013 to only 23.2% of the investment portfolio at December 31, 2014. During the year ended December 31, 2014, the Company exited 4 of its outstanding equity investment (Chef’N Corporation, Naples Lumber & Supply Co, Impresa Aerospace Holdings, LLC, and Take 5 Oil Change, Inc.) and recognized a net gain on equity investments of $5.2 million. Of the $216.3 million in new investments originated during the year ended December 31, 2014, 97.4% related to debt investments.

As of December 31, 2014, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $8.5 million and $9.2 million, and $25.7 million and $24.2 million, respectively. As of December 31, 2014, the Company had approximately $55.1 million of cash and cash equivalents. As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $7.3 million and $8.9 million, and $25.3 million and $25.3 million, respectively. As of December 31, 2013, the Company had $101.6 million of cash and cash equivalents.

As of December 31, 2014, our income-bearing investment portfolio, which represented 76.7% of our total portfolio, had a weighted average yield of approximately 12.5%. As of December 31, 2014, 79.0% of our income-bearing portfolio was bearing a fixed rate of interest. As of December 31, 2013, our income-bearing investment portfolio, which represented 64.6% of our total portfolio, had a weighted average yield of approximately 13.7% all bearing a fixed rate of interest.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2014 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total	Investments at Fair Value	Fair Value Percentage of Total
Senior Secured Debt	$146,399	29.5%	$146,314	27.3%
Subordinated Debt	231,901	46.7	222,300	41.5
Equity and Warrants	62,855	12.7	111,723	20.9
Cash and Cash Equivalents	55,107	11.1	55,107	10.3
Total	$496,262	100.0%	$535,444	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2013 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total	Investments at Fair Value	Fair Value Percentage of Total
Senior Secured Debt	$103,457	25.7%	$102,071	21.9%
Subordinated Debt	136,638	33.9	133,710	28.7
Equity and Warrants	61,204	15.2	128,938	27.6
Cash and Cash Equivalents	101,622	25.2	101,622	21.8
Total	$402,921	100.0%	$466,341	100.0%

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	December 31, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Oil & Gas Services	$34,088	7.1%	$30,506	8.4%
Transportation	27,094	5.6	6,000	1.6
Sales & Marketing Services	23,632	4.9	22,753	6.3
IT Government Contracting	20,000	4.2	—	—
Food Product Manufacturer	19,126	4.0	—	—
Printing Services	18,324	3.8	16,448	4.5
QSR Franchisee	17,465	3.6	24,787	6.8
Bakery Supplies Distributor	16,297	3.4	—	—
Personal Product Manufacturer	16,241	3.4	14,073	3.9
Automobile Part Manufacturer	15,846	3.3	—	—
Footwear Retail	15,687	3.3	14,807	4.1
Home Décor Manufacturer	14,611	3.0	—	—
Oil & Gas Engineering and Consulting Services	14,547	3.0	15,000	4.1
Medical Device Distributor	14,349	3.0	11,121	3.0
Industrial Equipment Rental	13,212	2.8	22,500	6.2
Retail Display & Security Services	12,958	2.7	10,823	3.0
Construction Services	12,500	2.6	—	—
Healthcare Management	12,420	2.6	—	—
Wireless Communication Retailer	12,000	2.5	—	—
Computer Supply Retail	11,984	2.5	6,673	1.8
Western Wear Retail	10,920	2.3	4,774	1.3
Textile Equipment Manufacturer	10,577	2.2	9,031	2.5
Energy Services	10,573	2.2	8,783	2.4
Restaurant Chain	9,738	2.0	—	—
Financial Services	8,300	1.7	—	—
Data Processing & Digital Marketing	8,005	1.7	5,061	1.4
Dental Practice Management	7,826	1.6	9,273	2.6
Conglomerate	7,179	1.5	7,630	2.1
Specialty Clothing	5,723	1.2	12,724	3.5
Produce Distribution	5,711	1.2	6,631	1.8
Scrap Metal Recycler	4,927	1.0	3,950	1.1
Building Products	4,895	1.0	—	—
Replacement Window Manufacturer	4,857	1.0	6,284	1.7

	December 31, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Online Merchandise Retailer	$4,804	1.0%	$—	—%
Fuel Transportation Services	4,783	1.0	10,274	2.8
Advertising & Marketing Services	4,219	0.9	4,911	1.3
Automotive Chemicals & Lubricants	3,891	0.8	3,886	1.1
Petroleum Equipment Supplier	3,850	0.8	3,624	1.0
Industrial Manufacturing	3,510	0.7	3,440	0.9
Education Services	3,000	0.6	—	—
Professional Employer Organization	2,700	0.6	22,677	6.2
QSR Franchisor	2,506	0.5	14,622	4.0
Specialty Defense Contractor	1,850	0.4	2,799	0.8
Online Travel Sales & Marketing	1,750	0.4	1,638	0.4
Home Product Manufacturer	758	0.2	—	—
In-Home Healthcare Services	624	0.1	748	0.2
IT Hosting Services	480	0.1	453	0.1
Culinary Products	—	—	10,302	2.8
Aerospace Parts Manufacturer	—	—	10,064	2.8
Building Supplies	—	—	2,509	0.7
Quick Lube Services	—	—	1,604	0.4
Industrial Boiler Manufacturer	—	—	1,536	0.4
Total	$480,337	100.0%	$364,719	100.0%

Recent declines in oil prices has had an impact on the energy industry and has contributed towards the volatility in the leverage loan market during the fourth quarter of 2014. The events have had an impact on our investments in the energy sector.

As of December 31, 2014, we had five investments within the energy sector, representing approximately 12.3% of the total investment portfolio, based on fair values. The December 31, 2014 fair values were approximately 89.5% of cost, compared to 99.5% at December 31, 2013.

At December 31, 2014, all energy related investments were current on interest payments. Management continues to closely monitor each of these investments, maintaining frequent dialogue with company management and, where appropriate, sponsors.

With the exception of an $8.3 million investment in an internationally headquartered company, all investments made by the Company as of December 31, 2014 and December 31, 2013 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value as of December 31, 2014 and December 31, 2013 (dollars in thousands):

	At December 31, 2014		At December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$272,457	56.7%	$254,143	69.7%
Northeast	86,411	18.0	23,436	6.4
West	75,066	15.7	66,637	18.3
Midwest	38,103	7.9	20,503	5.6
International	8,300	1.7	—	—
Total	$480,337	100.0%	$364,719	100.0%

In addition to various risk management tools, our Investment Advisor also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but it is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Definition
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain senior or senior subordinated debt financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative risks may have increased substantially since the original investment. Loss of some of principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our Investment Advisor will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our Investment Advisor will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2014 and 2013 (dollars in thousands):

	As of December 31, 2014		As of December 31, 2013
Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
1	$146,471	30.5%	$183,194	50.2%
2	271,864	56.6	129,721	35.5
3	55,325	11.5	44,680	12.3
4	6,677	1.4	7,124	2.0
5	—	—	—	—
Total	$480,337	100.0%	$364,719	100.0%

As of December 31, 2014, the Company had debt investments in one portfolio company on non-accrual status with a total principal amount of $3.5 million, amortized cost of $3.4 million and a fair value of $0.0 million, which represented 0.8%, 0.8%, and 0.0% of the investment portfolio, respectively. As of December 31, 2013, the Company had debt investments in four portfolio companies on non-accrual status with a total principal amount of $12.1 million, amortized cost of $10.3 million and a fair value of $6.5 million representing 3.3%, 2.8% and 1.8% of the investment portfolio, respectively.

As of December 31, 2014, the Company had debt investments in one portfolio company on PIK non-accrual status with a total principal of $13.1 million, amortized cost of $13.1 million, and a fair value of $10.6 million, representing 3.2%, 3.0%, and 2.2% of the investment portfolio, respectively. As of December 31, 2013, the Company had no investments on PIK non-accrual status.

Results of Operations

Operating results for the years ended December 31, 2014, 2013, and 2012 are as follows (dollars in thousands):

	For the Year Ended December 31
	2014	2013	2012
Total investment income	$49,528	$35,433	$24,939
Total expenses, net	29,562	15,949	12,015
Net investment income	19,966	19,484	12,924
Net realized gains from investments	832	2,187	1,590
Net increase/(decrease) in unrealized appreciation	(24,238)	7,187	35,056
Net increase/(decrease) in net assets resulting from operations	$(3,440)	$28,858	$49,570

Investment income

The composition of our investment income for the years ended December 31, 2014, 2013 and 2012 was as follows (dollars in thousands):

	For the Year Ended December 31
	2014	2013	2012
Interest and fee income	$39,118	$25,777	$21,763
Payment-in-kind interest and dividend income	2,833	1,571	1,789
Dividend income	7,557	6,432	1,052
Interest from cash and cash equivalents	20	149	141
Other income	—	1,504	194
Total investment income	$49,528	$35,433	$24,939

For the year ended December 31, 2014, total investment income increased $14.1 million, or 39.8% compared to the fiscal year ended December 31, 2013. The Company had net deployments of debt securities of $140.3 million during the year ended December 31, 2014, which increased interest, fee, PIK, and overall investment income growth year over year.

For the year ended December 31, 2013, total investment income increased $10.5 million, or 42.1% compared to the fiscal year ended December 31, 2012. The increase from the prior year relates to higher loan and fee income resulting from an increasing investment portfolio.

Operating expenses

The composition of our expenses for the years ended December 31, 2014, 2013 and 2012 was as follows (dollars in thousands):

	For the Year Ended December 31
	2014	2013	2012
Interest and financing expenses	$13,375	$8,384	$7,853
Management fees, net of management fee waiver	9,051	4,731	4,043
Incentive fees	2,838	1,525	—
Administrative expenses	953	226	—
Other operating expenses	3,345	1,083	119
Total expenses, net of management fee waiver	$29,562	$15,949	$12,015

For the year ended December 31, 2014, operating expenses increased $13.6 million, or 85.4%, compared to the year ended December 31, 2013. Interest expense increased year over year primarily due to our June 2014 $113.4 million offering of 7.125% fixed rate notes due 2021 (“the Notes”). Management and incentive fees increased for the year ended December 31, 2014 primarily because 2014 was a full year under terms of the Investment Advisory Agreement that we entered into with the Investment Advisor on September 24, 2013. Administrative expenses increased year over year primarily due to a full year under terms of the Administration Agreement. Other operating expenses increased year over year due to a full year of regulatory and reporting costs subsequent to our IPO on September 30, 2013.

For the year ended December 31, 2013, operating expenses increased $3.9 million, or 32.7% compared to the year ended December 31, 2012. The increase is attributable to an incentive fee of $1.5 million under the new Investment Advisory Agreement, and $0.9 million of administrative expenses and other operating expenses following the IPO on September 30, 2013.

Net realized gains/losses on sales of investments

During the years ended December 31, 2014, 2013 and 2012, we recognized $0.8 million, $2.2 million and $1.6 million of net realized gains on our portfolio investments, respectively.

Net unrealized appreciation on investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2014, 2013 and 2012, we had $(24.2) million, $7.2 million and $35.1 million of unrealized appreciation (depreciation), respectively, on portfolio investments. During the year ended December 31, 2014, depreciation within the portfolio was driven by monetization of equity value through $7.6 million in dividends received from portfolio companies, $6.4 million in depreciation related to investments in the energy sector, and $10.2 million of depreciation driven primarily by negative earnings trends in the remaining investment portfolio.

Changes in net assets resulting from operations

For the fiscal years ended December 31, 2014, 2013 and 2012 we recorded a net increase (decrease) in net assets resulting from operations of $(3.4) million, $28.9 million, and $49.6 million, respectively. Based on the weighted average shares of common stock outstanding for the years ended December 31, 2014 and 2013, our per share net increase (decrease) in net assets resulting from operations was $(0.27) and $2.22, respectively.

Financial Condition, Liquidity and Capital Resources

The Company uses and intends to use existing cash primarily to originate investments in new and existing portfolio companies, pay dividends to our shareholders, and repay indebtedness.

On September 30, 2013, the Company issued 4,000,000 shares at $20.00 per share in its IPO, yielding net proceeds of $74.25 million.

Including the net proceeds from the Company’s IPO on September 30, 2013, the Company has raised approximately $231.5 million in net proceeds and credit availability in debt and equity offerings through December 31, 2014.

The Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes in June of 2014, yielding net proceeds of $109.1 million after underwriting costs. The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning September 16, 2014. The Notes are listed on the New York Stock Exchange under the trading symbol “CLA” with a face value $25.00 per Note.

On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018. Underwriting costs for the Credit Facility were $1.8 million and will be amortized over the term of the Facility. As of December 31, 2014, the Company had not utilized the Credit Facility.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

As of December 31, 2014, Fund II had $26.2 million in regulatory capital and $42.2 million in SBA- guaranteed debentures outstanding and Fund III had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

As of December 31, 2014, we had $55.1 million in cash and cash equivalents, and our net assets totaled $240.8 million.

Contractual obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

A summary of the Company’s significant contractual payment obligations as of December 31, 2014 is as follows (dollars in thousands):

	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA Debentures	$8,000	$13,500	$5,000	$165,700	$192,200
Notes	—	—	—	113,438	113,438
Total Contractual Obligations	$8,000	$13,500	$5,000	$279,138	$305,638

Distributions

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Parties

We have entered into the Investment Advisory Agreement with the Investment Advisor. Mr. Alala, our chief executive officer, president and chairman of our Board, is the managing partner and chief investment officer of the Investment Advisor, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.

In addition, the Investment Advisor’s investment team also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV, have had the opportunity to co-invest with Fund IV in portfolio investments. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. The Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with the Investment Advisor, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board, is the chief executive officer, president and a director of our Administrator, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.

Off-balance sheet arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Developments

Normal Monthly Distributions

Since January 1, 2015, our Board of Directors declared the following normal monthly distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
April 2, 2015	April 23, 2015	April 29, 2015	$0.1567
April 2, 2015	May 21, 2015	May 28, 2015	$0.1567
April 2, 2015	June 22, 2015	June 29, 2015	$0.1567
January 2, 2015	March 23, 2015	March 30, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	$0.1567
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
Total Normal Monthly Distributions Declared for Fiscal 2015			$0.94

Credit Facility

On January 6, 2015, the Company entered into the Incremental Assumption Agreement relating to the Credit Facility. The Incremental Assumption Agreement increased the amount of borrowings available under the Credit Facility from $50.0 million to $80.0 million. The $30.0 million increase in total commitments under the Credit Facility was executed under the “accordion” feature of the Credit Facility, which allows for an increase in total commitments under the Credit Facility up to $150.0 million. As of March 31, 2015, the Company had $15.0 million outstanding under the Credit Facility.

Special Distributions

On February 26, 2015, the Company’s board of directors declared a special distribution in the aggregate amount of approximately $6.5 million, or $0.50 per share of the Company’s common stock, to be paid monthly over the remainder of 2015. This represents approximately a 32% increase over normal monthly distributions.

Share Repurchase Program

On February 26, 2015, the Company’s board of directors authorized a program for the purpose of repurchasing up to $12 million worth of its common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complies with the prohibition under its Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Unless extended by the Company’s board of directors, the Company expects the repurchase program to be in place until the end of March 16, 2016 or until $12 million of the Company’s outstanding shares of common stock have been repurchased.

Portfolio Activity

On January 23, 2015, the Company invested $20.0 million in subordinated debt of Tender Greens Holdings, LLC, earning 14.0% cash interest, plus warrant participation.

On February 13, 2015, the Company invested $1.5 million in senior secured term debt and subordinated debt of Sun & Skin Care Research, LLC, an existing portfolio investment, earning 7.0% cash interest.

On February 20, 2015, the Company invested $1.1 million in subordinated debt of On-Site Fuel Services, Inc., an existing portfolio investment, earning 14.0% cash interest and 4.0% PIK.

On February 26, 2015, the Company invested $15.0 million in senior secured term debt of Portrait Innovations, Inc., earning 12.0% cash interest.

On March 2, 2015, the Company received $12.0 million from A Wireless Holding Company, representing full repayment of the Company’s subordinated debt investment, yielding 12.0% cash interest, due September 9, 2019.

On March 2, 2015, the Company received $4.0 million from the sale of 179,748 shares of Boot Barn, Inc. (NYSE:BOOT), resulting in a realized gain of $3.3 million. The Company still holds 420,252 shares of BOOT, subject to a lockup agreement that expires during the second quarter of 2015.

On March 16, 2015, the Company sold its preferred and common equity investments in KBP Investments, LLC for upfront cash proceeds of $17.6 million, recognizing a $9.3 million realized gain.

On March 23, 2015, the Company invested $4.2 million in senior secured debt of US Well Services, LLC, earning 12% cash interest (LIBOR + 11.5%, 0.5% floor). This funding was part of a $10 million unfunded commitment outstanding at December 31, 2014.

On March 27, 2015, the Company invested $15.0 million in senior secured debt of Community Choice Financial, Inc., earning 14% cash interest (LIBOR + 13.0%, 1% floor).

On March 31, 2015, the Company realized a $3.4 million loss related to its investment in Precision Manufacturing, LLC. The Company had this investment marked at $0 as of December 31, 2014 and, as a result, transferred the $3.4 million from an unrealized loss to a $3.4 million realized loss during the quarter.

Capitala Senior Liquid Loan Fund I, LLC

On March 25, 2015, the Company announced a joint venture with Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation, to create Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”). The joint venture is expected to invest primarily in senior secured loans to middle market companies.

The Company and Trinity have committed to provide $25 million of equity to the joint venture, with the Company providing $20 million and Trinity providing $5 million. In addition, CSLLF has obtained third party asset-level financing. The Company and Trinity expect to begin funding the portfolio with new investments during the second quarter of 2015.

On March 31, 2015, the Company funded $10 million of its $20 million capital commitment to CSLLF.

Preliminary Estimates of Net Asset Value and Net Investment Income

Set forth below is a preliminary estimate of our net asset value per share as of April 7, 2015 and a preliminary estimate of our net investment income per share range for the three months ended March 31, 2015. The following estimates are not a comprehensive statement of our financial condition or results for the period from December 31, 2014 through March 31, 2015. We advise you that our actual results for the three months ended March 31, 2015 may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates or changes in the businesses to whom we have made loans, which may arise between now and the time that our financial results for the three months ended March 31, 2015 are finalized. This information is inherently uncertain.

As of the date of this prospectus supplement, we currently expect that our net investment income per share was between $0.35 and $0.37 for the three months ended March 31, 2015. During the quarter ended March 31, 2015, as detailed above, we realized a $3.3 million gain on Boot Barn, Inc. (“BOOT”), a $9.3 million gain on KBP Investments, LLC, and a $3.4 million loss on Precision Manufacturing, LLC, representing net realized gains of approximately $9.3 million, or $0.72 per share of our common stock. As a result, for the three months ended March 31, 2015, the sum of our range of expected net investment income plus net realized gains totals between $1.07 and $1.09 per share of our common stock.

Furthermore, we still hold 420,252 shares of BOOT’s common stock, which is subject to a lock-up agreement that will expire during the second quarter of 2015. As of the date of this prospectus supplement, BOOT is our only Level 1 asset. As of March 31, 2015, the closing price of BOOT on the New York Stock Exchange was $23.92 per share, which represents an unrealized gain of $8.4 million, or $0.65 per share of our common stock, on our remaining BOOT investment as of that date. The aggregate effect of the sum of our range of expected net investment income, net realized gains for the three months ended March 31, 2015, and the accumulated unrealized gain on our remaining BOOT investment totals between $22.2 million and $22.5 million, or between $1.72 and $1.74 per share of our common stock.

As of the date of this prospectus supplement, we have not yet decided whether to sell our remaining BOOT shares at any point in the future and there is no guarantee that we will be able to realize all or a portion of the unrealized gain referenced above at that time.

We estimate that as of April 7, 2015 our net asset value per share was between $17.68 and $17.73, which, among other factors impacting our estimate of net asset value per share, is net of the nine remaining $0.05 per share monthly distributions scheduled to be paid over the remainder of 2015 ($0.45 per share in total) and the monthly distributions of $0.1567 per share for April, May and June of 2015 announced on April 2, 2015 ($0.47 per share in total). The sum of these distributions declared, but not yet paid, is $0.92 per share.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Ernst & Young LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

SENIOR SECURITIES

Information about the senior securities of Capitala Finance, Fund II and Fund III is shown in the following table as of December 31 for the years indicated in the table. The information as of December 31, 2014 and 2013 has been derived from Capitala Finance Corp.’s consolidated financial statements that have been audited by an independent registered public accounting firm and are included in this prospectus supplement and the accompanying prospectus. Ernst & Young LLP’s reports on the senior securities table as of December 31, 2014 and 2013 are attached as exhibits to the registration statement of which this prospectus supplement and the accompanying prospectus are a part. The information as of December 31, 2012 and 2011 has been derived from the financial statements of Fund II and Fund III that have been audited by an independent registered public accounting firm. Dixon Hughes Goodman LLP’s reports on the senior securities table as of December 31, 2012 and 2011 are incorporated by reference as exhibits to the registration statement of which this prospectus supplement and the accompanying prospectus are a part. The information as of December 31, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp.
SBA-guaranteed debentures(4)
2014	$192,200	$1,800	—	N/A
2013	$202,200	$2,300	—	N/A
2014 Notes
2014	$113,438	$1,800	—	$1,018
Credit Facility
2014	—	—	—	N/A
Fund II SBA-guaranteed debentures(4)
2012	$52,200	2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A
2008	31,500	1,400	—	N/A
2007	31,500	1,600	—	N/A
2006	31,500	1,600	—	N/A
2005	20,000	1,400	—	N/A
Fund III SBA-guaranteed debentures(4)
2012	$125,000	1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable except for the 2014 Notes which are publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III each established a Board of Directors consisting of the same five members that comprise our Board of Directors.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	45	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2016
M. Hunt Broyhill	51	Director	2013	2015
Independent Directors
R. Charles Moyer	69	Director	2013	2017
Larry W. Carroll	63	Director	2013	2015
H. Paul Chapman	63	Director	2013	2016

The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Executive Officers Who Are Not Directors

Name	Age	Position
John F. McGlinn	46	Chief Operating Officer, Secretary and Treasurer
Stephen A. Arnall	53	Chief Financial Officer
Richard Wheelahan	34	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Joseph B. Alala, III has been the chief executive officer, president and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder, president and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala serves on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC). Mr. Alala also serves on the boards of directors of some of our portfolio companies, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.

Mr. Alala’s intimate knowledge of our business and operations, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm, the President and Chairman of the Board of Directors of BMC Fund, Inc., a registered closed-end management investment company, and the President and director of Broyhill Investments, Inc., a private investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices. Mr. Broyhill received a B.A. from Wake Forest University.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Directors

R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently a Professor of Finance at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Kentucky Seed Capital Fund and Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.

Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. Mr. Carroll currently is, and has been since 2006, a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.

Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974 – 2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

Executive Officers Who Are Not Directors

Stephen A. Arnall has been the chief financial officer of Capitala Finance since May 2013. Prior to joining Capitala Finance, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 – 2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall was also the executive vice president and chief financial officer of The Scottish Bank from 1998 to 2006. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.

John F. (“Jack”) McGlinn has been the chief operating officer, secretary and treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the Legacy Funds in 2000 and manages the Raleigh, North Carolina office. Prior to joining the Legacy Funds’ investment adviser, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and previously served as an accountant for PricewaterhouseCoopers LLP. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in accounting and received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School.

Richard Wheelahan has been the chief compliance officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer and a director of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Prior to joining the Legacy Funds, Mr. Wheelahan was a transactional attorney with Moore & Van Allen PLLC’s corporate practice group and Mayer Brown LLP’s leveraged finance practice group. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board of Directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Capitala Finance, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Alala, as a result of his position as our chief executive officer and president and managing member chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, as a result of his indirect controlling interest in Capitala Investment Advisors.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a managing member of our investment adviser. We believe that Mr. Alala’s history with us, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Larry W. Carroll currently serves as designated lead independent director.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala

Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended December 31, 2014, our Board of Directors held five Board meetings, ten Audit Committee meetings, one Nominating and Corporate Governance Committee meeting, and zero Compensation Committee Meetings. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of

Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Capitala Finance;
•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;
•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—	—	—
M. Hunt Broyhill	—	—	—
Independent Directors
R. Charles Moyer	$120,000	—	$120,000
Larry W. Carroll	$120,000	—	$120,000
H. Paul Chapman	$125,000	—	$125,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Investment Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator. The Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013. Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years from the date it was executed, which was September 24, 2013, and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

UNDERWRITING

UBS Securities LLC, Jefferies LLC, Keefe, Bruyette & Woods, Inc., and BB&T Capital Markets, a division of BB&T Securities, LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares
UBS Securities LLC	840,000
Jefferies LLC	752,500
Keefe, Bruyette & Woods, Inc.	612,500
BB&T Capital Markets, a division of BB&T Securities, LLC	315,000
JMP Securities LLC	245,000
Oppenheimer & Co. Inc.	157,500
Wunderlich Securities, Inc.	157,500
Stephens Inc.	227,500
Ladenburg Thalmann & Co. Inc.	140,000
Sandler O’Neill & Partners, L.P.	52,500
Total	3,500,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the shares to dealers at the public offering price less a concession not to exceed $0.34 per share. The underwriting discount of $0.56 per share is equal to 3% of the initial offering price. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before April 13, 2015. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus supplement, to purchase from us up to an additional 525,000 shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We and each of our directors and officers has agreed that, for a period of 90 days from the date of this prospectus supplement (the “Lock-up Period”), such party will not, without the prior written consent of UBS Securities LLC, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that Capitala Finance may issue and sell shares pursuant to our dividend reinvestment plan at any time, may sell shares of its common stock in an “at the market” equity distribution program starting after the 30th day after the commencement of the Lock-up Period, and other limited exceptions. UBS Securities LLC in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 525,000 additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$0.56	$0.56
Total	$1,960,000	$2,254,000

Capitala Finance and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, UBS Securities LLC, on behalf of the underwriters, may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when UBS Securities LLC repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that the total expenses of this offering, excluding the underwriting discounts, will be approximately $440,000.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of Capitala Finance’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representatives of the underwriters are: UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019; Jefferies LLC, 520 Madison Avenue, New York, New York 10022; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019; and BB&T Capital Markets, a division of BB&T Securities, LLC, 901 East Byrd Street, Suite 300, Richmond, VA 23219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Capitala Finance Corp. as of December 31,2014 and 2013, and for the year ended December 31, 2014 and 2013, appearing in this prospectus supplement and the accompanying prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The combined financial statements of Capitala Finance Corp. as of December 31, 2012, and for the years ended December 31, 2012 and 2011, appearing in the accompanying prospectus have been audited by Dixon Hughes Goodman LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Capitala Finance Corp.

We have audited the accompanying consolidated statement of assets and liabilities of Capitala Finance Corp. (the Company), including the consolidated schedule of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights for each of the two years in the period ended December 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 and 2013 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Capitala Finance Corp. at December 31, 2014 and 2013, and the consolidated results of its operations, changes in its net assets, cash flows, and its financial highlights for each of the two years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Charlotte, North Carolina
March 4, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Capitala Finance Corp.

We have audited the accompanying combined statements of operations, changes in net assets, and cash flows of Capitala Finance Corp. (the “Company”) for the year ended December 31, 2012. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of the Company for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Dixon Hughes Goodman LLP

High Point, North Carolina
March 28, 2014, except for Note 11, as to which the date is March 4, 2015

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	December 31, 2014	December 31, 2013
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $219,163 and $84,138, respectively)	$236,804	$99,140
Affiliate investments (amortized cost of $154,552 and $159,104, respectively)	171,471	189,098
Control investments (amortized cost of $67,440 and $58,057, respectively)	72,062	76,481
Total investments at fair value (amortized cost of $441,155 and $301,299, respectively)	480,337	364,719
Cash and cash equivalents	55,107	101,622
Interest and dividend receivable	3,113	2,917
Due from related parties	518	1,645
Deferred financing fees (net of accumulated amortization of $3,288 and $2,216, respectively)	10,002	4,871
Prepaid expenses	515	654
Other assets	274	—
Total assets	$549,866	$476,428
LIABILITIES
SBA debentures	$192,200	$202,200
Notes	113,438	—
Due to related parties	8	521
Management and incentive fee payable	159	2,157
Interest payable	2,902	2,723
Accounts payable and accrued expenses	322	157
Total liabilities	$309,029	$207,758
Commitments and contingencies (Note 2)
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 12,974,420 common shares issued and outstanding, respectively	$130	$130
Additional paid in capital	188,408	188,408
Accumulated undistributed net investment income	12,314	16,760
Accumulated undistributed net realized gain (loss) from investments	803	(48)
Net unrealized appreciation on investments	39,182	63,420
Total net assets	240,837	268,670
Total liabilities and net assets	$549,866	$476,428
Net asset value per share	$18.56	$20.71

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the year ended December 31
	2014	2013	2012
			(combined)
INVESTMENT INCOME
Interest and fee income:
Non-control/Non-affiliate investments	$16,209	$8,355	$6,742
Affiliate investments	17,105	12,688	11,683
Control investments	5,804	4,734	3,338
Total interest and fee income	39,118	25,777	21,763
Payment-in-kind interest and dividend income:
Non-control/Non-affiliate investments	937	175	185
Affiliate investments	1,169	471	532
Control investments	727	925	1,072
Total payment-in-kind interest and dividend income	2,833	1,571	1,789
Dividend income:
Non-control/Non-affiliate investments	1,818	35	—
Affiliate investments	774	314	431
Control investments	4,965	6,083	621
Total dividend income	7,557	6,432	1,052
Other income	—	1,504	194
Interest income from cash and cash equivalents	20	149	141
Total investment income	49,528	35,433	24,939
EXPENSES
Interest and financing expenses	13,375	8,384	7,853
Base management fee	9,289	5,064	4,193
Incentive fees	2,838	1,525	—
Administrative expenses	953	226	—
Other operating expenses	3,345	1,083	119
Expenses before management fee waiver	29,800	16,282	12,165
Management fee waiver (See Note 5)	(238)	(333)	(150)
Total expenses, net of management fee waiver	29,562	15,949	12,015
NET INVESTMENT INCOME	19,966	19,484	12,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments:
Non-control/Non-affiliate investments	2,564	6,011	180
Affiliate investments	(1,843)	(4,099)	1,410
Control investments	111	275	—
Total realized gain from investments	832	2,187	1,590
Net unrealized appreciation (depreciation) on investments	(24,238)	7,187	35,056
Net gain (loss) on investments	(23,406)	9,374	36,646
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,440)	$28,858	$49,570
NET INCREASE (DECREASE) IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$(0.27)	$2.22	N/A
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	12,974,420	12,974,420	N/A
DISTRIBUTIONS DECLARED AND PAID PER SHARE	$1.88	$0.47	—

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except share data)

	General Partner	Limited Partners	Common Stock		Additional Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains (Losses)	Net Unrealized Appreciation/ (Depreciation) on Investments	Total
			Number of Shares	Par Value
BALANCE, December 31, 2011	$209	$70,366	—	$—	$—	$7,783	$—	$21,177	$99,535
Partners' capital contributions	73	6,992	—	—	—	—	—	—	7,065
Distribution to partners	—	—	—	—	—	(12,147)	(1,590)	—	(13,737)
Net investment income	—	—	—	—	—	12,924	—	—	12,924
Net realized gain from investments	—	—	—	—	—	—	1,590	—	1,590
Net change in unrealized appreciation/(depreciation) on portfolio investments	—	—	—	—	—	—	—	35,056	35,056
BALANCE, December 31, 2012	282	77,358	—	—	—	8,560	—	56,233	142,433
Partners' capital contributions	—	24,852	—	—	—	—	—	—	24,852
Distribution to partners	—	—	—	—	—	(5,186)	(2,235)	—	(7,421)
Formation transactions	(282)	(102,210)	8,974,420	90	114,198	—	—	—	11,796
Public offering of common stock	—	—	4,000,000	40	74,210	—	—	—	74,250
Net investment income	—	—	—	—	—	19,484	—	—	19,484
Net realized gain from investments	—	—	—	—	—	—	2,187	—	2,187
Net change in unrealized appreciation/(depreciation) on portfolio investments	—	—	—	—	—	—	—	7,187	7,187
Distributions	—	—	—	—	—	(6,098)	—	—	(6,098)
BALANCE, December 31, 2013	—	—	12,974,420	130	188,408	16,760	(48)	63,420	268,670
Net investment income	—	—	—	—	—	19,966	—	—	19,966
Net realized gain from investments	—	—	—	—	—	—	832	—	832
Net change in unrealized appreciation/ (depreciation) on portfolio investments	—	—	—	—	—	—	—	(24,238)	(24,238)
Distributions	—	—	—	—	—	(24,393)	—	—	(24,393)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	—	—	—	(19)	19	—	—
BALANCE, December 31, 2014	$—	$—	12,974,420	$130	$188,408	$12,314	$803	$39,182	$240,837

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)

	For the year ended December 31
	2014	2013	2012
			(combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(3,440)	$28,858	$49,570
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of portfolio investments	(216,276)	(110,929)	(56,473)
Repayments of portfolio investments	80,197	52,755	23,716
Net realized gain on portfolio investments	(832)	(2,187)	(1,590)
Net unrealized appreciation/(depreciation) on portfolio investments	24,238	(7,187)	(35,056)
Payment-in-kind interest and dividends	(2,833)	(1,408)	(1,473)
Accretion of original issue discount on portfolio investments	(111)	(36)	(316)
Amortization of deferred financing fees	1,072	318	634
Changes in assets and liabilities:
Interest and dividend receivable	(196)	(1,000)	(558)
Due from related parties	1,127	(151)	142
Prepaid expenses	139	(654)	—
Other assets	(274)	—	—
Due to related parties	(513)	324	(224)
Management and incentive fee payable	(1,998)	2,157	—
Interest payable	179	238	647
Accounts payable and accrued expenses	165	80	(357)
NET CASH USED IN OPERATING ACTIVITIES	(119,356)	(38,822)	(21,338)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	—	25,000	35,000
Partners’ capital contributions	—	24,852	7,252
Proceeds from IPO, net of underwriting expense	—	74,250	—
Repayment of SBA debentures	(10,000)	—	—
Issuance of notes	113,438
Distributions paid to general and limited partners	—	(7,421)	(13,779)
Distributions paid	(24,393)	(6,098)	—
Deferred financing fees paid	(6,204)	(606)	(849)
NET CASH PROVIDED BY FINANCING ACTIVITIES	72,841	109,977	27,624
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(46,515)	71,155	6,286
CASH AND CASH EQUIVALENTS, beginning of year	101,622	30,467	24,181
CASH AND CASH EQUIVALENTS, end of year	$55,107	$101,622	$30,467
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$12,120	$7,828	$6,573
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
In-kind contribution of assets	$—	$11,796	$—
Distribtion payable	$—	$—	$(16)
Conversion of debt securities to equity securities	$—	$—	$2,365
Release of restricted cash for partners’ capital contribution	$—	$—	$56
Capital contribution in exchange for waived management fee	$—	$—	$5

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 98.3%
AAE Acquisition, LLC(1)	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 3/31/18)	$11,000	$10,998	$11,000	4.6%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)		17	2,212	0.9%
				11,015	13,212	5.5%
A Wireless Holding Company	Wireless Communication Retailer	Subordinated Debt (12% Cash, Due 9/9/19)	12,000	12,000	12,000	5.0%
				12,000	12,000	5.0%
American Exteriors, LLC(1),(11)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/15)	4,357	3,157	4,357	1.8%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/16)	500	415	500	0.2%
American Exteriors, LLC(7)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)		—	—	0.0%
				3,572	4,857	2.0%
Bluestem Brands, Inc.	Online Merchandise Retailer	Senior Secured Debt (L+7.5%, 1% Floor, Due 11/7/20)	5,000	4,804	4,804	2.0%
				4,804	4,804	2.0%
Boot Barn Holdings, Inc(8)	Western Wear Retail	Common Stock (600,000 shares)		2,400	10,920	4.5%
				2,400	10,920	4.5%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	193	0.1%
Caregiver Services, Inc.(7)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)		264	431	0.2%
				522	624	0.3%
Construction Partners, Inc.	Construction Services	Subordinated Debt (11.5% Cash, Due 6/12/20)	12,500	12,500	12,500	5.2%
				12,500	12,500	5.2%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% Cash, 2% PIK dividend)		6,145	6,145	2.6%
				6,145	6,145	2.6%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Subordinated Debt (L+7.75%, 1% Floor, Due 8/7/22)	17,000	16,640	16,297	6.8%
				16,640	16,297	6.8%
Flavors Holdings, Inc.	Food Product Manufacturer	Senior Secured Term Debt (L+5.75%, 1% Floor, Due 4/3/20)	7,900	7,594	7,594	3.2%
Flavors Holdings, Inc.	Food Product Manufacturer	Subordinated Debt (L+10.00%, 1% Floor, Due 10/3/21)	12,000	11,532	11,532	4.7%
				19,126	19,126	7.9%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	1,850	0.8%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)		—	—	0.0%
				2,000	1,850	0.8%
Kelle’s Transport Service, LLC	Transportation	Senior Secured Debt (14% Cash, Due 3/31/19)	15,366	15,351	15,366	6.3%
Kelle’s Transport Service, LLC(6)	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)		2,802	2,802	1.2%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)		23	2,781	1.2%
				18,176	20,949	8.7%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.(1)	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)	$4,667	$4,667	$4,667	1.9%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)		1,333	5,283	2.2%
				6,000	9,950	4.1%
Meritas Schools Holdings, LLC	Education Services	Subordinated Debt (L+9.00%, 1% Floor, Due 1/23/21)	3,000	2,986	3,000	1.2%
				2,986	3,000	1.2%
Merlin International, Inc.	IT Government Contracting	Subordinated Debt (12.5% Cash, Due 12/16/19)	20,000	20,000	20,000	8.3%
				20,000	20,000	8.3%
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Subordinated Debt (L+9.25%, 1% Floor, Due 8/15/21)	15,000	14,785	14,611	6.1%
				14,785	14,611	6.1%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (14% Cash, Due 2/13/15)	200	200	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (14% Cash, Due 2/28/15)	300	300	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,850	2,850	—	0.0%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (6.65% fully diluted)		—	—	0.0%
				3,350	—	0.0%
Sequoia Healthcare Management, LLC	Healthcare Management	Senior Secured Term Debt (12% cash, 4% PIK, due 7/17/19)	12,420	12,195	12,420	5.2%
				12,195	12,420	5.2%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, Due 12/15/18)	15,000	15,000	14,547	6.0%
				15,000	14,547	6.0%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 1/15/15)	4,316	3,495	3,850	1.6%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)		—	—	0.0%
				3,495	3,850	1.6%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)		300	480	0.2%
				300	480	0.2%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	758	0.3%
				758	758	0.3%
Tenere, Inc.(9)	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/15/17)	3,510	3,510	3,510	1.5%
				3,510	3,510	1.5%
TGI Friday’s, Inc.	Restaurant Chain	Subordinated Debt (L+8.25%, 1% Floor, Due 7/15/21)	10,000	9,962	9,738	4.0%
				9,962	9,738	4.0%
US LBM Holdings, LLC	Building Products	Senior Secured Debt (L+7.0%, 1% Floor, Due 5/2/20)	4,992	4,895	4,895	2.0%
				4,895	4,895	2.0%
U.S. Well Services, LLC(10)	Oil & Gas Services	Senior Secured Debt (L+11.50%, 0.5% floor, Due 5/2/19)	4,822	4,727	4,761	2.0%
				4,727	4,761	2.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Velum Global Credit Management, LLC(8)	Financial Services	Senior Secured Debt (15% Cash, Due 12/31/15)	$8,300	$8,300	$8,300	3.4%
				8,300	8,300	3.4%
Worklife America, Inc.	Professional Employer Organization	Common Stock Warrants (3.84% ownership)		—	2,311	0.9%
Worklife America, Inc.	Professional Employer Organization	Preferred Stock Warrants (3.84% ownership)		—	389	0.2%
				—	2,700	1.1%
Sub Total Non-control/Non-affiliated investments				$219,163	$236,804	98.3%
Affiliate investments – 71.1%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Senior Subordinated Debt (14% cash, due 8/14/19)	$5,000	$5,000	$5,000	2.1%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Junior Subordinated Debt (12% cash, due 8/14/19)	7,200	7,200	7,200	3.0%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,504	3,646	1.5%
				13,704	15,846	6.6%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,213	3.4%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (9% cash dividend)		1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (14.15% fully diluted)		—	6,205	2.6%
				9,500	15,687	6.5%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	11,402	11,402	11,402	4.7%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)		2,576	10,348	4.3%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)		—	1,882	0.8%
				13,978	23,632	9.8%
GA Communications, Inc.(6)	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)		2,197	2,559	1.1%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,660	0.7%
				2,199	4,219	1.8%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.2%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	341	0.1%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)		—	188	0.1%
				6,000	5,711	2.4%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		1,500	2,506	1.0%
				1,500	2,506	1.0%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)		2,000	5,723	2.4%
				2,000	5,723	2.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
MMI Holdings, LLC(1)	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 1/31/17)	$2,600	$2,600	$2,600	1.0%
MMI Holdings, LLC(1)	Medical Device Distributor	Subordinated Debt (6% Cash, Due 1/31/17)	400	388	400	0.2%
MMI Holdings, LLC(6)	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)		1,136	1,273	0.5%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	126	0.1%
				4,124	4,399	1.8%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.3%
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)		2,000	4,958	2.1%
				10,000	12,958	5.4%
Source Capital ABUTEC, LLC	Oil & Gas Services	Senior Secured Term Debt (12% Cash, 3% PIK, Due 12/28/17)	5,283	5,283	5,166	2.1%
Source Capital ABUTEC, LLC	Oil & Gas Services	Preferred Membership Units (10.8% fully diluted)		1,240	—	0.0%
				6,523	5,166	2.1%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	1.1%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% ownership)		—	578	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)		750	813	0.3%
				3,250	3,891	1.6%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (7% Cash, Due 6/12/17)	5,000	5,000	4,751	2.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Subordinated Debt (7% Cash, Due 9/15/17)	17,125	17,125	11,490	4.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (15.8% ownership)		1,878	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrant (0.31% ownership)		10	—	0.0%
				24,013	16,241	6.7%
Source Recycling, LLC	Scrap Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	4,927	2.0%
Source Recycling, LLC	Scrap Metal Recycler	Membership Units (68,656 units)		1,590	—	0.0%
Source Recycling, LLC	Scrap Metal Recycler	Membership Unit Warrants (1% fully diluted)		—	—	0.0%
				6,590	4,927	2.0%
Sparus Holdings, Inc.(3)	Energy Services	Senior Secured Term Debt (12% Cash, 2% PIK, Due 3/21/16)	5,034	5,012	4,050	1.7%
Sparus Holdings, Inc.(3)	Energy Services	Subordinated Debt (9% Cash, 5% PIK, Due 3/21/16)	8,108	8,066	6,523	2.7%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)		1,173	—	0.0%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)		—	—	0.0%
				14,251	10,573	4.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (12.5% Cash, Due 7/31/18)	$6,425	$6,425	$6,425	2.6%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)		1,200	714	0.3%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)		218	687	0.3%
				7,843	7,826	3.2%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,294	12,294	11,995	5.0%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	9,796	9,796	9,516	4.0%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)		3,600	2,650	1.1%
				25,690	24,161	10.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Senior Secured Term Debt (15% PIK, Due 11/26/16)	406	406	406	0.2%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 6/30/15)	663	361	663	0.3%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 6/30/15)	81	44	81	0.0%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 6/30/15)	3,563	2,369	3,563	1.5%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 6/30/15)	299	207	299	0.1%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 6/30/15)	2,750	—	2,750	1.1%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 6/30/15)	243	—	243	0.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)		—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)		—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)		—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)		—	—	0.0%
				3,387	8,005	3.3%
Sub Total Affiliate investments				$154,552	$171,471	71.1%
Control investments – 30.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)	$10,587	$10,587	$10,587	4.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)		1,125	927	0.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (570,000 shares)		—	470	0.2%
				11,712	11,984	5.0%
KBP Investments, LLC(6)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Cash Dividend)		8,269	8,269	3.4%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)		—	9,196	3.9%
				8,269	17,465	7.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Market E’s, LLC(1)	Online Travel Sales & Marketing	Senior Secured Debt (0% Cash, Due 12/31/16)	$985	$985	$1,000	0.4%
Market E’s, LLC(1)	Online Travel Sales & Marketing	Subordinated Debt (0% Cash, Due 12/31/16)	2,875	2,875	750	0.3%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)		240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)		965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)		—	—	0.0%
				5,065	1,750	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.8%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,688	3,688	3,688	1.5%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	1,629	0.7%
				7,179	7,179	3.0%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17%, 3% PIK at Company’s option, Due 2/1/16)	6,500	6,500	6,500	2.7%
Navis Holdings, Inc.(6)	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)		1,000	1,000	0.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	3,077	1.3%
				7,501	10,577	4.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	5,048	5,048	4,783	2.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)		33	—	0.0%
				10,724	4,783	2.0%
Print Direction, Inc.	Printing Services	Senior Secured Term Debt (15% Cash, Due 2/24/19)	14,000	14,000	14,000	5.8%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)		2,990	4,141	1.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)		—	183	0.1%
				16,990	18,324	7.6%
Sub Total Control investments				$67,440	$72,062	30.0%
TOTAL INVESTMENTS – 199.4%				$441,155	$480,337	199.4%

(1)	The maturity date of the original investment has been extended.
(2)	Non-Accrual Investment.
(3)	PIK Non-Accrual Investment.
(4)	All debt investments are income producing according to rate disclosed. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $240,837 as of December 31, 2014.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	The equity investment has an exercisable put option.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2014

(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(9)	The investment has a $0.6 million unfunded commitment.
(10)	The investment has a $10.0 million unfunded commitment.
(11)	The Company is currently paying 17% cash rate due to covenant non-compliance.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2013

Company(4),(5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 36.9%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,992	$19,000	7.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,500	1.3%
				19,017	22,500	8.4%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	4,565	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	416	612	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	1,106	0.4%
				3,781	6,283	2.3%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,774	1.8%
				2,400	4,774	1.8%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	231	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	517	0.2%
				522	748	0.3%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,000	6,000	2.2%
				6,000	6,000	2.2%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	800	0.3%
				2,000	2,800	1.0%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	4,667	4,667	4,667	1.7%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	2,129	0.8%

				6,000	6,796	2.5%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (6% cash, Due 2/15/14)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	400	0.1%
				1,309	2,509	0.9%
Pickaway Plains Ambulance Services, Inc.(1),(2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (6.65% ownership)	—	—	—	0.0%
				2,500	1,536	0.6%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, 12/15/18)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4),(5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	$3,633	$3,213	$3,624	1.3%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,213	3,624	1.3%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	453	0.2%
				300	453	0.2%
Tenere, Inc.(9)	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,440	3,440	3,440	1.3%
				3,440	3,440	1.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	18,656	18,656	18,656	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	3,441	1.3%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	580	0.2%
				18,656	22,677	8.5%
Sub Total Non-control/Non-affiliated investments				$84,138	$99,140	36.9%
Affiliate investments – 70.4%
Chef’N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company’s option, Due 5/16/18)	$6,300	$6,300	$6,300	2.3%
Chef’N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,002	1.5%
				7,300	10,302	3.8%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.37% fully diluted)	—	—	5,307	2.0%
				9,500	14,807	5.6%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	11,174	11,174	11,174	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.6%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.7%
				13,750	22,753	8.5%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,370	0.9%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	2,541	0.9%
				2,000	4,911	1.8%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,274	12,258	10,064	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4),(5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	$—	$362	$—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	604	—	0.0%
				14,124	10,064	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 Shares)	—	818	934	0.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	515	0.2%
				6,000	6,631	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	14,622	5.4%
				1,500	14,622	5.4%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14%, 2% PIK at company’s option, Due 1/16/18)	7,500	7,500	7,500	2.8%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	5,224	1.9%
				9,500	12,724	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.1%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units)	—	1,052	1,200	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	125	0.0%
				4,040	4,325	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	2,823	1.1%
				10,000	10,823	4.1%
Source Capital ABUTEC, LLC	Oil & Gas Services	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,125	5,125	5,125	1.9%
Source Capital ABUTEC, LLC	Oil & Gas Services	Preferred Membership Units (15.5% fully diluted)	—	1,240	60	0.0%
				6,365	5,185	1.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	810	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	576	0.2%
				3,250	3,886	1.4%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	12,115	4.5%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 3/28/14)	2,079	2,079	1,958	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4),(5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	$—	$—	$—	0.0%
				18,799	14,073	5.2%
Source Recycling, LLC(2)	Scrap Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Scrap Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%
Source Recycling, LLC	Scrap Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	3,950	1.5%
Sparus Holdings, Inc.(1)	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	7,000	7,000	7,000	2.6%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,479	0.6%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)	—	—	304	0.1%
				8,173	8,783	3.3%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	942	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	906	0.3%
				8,843	9,273	3.5%
Take 5 Oil Change, Inc.	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,604	0.6%
				1,069	1,604	0.6%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,088	12,088	12,088	4.5%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	9,633	9,633	9,633	3.6%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.3%
				25,321	25,321	9.4%
V12 Holdings(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.3%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,598	1.3%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	206	314	0.1%
V12 Holdings(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	405	0.2%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,104	$189,098	70.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4),(5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 28.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,585	$6,585	$6,585	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	88	0.0%
				7,710	6,673	2.5%
KBP Investments, LLC(6),(7)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	16,518	6.1%
				8,269	24,787	9.2%
Market E’s, LLC	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%
Market E’s, LLC(1),(2)	Online Travel Sales & Marketing	Senior Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	3,014	2,832	988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				4,687	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,557	3,557	3,557	1.3%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	2,210	0.8%
				7,048	7,629	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17%, 3% PIK at company’s option, Due 2/1/16)	6,753	6,753	6,753	2.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	—	1,000	1,200	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,079	0.4%
				7,754	9,032	3.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,848	4,848	4,848	1.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	2,719	1.0%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,451	2,707	1.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,610	10,274	3.8%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 7/25/2018)	4,424	4,389	4,424	1.6%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (14% Cash, Due 7/31/18)	4,600	4,600	4,600	1.7%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	7,110	2.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	314	0.1%
				11,979	16,448	6.1%
Sub Total Control investments				$58,057	$76,481	28.4%
TOTAL INVESTMENTS – 135.7%				$301,299	$364,719	135.7%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,670 as of December 31, 2013.
(6)	The equity investment is income producing, based on cash rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.
(9)	The investment has a $0.6 million unfunded commitment.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate. For U.S. federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle market and middle market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by lower middle market and middle market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.00 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of December 31, 2014, the Company had 12,974,420 shares of common stock outstanding.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. The consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1. The transactions related to Fund II, Fund III, and Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with Topic 805, Business

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

Combinations (“ASC 805”). As such, the Company’s results of operations and cash flows for the year ended December 31, 2013 are presented as if the aforementioned transactions had occurred as of January 1, 2013. In addition, the results of the Company’s operations and cash flows for the year ended December 31, 2012 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of December 31, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

The Company is considered an investment company as defined in ASC Topic 946 — Financial Services — Investment Companies. Accordingly, the required disclosures as outlined in the Accounting Standards Update are included in the Company’s financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates under different assumptions and conditions. The most significant estimates in the preparation of the financial statements are investment valuation, revenue recognition, and income taxes.

Consolidation

As provided under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements.

Segments

In accordance with ASC Topic 280 — (Segment Reporting), the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies its investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4.

In determining fair value, our Board of Directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent valuation of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following valuation methodologies are utilized by the Company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities in cases where the Company does not expect full repayment of the outstanding principal.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected cash interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:   Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination, amendment, consent, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

General and Administrative Expenses

General and administrative expenses are accrued as incurred. The Company’s administrative expenses include personnel and overhead expenses allocable to the Company under the Administration Agreement and are disclosed in the statement of operations under the header “administrative expenses”. Other operating expenses such as legal and audit fees, director fees, director and officer insurance, and other expenses are disclosed in the statement of operations under the header “other operating expenses.”

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

Deferred Financing Fees

Costs incurred to issue the Company’s debt obligations are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of December 31, 2014 and December 31, 2013, the Company had outstanding unfunded commitments of $10.6 million and $0.6 million, respectively. The Company’s unfunded commitments are all related to debt agreements with existing portfolio companies.

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management believes that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company. As of December 31, 2014, resolution of any outstanding claims is not expected to materially affect the Company’s business, financial position, results of operation, or liquidity.

Income Taxes

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirement to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31. For the one-year period ended on October 31, 2014, the Company did not generate a net capital gain.

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

For income tax purposes, the Company has paid distributions on its common stock from ordinary income in the amount of $18.3 million during the tax year ended August 31, 2014.

ASC 740 — Income Taxes, (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2014 and December 31, 2013, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company’s activities since commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2014 and 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 2. Summary of Significant Accounting Policies  – (continued)

market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Recent Accounting Pronouncements

In June 2013, the FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements.” The amendments in this accounting standards update affect the scope, measurement, and disclosure requirements for investment companies under U.S. GAAP, and clarify the characteristics of an investment company, provide comprehensive guidance for assessing whether an entity is an investment company, require that an investment company measure non-controlling ownership interests in other investment companies at fair value rather than using the equity method of accounting, and require additional disclosures. This standard is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The Company has adopted this standard and the required disclosures are presented in the consolidated financial statements.

Note 4. Investments and Fair Value Measurements

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the SBA under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by lower middle market and middle market companies. As of December 31, 2014, our portfolio consisted of investments in 52 portfolio companies with a fair value of approximately $480.3 million.

During the year ended December 31, 2014, the Company made approximately $216.3 million of investments in new or existing portfolio companies and had approximately $80.2 million in exits and repayments resulting in net investments of approximately $136.1 million for the year. During the year ended December 31, 2013, the Company made approximately $110.9 million of investments in new or existing portfolio companies and had approximately $52.7 million in exits and repayments resulting in net investments of approximately $58.2 million for the year.

During the year ended December 31, 2014, all new investments were made to portfolio companies in which the Company was not previously contractually obligated to provide financial support. In addition to investing directly in portfolio companies, the Company may assist portfolio companies in securing financing from other sources by introducing portfolio companies to sponsors or by leading a syndicate of investors to provide the portfolio companies with financing. During the year ended December 31, 2014, the Company did not lead any syndicates. During the year ended December 31, 2014, the Company helped Print Direction, Inc. obtain a $3.5 million senior revolving credit facility.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

The composition of our investments as of December 31, 2014, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$146,399	33.2%	$146,314	30.5%
Subordinated Debt	231,901	52.6	222,300	46.3
Equity and Warrants	62,855	14.2	111,723	23.2
Total	$441,155	100.0%	$480,337	100.0%

The composition of our investments as of December 31, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	34.3%	$102,071	28.0%
Subordinated Debt	136,638	45.4	133,710	36.7
Equity and Warrants	61,204	20.3	128,938	35.3
Total	$301,299	100.0%	$364,719	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (See Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following table presents fair value measurements of investments, by major class, as of December 31, 2014 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$146,314	$146,314
Subordinated Debt	—	—	222,300	222,300
Equity and Warrants	10,920	—	100,803	111,723
Total	$10,920	$—	$469,417	$480,337

The following table presents fair value measurements of investments, by major class, as of December 31, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$102,071	$102,071
Subordinated Debt	—	—	133,710	133,710
Equity and Warrants	—	—	128,938	128,938
Total	$—	$—	$364,719	$364,719

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2014 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2014	$102,071	$133,710	$128,938	$364,719
Change in classification due to restructure	(14,073)	14,073	—	—
Repayments	(37,301)	(33,018)	(9,878)	(80,197)
Purchases	96,145	114,483	5,648	216,276
Payment in-kind interest and dividends accrued	1,107	1,093	633	2,833
Accretion of original issue discount	70	41	—	111
Gain/(loss) on sale	—	(4,415)	5,247	832
Transfers out of level 3	—	—	(4,774)	(4,774)
Net unrealized depreciation	(1,705)	(3,667)	(25,012)	(30,384)
Balance as of December 31, 2014	$146,314	$222,300	$100,803	$469,417

Boot Barn Holdings, Inc. completed its initial public offering on October 30, 2014. In exchange for our original equity investment, we received 600,000 shares of Boot Barn Holdings, Inc. publicly-traded common stock, subject to a 180 day lock-up period. Because our investment is now traded in an active market, the Company has reclassified our investment in Boot Barn Holdings, Inc. from Level 3 to Level 1 of the fair value hierarchy. Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. The increase in unrealized appreciation for Boot Barn Holdings, Inc. for the year ended December 31, 2014 was $6.1 million.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2013 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2013	$73,861	$101,659	$108,411	$283,931
Change in classification due to restructure	(1,239)	1,196	43	—
Repayments	(13,325)	(32,097)	(7,333)	(52,755)
Purchases	42,485	54,059	14,385	110,929
Purchases related to asset acquisition	2,328	6,041	3,427	11,796
Payment in-kind interest and dividends accrued	473	935	—	1,408
Accretion of original issue discount	5	31	—	36
Gain/(loss) on sale	—	(2,555)	4,742	2,187
Net unrealized appreciation (depreciation)	(2,517)	4,441	5,263	7,187
Balance as of December 31, 2013	$102,071	$133,710	$128,938	$364,719

The net change in unrealized appreciation/(depreciation) on investments held as of December 31, 2014 and 2013, was $(23.5) million and $8.8 million, respectively, and is included in net unrealized appreciation on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2014 were as follows:

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$195.0 million	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 20.0% 0.8x – 8.0x $2.1 million – $204.1 million	12.9% 3.8x $44.6 million
Subordinated debt and second lien notes	$27.3 million	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	3.3x – 5.5x $1.6 million – $2.0 million 0.4x – 2.5x $17.2 million – $39.7 million	4.3x $1.8 million 1.5x $27.6 million
Senior debt and first lien notes	$127.8 million	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.8% – 33.3% 1.1x – 6.2x $1.0 million – $95.4 million	14.3% 3.7x $22.0 million
Senior debt and first lien notes	$18.5 million	Enterprise Value Waterfall and Asset(1)	Revenue Multiple Revenue	0.4x – 2.5x $17.2 million – $39.7 million	0.5x $37.7 million
Equity shares and warrants	$100.8 million	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA	5.0x – 10.5x $1.6 million – $215.3 million	7.0x $26.3 million
			Transaction Price	n/a	n/a

(1)	$12.2 million in subordinated notes and $14.1 million in senior notes were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring level 3 fair value measurement of assets as of December 31, 2013 were as follows:

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$111.7 million	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.2x – 4.6x $2.3 million – $25.8 million	14.1% 3.1x $11.2 million
Subordinated debt and second lien notes	$22.0 million	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.3x – 11.5x $1.3 million – $2.2 million	9.5x $2.0 million
Senior debt and first lien notes	$102.1 million	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 24.5% 1.2x – 9.9x $0.6 million – $29.7 million	15.2% 3.8x $11.2 million
Equity shares and warrants	$128.9 million	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA	1.6x – 9.5x $1.4 million – $229.0 million	7.1x $23.8 million
			Transaction Price	n/a	n/a

(1)	$15.0 million in subordinated notes and $3.6 million in senior notes were valued using the asset approach.

The significant unobservable inputs used in the valuation of the Company’s debt and equity investments are required rate of return, adjusted EBITDA, EBITDA multiples, revenue, revenue multiples, leverage ratio, and transaction prices. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, revenue, revenue multiples, or transaction prices will result in a higher (lower) estimate of fair value.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2014, and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$192,200	$191,947	$—	$—	$191,947
Notes	113,438	115,479	115,479	—	—
Total	$305,638	$307,426	$115,479	$—	$191,947

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2013, and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$202,200	$200,668	$—	$—	$200,668
Total	$202,200	$200,668	$—	$—	$200,668

The estimated fair value of the Company’s SBA debentures was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

In June 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The estimated fair value of the Notes was based on the December 31, 2014 closing price as the Notes are traded on the New York Stock Exchange under the ticker “CLA.”

Transactions With Affiliated Companies

During the year ended December 31, 2014, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Portfolio Company(4)	Type of Investment	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2013 Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	December 31, 2014 Value
Control investments:
Best In Class	Class A Preferred Units (89 units)	$—	$—	$—	$(55)	$55	$—
		—	—	—	(55)	55	—
CableOrganizer Acquisition, LLC	Senior Secured Term Debt (12% Cash, 4% PIK)	1,206	6,585	4,238	(236)	—	10,587
CableOrganizer Acquisition, LLC	Common Stock (1,125,000 shares)	—	88	839	—	—	927
CableOrganizer Acquisition, LLC	Common Stock Warrants (570,000 shares)	—	—	470	—	—	470
		1,206	6,673	5,547	(236)	—	11,984
KBP Investments, LLC(5)	Class A Preferred Stock (8,270 shares, 10% Cash Dividend)	207	8,269	—	—	—	8,269
KBP Investments, LLC	Class A Common Stock (380,413 shares)	—	16,518	—	(7,322)	—	9,196
		207	24,787	—	(7,322)	—	17,465
Market E, Inc.	Senior Secured Debt (0% Cash)	(8)	650	350	—	—	1,000
Market E, Inc.	Subordinated Debt (0% Cash)	—	988	—	(238)	—	750
Market E, Inc.	Class A Preferred Stock (600 shares)	—	—	—	—	—	—
Market E, Inc.	Class B Preferred Stock (2,411 shares)	—	—	—	—	—	—
Market E, Inc.	Class A Common Stock (600 shares)	—	—	—	—	—	—
		(8)	1,638	350	(238)	—	1,750
Micro Precision, LLC	Subordinated Debt (10% Cash)	186	1,862	—	—	—	1,862
Micro Precision, LLC	Subordinated Debt (14% Cash, 4% PIK)	456	3,557	131	—	—	3,688
Micro Precision, LLC	Series A Preferred Units (47 units)	—	2,210	—	(581)	—	1,629
		642	7,629	131	(581)	—	7,179
Navis Holdings, Inc.	Senior Secured Term Debt (17%, 3% PIK at Company’s option)	1,151	6,753	—	(253)	—	6,500
Navis Holdings, Inc.(5)	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)	1,275	1,200	—	(200)	—	1,000
Navis Holdings, Inc.	Common Stock (300,000 shares)	—	1,079	1,998	—	—	3,077
		2,426	9,032	1,998	(453)	—	10,577
On-Site Fuel Services, Inc.	Subordinated Debt (14% Cash, 4% PIK)	701	4,848	200	(265)	—	4,783
On-Site Fuel Services, Inc.	Series A Preferred Stock (32,782 shares)	—	2,719	—	(2,719)	—	—
On-Site Fuel Services, Inc.	Series B Preferred Stock (23,648 shares)	(86)	2,707	—	(2,707)	—	—
On-Site Fuel Services, Inc.	Common Stock (33,107 shares)	—	—	—	—		—
		615	10,274	200	(5,691)	—	4,783

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2013 Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	December 31, 2014 Value
Print Direction, Inc.	Subordinated Debt (12% Cash, 6% PIK)	107	4,424	51	(4,475)	—	—
Print Direction, Inc.	Subordinated Debt (14% Cash)	90	4,600	—	(4,600)	—	—
Print Direction, Inc.	Senior Secured Term Debt (15% Cash)	1,914	—	14,000	—	—	14,000
Print Direction, Inc.	Common Stock (19,363 shares)	3,570	7,110	—	(2,969)	—	4,141
Print Direction, Inc.	Common Stock Warrants (3% fully diluted)	—	314	—	(131)	—	183
		5,681	16,448	14,051	(12,175)	—	18,324
Southern Parts and Engineering	Equity	—	—	—	(56)	56	—
		—	—	—	(56)	56	—
Total Control investments		$10,769	$76,481	$22,277	$(26,807)	$111	$72,062
Affiliate investments:
Burgaflex Holdings, LLC	Common Stock (1,253,198 shares)	$349	$—	$4,246	$(621)	$21	$3,646
Burgaflex Holdings, LLC	Junior Subordinated Debt (12% cash)	589	—	7,225	(25)	—	7,200
Burgaflex Holdings, LLC	Senior Subordinated Debt (14% cash)	456	—	5,000			5,000
		1,394	—	16,471	(646)	21	15,846
Chef’N Corporation	Subordinated Debt (15%, 3% PIK at company’s option)	858	6,300	—	(6,300)	—	—
Chef’N Corporation	Series A Preferred Stock (1,000,000 shares)	533	4,002		(6,709)	2,707	—
		1,391	10,302	—	(13,009)	2,707	—
City Gear, LLC	Subordinated Debt (13% Cash)	1,085	8,231	—	(18)	—	8,213
City Gear, LLC	Preferred Membership Units (9% Cash Dividend)	115	1,269	—	—	—	1,269
City Gear, LLC	Membership Unit Warrants (14.15% fully diluted)	—	5,307	898	—	—	6,205
		1,200	14,807	898	(18)	—	15,687
Corporate Visions, Inc.	Subordinated Debt (14% Cash, 2% PIK)	1,601	11,174	228	—	—	11,402
Corporate Visions, Inc.	Common Stock (2,216,463 shares)	—	9,797	551	—	—	10,348
Corporate Visions, Inc.	Common Stock Warrant (403,257 shares)	—	1,782	100	—	—	1,882
		1,601	22,753	879	—	—	23,632
Furminator	Equity	—	—	—	(351)	351	—
		—	—	—	(351)	351	—
GA Communications, Inc.(5)	Series A-1 Preferred Stock (1,998 shares, 8% PIK Dividend)	—	2,370	199	(10)	—	2,559
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)	—	2,541	—	(881)	—	1,660
		—	4,911	199	(891)	—	4,219

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2013 Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	December 31, 2014 Value
Impresa Aerospace Holdings, LLC	Subordinated Debt (4.1% Cash)	270	10,064	2,194	(7,137)	(5,121)	—
Impresa Aerospace Holdings, LLC	Senior Secured Debt (0% Cash)	—	—	8,733	(8,733)	—	—
Impresa Aerospace Holdings, LLC	Class A Membership Units (1,006,621 units)	—	—	900	—	(900)	—
Impresa Aerospace Holdings, LLC	Class C Membership Units (362,416 units)	—	—	362	—	(362)	—
Impresa Aerospace Holdings, LLC	Class F Membership Units (604,504 units)	—	—	605	—	(605)	—
		270	10,064	12,794	(15,870)	(6,988)	—
J&J Produce Holdings, Inc.	Subordinated Debt (13% Cash)	683	5,182	—	—	—	5,182
J&J Produce Holdings, Inc.	Common Stock (8,182 shares)	—	934	—	(593)	—	341
J&J Produce Holdings, Inc.	Common Stock Warrants (4,506 shares)	—	515	—	(327)	—	188
		683	6,631	—	(920)	—	5,711
LJS Partners, LLC	Common Stock (1,500,000 shares)	—	14,622	—	(12,116)	—	2,506
		—	14,622	—	(12,116)	—	2,506
MJC Holdings, LLC	Subordinated Debt (14%, 2% PIK at company’s option)	653	7,500	—	(7,500)	—	—
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)	—	5,224	499	—	—	5,723
		653	12,724	499	(7,500)	—	5,723
MMI Holdings, LLC	Senior Secured Debt (12% Cash)	316	2,600	—	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6% Cash)	25	400	—	—	—	400
MMI Holdings, LLC(5)	Preferred Units (1,000 units, 6% PIK Dividend)	—	1,200	84	(11)	—	1,273
MMI Holdings, LLC	Common Membership Units (45 units)	—	125	1	—	—	126
		341	4,325	85	(11)	—	4,399
MTI Holdings, LLC	Subordinated Debt (12% Cash)	973	8,000	—	—	—	8,000
MTI Holdings, LLC	Membership Units (2,000,000 units)	—	2,823	2,135	—	—	4,958
		973	10,823	2,135	—	—	12,958
Source Capital ABUTEC, LLC	Senior Secured Debt (12% Cash, 3% PIK)	632	5,125	158	(117)	—	5,166
Source Capital ABUTEC, LLC	Preferred Membership Units (10.8% fully diluted)	—	60	—	(60)	—	—
		632	5,185	158	(177)	—	5,166
Source Capital Penray, LLC	Subordinated Debt (13% Cash)	330	2,500	—	—	—	2,500
Source Capital Penray, LLC	Membership Units (11.3% ownership)	125	810	3	—	—	813
Source Capital Penray, LLC	Common Stock Warrants (6.65% ownership)	—	576	2	—	—	578
		455	3,886	5	—	—	3,891

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2013 Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	December 31, 2014 Value
Source Capital SSCR, LLC	Senior Secured Term Debt (7% Cash)	222	—	5,000	(249)	—	4,751
Source Capital SSCR, LLC	Subordinated Debt (7% Cash)	2,119	14,073	47	(2,630)	—	11,490
Source Capital SSCR, LLC	Preferred Membership Units (15.8% ownership)	—	—	158	(158)	—	—
Source Capital SSCR, LLC	Membership Unit Warrant (0.31% ownership)	—	—	10	(10)	—	—
		2,341	14,073	5,215	(3,047)	—	16,241
Source Recycling, LLC	Subordinated Debt (13% Cash)	707	3,950	977	—	—	4,927
Source Recycling, LLC	Membership Units (68,656 units)	—	—	—	—	—	—
Source Recycling, LLC	Membership Unit Warrants (1% fully diluted)	—	—	—	—	—	—
		707	3,950	977	—	—	4,927
Sparus Holdings	Senior Secured Term Debt (12% Cash, 2% PIK)	294	—	5,012	(962)	—	4,050
Sparus Holdings	Subordinated Debt (9% Cash, 5% PIK)	955	7,000	1,066	(1,543)	—	6,523
Sparus Holdings	Series B Preferred Stock (5,703 shares)	—	1,479	—	(1,479)	—	—
Sparus Holdings	Common Stock Warrants (3,491 shares)	—	304	—	(304)	—	—
		1,249	8,783	6,078	(4,288)	—	10,573
STX Healthcare Management Services, Inc.	Subordinated Debt (12.5% Cash)	1,247	7,425	—	(1,000)	—	6,425
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)	—	942	—	(228)	—	714
STX Healthcare Management Services, Inc.	Common Stock Warrants (1,154,254 shares)	—	906	—	(219)	—	687
		1,247	9,273	—	(1,447)	—	7,826
Take 5 Oil Change, Inc.	Common Stock (10,692 shares)	—	1,604	—	(3,670)	2,066	—
		—	1,604	—	(3,670)	2,066	—
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	1,526	12,088	206	(299)	—	11,995
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	1,216	9,633	164	(281)	—	9,516
TCE Holdings, Inc.	Class A Common Stock (3,600 shares)	—	3,600	—	(950)	—	2,650
		2,742	25,321	370	(1,530)	—	24,161
V12 Holdings	Senior Secured Term Debt (15% PIK)	—	—	406	—	—	406
V12 Holdings	Bridge Note (0% Cash)	—	663	—	—	—	663
V12 Holdings	Tier 2 Note (0% Cash)	—	81	—	—	—	81
V12 Holdings	Senior Subordinated Note (0% Cash)	—	3,598	—	(35)	—	3,563
V12 Holdings	Tier 3 Note (0% Cash)	—	314	—	(15)	—	299
V12 Holdings	Jr. Subordinated Note (0% Cash)	—	405	2,345	—	—	2,750
V12 Holdings	Tier 4 Note (0% Cash)	—	—	243	—	—	243

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 4. Investments and Fair Value Measurements  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2013 Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	December 31, 2014 Value
V12 Holdings	Series A-1 Preferred Stock (255,102 shares)	—	—	—	—	—	—
V12 Holdings	Series A-3 Preferred Stock (88,194 shares)	—	—	—	—	—	—
V12 Holdings	Series A-5 Preferred Stock (20,530 shares)	—	—	—	—	—	—
V12 Holdings	Common Stock Warrants (2,063,629 warrants)	—	—	—	—	—	—
		—	5,061	2,994	(50)	—	8,005
Total Affiliate Investments		$17,879	$189,098	$49,757	$(65,541)	$(1,843)	$171,471

(1)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(2)	Gross additions include increase in the cost basis of investments resulting from new portfolio investment, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation.
(3)	Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments, sales and net unrealized depreciation.
(4)	All debt investments are income producing in accordance with rate disclosed. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	The equity investment is income producing, based on rate disclosed.

Note 5. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was approved by the Board of the Company on June 10, 2013. The initial term of the Investment Advisory Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our Board and/or our stockholders. Subject to the overall supervision of our Board, our Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, the Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 5. Agreements  – (continued)

settlement) arising from the rendering of our Investment Advisor’s services under the Investment Advisory Agreement or otherwise as Investment Advisor for the Company.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our Consolidated Statements of Assets and Liabilities and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to our IPO, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, the Investment Advisor waived the portion of the base management fee payable on cash and cash equivalents held at the Company level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by the Company in connection with the Formation Transactions.

Prior to the Formation Transactions, the management fee charged by each Legacy Fund for each fiscal quarter was the lesser of (a) an amount equal to an annual rate of .625% of the sum of (i) the Legacy Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner of the Legacy Funds and the Management Company of the Legacy Funds. The management fee was reduced by certain fees ultimately received by the Management Company of the Legacy Funds from the portfolio companies. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense were the responsibility of the Legacy Funds.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 5. Agreements  – (continued)

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide the Investment Advisor with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all preincentive fee investment income thereafter is allocated to the Investment Advisor).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

We will defer cash payment of the portion of any incentive fee otherwise earned by our Investment Advisor that would, when taken together with all other incentive fees paid to our Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our IPO.

For the years ended December 31, 2014, 2013 and 2012 we incurred $9.3 million, $5.1 million and $4.2 million in base management fees, respectively. For the years ended December 31, 2014, 2013 and 2012, our Investment Advisor waived fees of $0.2 million, $0.3 million and $0.2, respectively. We incurred $2.8 million, $1.5 million, and $0 in incentive fees related to pre-incentive fee net investment income for the years ended December 31, 2014, 2013, and 2012, respectively.

On September 24, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Capitala Advisors Corp., our Administrator, pursuant to which our Administrator has agreed to furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 5. Agreements  – (continued)

of our Board. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

For the years ended December 31, 2014, 2013, and 2012, we paid our administrator $1.0 million, $0.2 million, and $0 million for our allocable portion of the Administrator’s overhead.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company. for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 6. Related Party Transactions

At December 31, 2014 and December 31, 2013, the Company had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, incentive fees and reimbursable expenses (dollars in thousands):

	December 31, 2014	December 31, 2013
CapitalSouth Corporation	$252	$252
Shareholders/Limited Partners	205	267
CapitalSouth Partners Fund III, L.P.	—	1,118
Capitala Investment Advisors, LLC	(106)	(2,670)
Total	$351	$(1,033)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties”, “Management and incentive fee payable” and “Due to related parties.”

At times, the Company maintains deposit accounts and certificates of deposit with financial institutions that are shareholders of the Company or were limited partners of a Legacy Fund prior to the Formation Transactions. Total deposits with these financial institutions were approximately $31 thousand and $2.8 million at December 31, 2014 and December 31, 2013, respectively.

Note 7. Borrowings

SBA Debentures

The Company, through its two wholly-owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of December 31, 2014, the Company has $192.2 million of SBA-guaranteed debentures outstanding. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of December 31, 2014, Fund II and Fund III had total assets of approximately $369.2 million. On June 10, 2014, the Company received an exemptive order from the SEC exempting the Company, Fund II, and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 7. Borrowings  – (continued)

as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. The Company intends to comply with the conditions of the order.

For the years ended December 31, 2014, 2013 and 2012 we recorded $8.5 million, $8.4 million and $7.9 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debentures, of which $7.8 million, $8.1 million and $7.3 million, respectively, was attributable to interest expense and $0.7 million, $0.3 million and $0.6 million, respectively, of amortization of commitment and upfront fees. The weighted average interest rate for all SBA-guaranteed debentures as of December 31, 2014 and December 31, 2013 was 3.51% and 3.57%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of December 31, 2014 and December 31, 2013 was 0.48% and 0.50%, respectively.

As of December 31, 2014 and December 31, 2013, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Maturity Date	Interest Rate	SBA Annual Charge	December 31, 2014	December 31, 2013
March 1, 2014	4.120%	0.855%	$—	$2,000
September 1, 2014	4.684%	0.855%	—	8,000
September 1, 2015	4.941%	0.871%	8,000	8,000
March 1, 2016	5.524%	0.871%	2,000	2,000
September 1, 2016	5.535%	0.941%	11,500	11,500
March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2023	2.351%	0.515%	25,000	25,000
			$192,200	$202,200

Notes

In June 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest will be payable quarterly beginning September 16, 2014.

For the year ended December 31, 2014, the Company has recorded $4.4 million of interest expense and $0.3 million of amortization of deferred financing costs related to the Notes.

Credit Facility

On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 7. Borrowings  – (continued)

(A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

As of and for the year ending December 31, 2014, the Company had no outstanding balance on the Credit Facility. For the year ended December 31, 2014 the Company recorded $0 of interest expense, $0.1 million of amortization of deferred financing costs, and $0.1 million of unused commitment fees related to the Credit Facility.

The Credit Facility is secured by investments and cash held by Capitala Finance Corp., exclusive of assets held at our two SBIC subsidiaries. Assets pledged to secure the Credit Facility were $173.4 million at December 31, 2014. As part of the terms of the Credit Facility, the Company may not make cash distributions with respect to any taxable year that exceed 110% (125% if the Company is not in default and our covered debt does not exceed 85% of the borrowing base) of the amounts required to be distributed to maintain eligibility as a RIC and to reduce our tax liability to zero for taxes imposed on our investment company taxable income and net capital gains.

Note 8. Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to shareholders. The Company intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Accordingly, no provision for U.S. federal income tax has been made in the consolidated financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with U.S. GAAP and those differences could be material.

The following permanent differences due to an adjustment of the realized gains/losses upon disposition of partnership interest were reclassified for tax purposes for the tax year ended August 31, 2014 (dollars in thousands):

Tax year ended August 31, 2014
Decrease in accumulated net investment income	$(19)
Increase in accumulated net realized gains on investments	19
Decrease in capital in excess of par value	$—

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 8. Income Taxes  – (continued)

As of August 31, 2014, the tax basis components of distributable earnings were as follows (dollars in thousands):

Tax year ended August 31, 2014
Undistributed ordinary income	$683
Accumulated capital losses	(7,566)
Unrealized appreciation/depreciation	62,726
Other temporary differences	(1,568)
Total	$54,275

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 22, 2010 will not be subject to expiration and will retain their character. As of August 31, 2014, the Company has a long-term capital loss carry forward of $7.6 million.

The following table reconciles net increase in net assets resulting from operations to taxable income for the tax year ended August 31, 2014 (dollars in thousands):

Tax year ended August 31, 2014
Net increase in net assets resulting from operations	$9,894
Net change in unrealized (appreciation) depreciation on investments and secured borrowings	2,658
Other deductions for book in excess of deductions for tax	6,425
Total taxable income	$18,977

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the tax year ended August 31, 2014 (dollars in thousands):

Tax year ended August 31, 2014
Ordinary income	$18,294
Long-term capital gains	—
Return of capital	—
Total	$18,294

For U.S federal income tax purposes, as of August 31, 2014, the aggregate net unrealized appreciation for all securities is $62.7 million. The aggregate cost of securities for U.S. federal income tax purposes is $342.5 million.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 9. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the years ended December 31, 2014, 2013 and 2012, the Company recognized director fee expense of $367 thousand, $195 thousand and $0, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 10. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Funds, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions of $5.75 million. As of December 31, 2014, the Company had 12,974,420 shares of common stock outstanding.

Note 11. Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in four majority owned portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each portfolio company, along with summarized financial information as of December 31, 2014 and December 31, 2013 and for the three years in the period then ended.

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particularly fast food, retail, and other similar chains, throughout the United States. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation/depreciation, was $2.6 million, $4.4 million, and $2.7 million for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income (loss) the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation/depreciation, was $4.2 million, $1.6 million and $(1.5) million for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast United States. The income (loss) the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation/depreciation, was $(4.8) million, $2.0 million, and $0.2 million for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 11. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income (loss) the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation/depreciation, was $2.9 million and $(0.4) million for the years ended December 31, 2014 and December 31, 2013, respectively.

The summarized financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	December 31, 2014	December 31, 2013
Current assets	$5,055	$6,059
Noncurrent assets	5,346	5,588
Total assets	$10,401	$11,647
Current liabilities	$3,193	$3,492
Noncurrent liabilities	14,510	10,520
Total liabilities	$17,703	$14,012
Total equity	$(7,302)	$(2,365)

	For the year ended
Statements of Operations – Print Direction, Inc.	December 31, 2014	December 31, 2013	December 31, 2012
Net sales	$22,553	$25,360	$23,916
Cost of goods sold	9,045	10,724	10,555
Gross profit	$13,508	$14,636	$13,361
Other expenses	$13,399	$12,878	$12,288
Income before income taxes	109	1,758	1,073
Income tax provision	46	610	417
Net Income	$63	$1,148	$656

	As of
Balance Sheet – Navis Holdings, Inc.	December 31, 2014	December 31, 2013
Current assets	$4,818	$4,599
Noncurrent assets	5,002	6,360
Total assets	$9,820	$10,959
Current liabilities	$3,179	$2,228
Noncurrent liabilities	6,921	7,047
Total liabilities	$10,100	$9,275
Total equity	$(280)	$1,684

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 11. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2014	December 31, 2013	December 31, 2012
Net sales	$16,114	$14,177	$13,268
Cost of goods sold	10,444	9,833	9,092
Gross profit	$5,670	$4,344	$4,176
Other expenses	$5,070	$4,736	$4,977
Income (loss) before income taxes	600	(392)	(801)
Income tax provision (benefit)	264	(129)	(246)
Net Income (loss)	$336	$(263)	$(555)

	As of
Balance Sheet – On-Site Fuel Service, Inc.	December 31, 2014	December 31, 2013
Current assets	$13,021	$16,000
Noncurrent assets	18,464	17,702
Total assets	$31,485	$33,702
Current liabilities	$12,439	$12,666
Noncurrent liabilities	12,174	11,442
Total liabilities	$24,613	$24,108
Total equity	$6,872	$9,594

	For the year ended
Statements of Operations – On-Site Fuel Service, Inc.	December 31, 2014	December 31, 2013	December 31, 2012
Net sales	$197,053	$237,997	$228,233
Cost of goods sold	186,880	225,223	216,738
Gross profit	$10,173	$12,774	$11,495
Other expenses	$12,895	$13,406	$12,892
Income (loss) before income taxes	(2,722)	(632)	(1,397)
Income tax provision (benefit)	—	(115)	(368)
Net Income (loss)	$(2,722)	$(517)	$(1,029)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	December 31, 2014	December 31, 2013
Current assets	$3,470	$2,436
Noncurrent assets	12,383	8,474
Total assets	$15,853	$10,910
Current liabilities	$2,025	$1,299
Noncurrent liabilities	10,757	6,585
Total liabilities	$12,782	$7,884
Total equity	$3,071	$3,026

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 11. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

Statements of Operations – CableOrganizer Holdings, LLC	For the year ended December 31, 2014	For the period from Inception (May 23, 2013) to December 31, 2013
Net sales	$23,723	$8,489
Cost of goods sold	15,064	5,736
Gross profit	$8,659	$2,753
Other expenses	$8,446	$3,902
Income (loss) before income taxes	213	(1,149)
Income tax provision (benefit)	—	—
Net Income (loss)	$213	$(1,149)

Note 12. Earnings Per Share

In accordance with the provisions of ASC 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2014, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2014, 2013 and 2012 (dollars in thousands except share and per share data):

	For the year ended
Basic and diluted	December 31, 2014	December 31, 2013	December 31, 2012
Net increase/(decrease) in net assets from operations	$(3,440)	$28,858	$49,570
Weighted average common shares outstanding	12,974,420	12,974,420	N/A
Net increase/(decrease) in net assets per share from operations-basic and diluted	$(0.27)	$2.22	N/A

Note 13. Dividend

The Company’s dividends and distributions are recorded on the record date. Shareholders have the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s dividend declarations and distributions during the years ended December 31, 2014 and 2013:

Date Declared	Record Date	Payment Date	Amount Per Share
October 2, 2014	December 19, 2014	December 30, 2014	$0.1567
October 2, 2014	November 21, 2014	November 28, 2014	$0.1567
October 2, 2014	October 22, 2014	October 30, 2014	$0.1567
August 7, 2014	September 12, 2014	September 26, 2014	$0.47
May 8, 2014	June 9, 2014	June 26, 2014	$0.47
February 27, 2014	March 14, 2014	March 26, 2014	$0.47
Total Distributions Declared for Fiscal 2014			$1.88

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 13. Dividend  – (continued)

Date Declared	Record Date	Payment Date	Amount Per Share
November 11, 2013	December 10, 2013	December 30, 2013	$0.47
Total Dividends Declared for Fiscal 2013			$0.47

Note 14. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2014 and 2013 (dollars in thousands, except share and per share data):

	Year Ended December 31, 2014	Year Ended December 31, 2013
Per share data:
Net asset value at beginning of period(1)	$20.71	$17.61
Net investment income(2)	1.54	1.50
Net realized gain on investments	0.06	0.17
Net unrealized appreciation (depreciation) on investments	(1.87)	0.55
Net increase (decrease) in net assets from operations	(0.27)	2.22
Distributions declared from net investment income	(1.88)	(0.47)
Partners’ capital contribution	—	1.92
Distribution to partners	—	(0.57)
Net asset value at end of period	$18.56	$20.71
Net assets at end of period	$240,837	$268,670
Shares outstanding at end of period	12,974,420	12,974,420
Per share market value at end of period	$17.87	$19.90
Total return based on market value(3)	(0.85)%	1.88%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(1)	7.78%	7.68%
Ratio of incentive fee to average net assets(1)	1.11%	0.60%
Ratio of debt related expenses to average net assets(1)	5.21%	3.30%
Ratio of other operating expenses net of management fee waiver to average net assets(1)	5.20%	2.38%
Ratio of total expenses to average net assets(1)(7)	11.52%	6.28%
Portfolio turnover rate(4)	18.62%	16.77%
Average debt outstanding(5)	$255,268	$198,159
Average debt outstanding per common share	$19.67	$15.27
Asset coverage ratio per unit(6)	$1,788	$2,376

(1)	Net asset value as of January 1, 2013 and average net assets for year ended December 31, 2013 are presented as if the IPO and Formation Transactions had occurred on January 1, 2013. See Note 2 for a further description of the basis of presentation of the Company’s financial statements.
(2)	Net investment income per share is calculated using the weighted average shares outstanding during the period.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 14. Financial Highlights  – (continued)

(3)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(4)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value. Portfolio turnover rates that cover less than a full period are not annualized.
(5)	Based on daily weighted average balance of debt outstanding during the period.
(6)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtness not represented by senior securities, to the aggregate amount of senior securities representing indebtness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtness.
(7)	The ratio of waived management fees to average net assets was 0.09% for the year ended December 31, 2014. The ratio of waived management fees to average net assets was 0.13% for the year ended December 31, 2013.

Note 15. Selected Quarterly Financial Data (Unaudited)

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total investment income	$13,461	$11,167	$12,526	$12,374
Net investment income	$5,067	$3,544	$5,634	$5,721
Net increase/(decrease) in net assets from operations	$(11,181)	$311	$6,212	$1,218
Net investment income per share	$0.39	$0.27	$0.43	$0.44
Net increase/(decrease) in net assets from operations per share	$(0.86)	$0.02	$0.48	$0.09
Net asset value per share at end of period	$18.56	$19.89	$20.34	$20.33

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$12,145	$8,801	$8,216	$6,271
Net investment income	$6,100	$5,437	$4,658	$3,289
Net increase in net assets from operations	$6,797	$7,909	$11,583	$2,569
Net investment income per share(1)	$0.47	$0.42	$0.36	$0.25
Net increase in net assets from operations per share(1)	$0.52	$0.61	$0.89	$0.20
Net asset value per share at end of period(1)	$20.71	$20.79	$20.58	$19.74

(1)	Per share amounts are presented as if the Formation Transactions had occurred on January 1, 2013.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 16. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2014.

Distributions

On January 5, 2015, the Company announced that its Board of Directors has declared distributions for the months of January, February, and March of 2015.

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2015	March 23, 2015	March 30, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	$0.1567
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
Total Dividends Declared for Fiscal 2015			$0.47

Credit Facility

On January 6, 2015, the Company entered into an Incremental Assumption Agreement, (the “Incremental Assumption Agreement”), relating to the Credit Facility. The Incremental Assumption Agreement increased the amount of borrowings available under the Credit Facility from $50.0 million to $80.0 million. The $30.0 million increase in total commitments under the Credit Facility was executed under the “accordion” feature of the Credit Facility, which allows for an increase in total commitments under the Credit Facility up to $150.0 million.

Portfolio Activity

On January 23, 2015, the Company invested $20.0 million in subordinated debt of Tender Greens Holdings, LLC, earning 14.0% cash interest, plus warrant participation.

On February 13, 2015, the Company invested $1.5 million in senior secured term debt and subordinated debt of Sun & Skin Care Research, LLC, an existing portfolio investment, earning 7.0% cash interest.

On February 20, 2015, the Company invested $1.1 million in subordinated debt of On-Site Fuel Services, Inc., an existing portfolio investment, earning 14.0% cash interest and 4.0% PIK.

On February 26, 2015, the Company invested $15.0 million in subordinated debt of Portrait Innovations, Inc., earning 12.0% cash interest.

On March 2, 2015, the Company received $12.0 million from A Wireless Holding Company, representing full repayment of the Company’s subordinated debt investment, yielding 12.0% cash interest, due September 9, 2019.

On March 2, 2015, the Company received $4.0 million from the sale of 179,748 shares of Boot Barn, Inc. (NYSE:BOOT), resulting in a realized gain of $3.3 million. The Company still holds 420,252 shares of BOOT, subject to a lockup agreement that expires during the second quarter of 2015.

Special Distribution

On February 26, 2015, the Company’s board of directors declared a special distribution in the aggregate amount of approximately $6.5 million, or $0.50 per share of the Company’s common stock, to be paid monthly over the remainder of 2015. This represents approximately a 32% increase over normal monthly distributions, as previously announced.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2014

Note 16. Subsequent Events  – (continued)

Share Repurchase Program

On February 26, 2015, the Company’s board of directors authorized a program for the purpose of repurchasing up to $12 million worth of its common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complies with the prohibitions under its Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Unless extended by the Company’s board of directors, the Company expects the repurchase program to be in place until the earlier of March 31, 2016 or until $12 million of the Company’s outstanding shares of common stock have been repurchased.

Capitala Finance Corp.

$500,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such are subject to reduced public company reporting requirements.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA”. On November 20, 2014, the last reported sales price on the NASDAQ Global Select Market for our common stock was $18.70 per share. Our 7.125% notes due 2021 are traded on the New York Stock Exchange under the symbol “CLA”. On November 20, 2014, the last reported sales price on the New York Stock Exchange for our 7.125% notes due 2021 was $25.52.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 22 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

The date of this prospectus is November 26, 2014.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may offer, from time to time, in one or more offerings, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Available Information” in this prospectus.

Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);
•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);
•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);
•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and
•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be regulated as BDCs under the 1940 Act.

Except where the context suggests otherwise:

•	“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,
•	“Capitala Investment Advisors” or “investment adviser” refer to Capitala Investment Advisors, LLC,
•	the “administrator” refers to Capitala Advisors Corp.,
•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and
•	the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Capitala Finance Corp.

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans enables us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Prior to the IPO, Fund I, Fund II and Fund III underwrote investments in more than 78 lower and traditional middle-market companies totaling more than $475 million of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 90 portfolio companies totaling more than $660 million of invested capital from 2000 through September 30, 2014. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment advisor, Michael S. Marr, Chuck Cox and Richard Wheelahan, who each serve as directors of our investment adviser, as well as thirteen other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate History

Immediately prior to the IPO, through the Formation Transactions, we acquired the Legacy Portfolio, which consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the investors in the Legacy Funds. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act.

Set forth below is a diagram of our current organizational structure:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “2014 Notes”). The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes will bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning September 16, 2014. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

Our Portfolio

As of September 30, 2014, the investments in our portfolio were comprised of approximately $322.6 million in debt investments and $122.5 million in equity investments and warrants across 50 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 12.8% as of September 30, 2014, which includes a cash component of approximately 12.0% and a payment-in-kind (“PIK”) interest component of approximately 0.8%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

As of September 30, 2014, the debt investments in our portfolio had a weighted average time to maturity of 3.7 years and a yield to maturity of 14.2%. Our debt investments also had a weighted average debt to EBITDA multiple of approximately 4.1x and interest coverage ratio of 3.1x. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of September 30, 2014.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Recent Developments

Distributions

On October 3, 2014, we announced that we have declared distributions for the months of October, November, and December of 2014. The Company converted to monthly distributions, effective October 2014. Accordingly, on October 2, 2014, the Company’s Board of Directors declared the following distributions:

Record Date	Payment Date	Amount Per Share
10/22/14	10/30/14	$0.1567
11/21/14	11/28/14	$0.1567
12/19/14	12/30/14	$0.1567

Credit Facility

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC, as administrative agent, arranger and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings of up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Portfolio Activity

On October 23, 2014, we invested $5.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On November 4, 2014, we invested an additional $3.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On October 27, 2014, we invested $12.0 million in the subordinated debt (LIBOR plus 10.00%/1.00% floor) of Flavors Holdings, Inc.

On October 30, 2014, Boot Barn Inc. (“Boot Barn”) completed an initial public offering and began trading on the NYSE under the ticker symbol BOOT. Based on a 25:1 stock conversion at Boot Barn’s initial public offering, we now own 600,000 shares of common stock in Boot Barn, which priced at $16 per share in an all primary offering.

On October 31, 2014, we received $2.8 million from Naples Lumber & Supply Co., representing full repayment of the investment, generating a gain of $1.4 million.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 15-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2003 to 2013, the Southeast, Southwest and Mid-Atlantic regions collectively had real gross domestic product (“GDP”) growth and population growth of 17.9% and 10.6%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.4% and 8.7%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.
•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale, Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of September 30, 2014, the weighted average annualized yield of our debt investments was approximately 12.8%, which includes a cash component of approximately 12.0% and a PIK interest component of approximately 0.8%, and a yield to maturity of 14.2%. Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.

•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 90 portfolio companies totaling more than $660 million of invested capital through September 30, 2014. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in Capitala Finance. Investing in Capitala Finance involves other risks, including the following:

•	We have a limited operating history as a BDC.
•	We depend upon Capitala Investment Advisors’ key personnel for our future success.
•	We operate in a highly competitive market for investment opportunities.
•	We are a non-diversified investment company within the meaning of the 1940 Act. As a result, our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Investing in lower and traditional middle-market companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.
•	The lack of liquidity in our investments may adversely affect our business.
•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.
•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	There will be uncertainty as to the value of our portfolio investments.
•	We may experience fluctuations in our quarterly and annual results.
•	We will become subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify or maintain our qualification as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance.
•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.
•	We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors, and make it more difficult to raise capital as and when we need it.
•	The market price of our common stock may fluctuate significantly.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Operating and Regulatory Structure

Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations.”

We are an “emerging growth company” under the JOBS Act and we are subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Joseph B. Alala, III, our chief executive officer, president and chairman of our Board of Directors is the managing member of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
NASDAQ Global Select Market Symbol of Common Stock
“CPTA”
New York Stock Exchange Symbol of 2014 Notes
“CLA”
Investment Advisory Fees
We will pay Capitala Investment Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering. See “Investment Advisory Agreement.”
Administration Agreement
We will reimburse our administrator for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse our administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. See “Administration Agreement.”

Distributions
To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to this offering and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.
Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” See “License Agreement.”
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors”.
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, “Capitala Finance”, or “us” or that “we” or “Capitala Finance” will pay fees or expenses, Capitala Finance will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Capitala Finance. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.45	%(4)
Incentive fees payable under our Investment Advisory Agreement	1.44	%(5)
Interest payments on borrowed funds	6.87	%(6)
Other expenses	1.45	%(7)
Acquired funds fees and expenses	None	(8)
Total annual expenses	13.21	%(9)

(1)	In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our gross base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. For the first twelve months following our IPO, Capitala Investment Advisors had waived the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by Capitala Finance in connection with the Formation Transactions. The gross base management fee reflected in the table above is based on the nine months ended September 30, 2014. See “Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the nine months ended September 30, 2014 and includes accrued capital gains incentive fee. As of September 30, 2014, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2014. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of this prospectus.
(6)	In addition to our existing SBA-guaranteed debentures and the 2014 Notes, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of September 30, 2014, we had approximately $192.2 million of SBA-guaranteed debentures outstanding and $113.4 million of 2014 Notes outstanding. For purposes of this calculation, we have assumed the September 30, 2014 amounts of SBA-guaranteed debentures and 2014 Notes outstanding, and have computed interest expense using an assumed interest rate of 3.99% for the SBA-guaranteed debentures and 7.125% for the 2014 Notes, which were the rates payable as of September 30, 2014. We have also assumed borrowings of $75 million under the Credit Facility at an interest rate equal to 3.16% per annum. See “Senior Securities” in this prospectus.
(7)	“Other expenses” include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the Dividend Reinvestment Plan, for the nine months ended September 30, 2014.
(8)	We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.
(9)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$118	$330	$514	$876

The example and the expenses in the table above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$128	$354	$547	$912

The example assumes no sales load. However, in the event that the securities to which this prospectus relates are sold with a sales load, a corresponding prospectus supplement will provide a revised expense example that will include the effect of the sales load. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of Capitala Finance as of and for the year ended December 31, 2013 is derived from our consolidated financial statements that have been audited by Ernst & Young LLP, our independent registered public accounting firm. The selected financial data for the nine months ended September 30, 2014 is derived from the unaudited consolidated financial statements and notes of Capitala Finance. In the opinion of management, the selected financial data for the nine months ended September 30, 2014 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the nine months ended September 30, 2014, may not be indicative of the results that may be expected for the year ending December 31, 2014 or for any other period. This financial data should be read in conjunction with our consolidated financial statements and related notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which follows (dollars in thousands except share and per share data):

	For the nine months ended September 30, 2014		For the year ended December 31, 2013(1)
Statement of operations data:
Total investment income	$36,067		$35,433
Total expenses net of management fee waiver	21,170		15,949
Net investment income	14,897		19,484
Net realized gain/(loss) from investments	(1,373)		2,187
Net increase/(decrease) in unrealized appreciation on investments	(5,784)		7,187
Net increase in net assets resulting from operations	$7,740		$28,858
Per share data:
Net investment income	$1.15		$1.50
Net increase in net assets resulting from operations	$0.60		$2.22
Dividends declared	$1.41		$0.47
Net asset value per share	$19.89		$20.71
Balance sheet data:
Total assets	$565,412		$476,428
Cash and cash equivalents	107,576		101,622
Total net assets	$258,116		$268,670
Other data:
Total Return	(4.12	)%(3)	1.88	%(2)
Number of portfolio company investments at period end	50		41
Total portfolio investments for the period	$150,304		$110,929
Investment repayments for the period	$64,833		$52,755

(1)	For historical periods prior to December 31, 2013, we had no operations.
(2)	Total Return is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the closing price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our dividend reinvestment plan. Total Return does not reflect brokerage commissions.
(3)	Total return is calculated assuming a purchase of common shares at the market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full year are not annualized.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the quarters for the fiscal years ended December 31, 2013 and 2012 and for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	For the quarter ended
(Dollars in thousands, except per share data)	September 30, 2014	June 30, 2014	March 31, 2014
Total investment income	$11,167	$12,526	$12,374
Net investment income	$3,544	$5,634	$5,721
Net increase in net assets from operations	$311	$6,212	$1,218
Net investment income per share	$0.27	$0.43	$0.44
Net increase in net assets from operations per share	$0.02	$0.48	$0.09
Net asset value per share at end of period	$19.89	$20.34	$20.33

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$12,145	$8,801	$8,216	$6,271
Net investment income	$6,100	$5,437	$4,658	$3,289
Net increase in net assets from operations	$6,797	$7,909	$11,583	$2,569
Net investment income per share(1)	$0.47	$0.42	$0.36	$0.25
Net increase in net assets from operations per share(1)	$0.52	$0.61	$0.89	$0.20
Net asset value per share at end of period(1)	$20.71	$20.79	$20.58	$19.74

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$7,004	$6,614	$5,713	$5,608
Net investment income	$3,893	$3,270	$3,014	$2,747
Net increase in net assets from operations	$18,696	$10,778	$10,238	$9,858
Net investment income per share	N/A	N/A	N/A	N/A
Net increase in net assets from operations per share	N/A	N/A	N/A	N/A
Net asset value per share at end of period	N/A	N/A	N/A	N/A

(1)	Per share amounts are presented as if the Formation Transactions had occurred on January 1, 2013.

N/A — Not Applicable

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC.

Capitala Finance was formed in February 2013 and has only operated as a BDC since September 2013. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, Capitala Investment Advisors, did not have any prior experience operating under this regulatory framework, and we may still incur substantial additional costs, and expend significant time or other resources, to do so. From time to time, Capitala Investment Advisors may pursue investment opportunities, like equity investments, in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds managed by our management team. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our audit committee, and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant. In addition, we may not be able to realize the values on our investments needed to pay interest on our borrowings.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies as well as other funds that they manage. These demands on their time may distract them or slow our rate of investment. See also “— There are significant potential conflicts of interest that could negatively affect our investment returns.”

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.

We depend upon Capitala Investment Advisors’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Joseph B. Alala, III, Hunt Broyhill and John F. McGlinn, who serve as the members of the investment committee of Capitala Investment Advisors and lead Capitala Investment Advisors’ investment team. Our success depends on the continued service of these individuals and the other senior investment professionals available to Capitala Investment Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Alala, Broyhill or McGlinn or any other such individual to terminate his relationship with us. Such a termination could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Capitala Investment Advisors will continue indefinitely as our investment adviser.

The members of Capitala Investment Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Mr. Alala dedicates a significant portion of his time to the activities of Capitala Finance; however, he may become engaged in other business activities that could divert his time and attention in the future.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics might allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in lower and traditional middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act impose on us as a BDC.

Any inability of our investment adviser to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our success depends on the ability of Capitala Investment Advisors to attract and retain qualified personnel in a competitive environment.

Our growth requires that Capitala Investment Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which it competes for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, have greater resources than it will have.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Capitala Investment Advisors’ investment team also monitor and service other affiliated investment funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser’s investment team may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, Capitala Investment Advisors’ investment team does not intend to sponsor or manage another BDC with an investment strategy that is substantially similar to our investment strategy.

In the course of our investing activities, we pay management and incentive fees to Capitala Investment Advisors and reimburse Capitala Investment Advisors for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Capitala Investment Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Capitala Investment Advisors will not be reimbursed for any performance-related compensation for its employees. We have entered into a royalty-free license agreement with our investment adviser, pursuant to which Capitala Investment Advisors grants us a non-exclusive royalty-free license to use the name “Capitala.” Under the license agreement, we have the right to use the “Capitala” name for so long as Capitala Investment Advisors or one of its affiliates remains our investment adviser. In addition, we pay our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

The investment committee and other investment professionals of Capitala Investment Advisors may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.

Members of our investment adviser’s investment committee and other investment professionals of Capitala Investment Advisors may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors determines the fair value of these loans and securities in good faith as described in the section titled “Business — Valuation Procedures” included in this prospectus. In connection with that determination, investment professionals from Capitala Investment Advisors may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments is reviewed by an independent valuation firm quarterly, the ultimate determination of fair value is made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. In addition, Messrs. Alala and Broyhill, interested members of our Board of Directors, have pecuniary interests in Capitala Investment Advisors. The participation of Capitala Investment Advisors’ investment professionals in our valuation process, and the pecuniary interests in Capitala Investment Advisors by Messrs. Alala and Broyhill, could result in conflicts of interest as Capitala Investment Advisors’ management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Because the Formation Transactions were consummated prior to the filing of our election to be regulated as a BDC under the 1940 Act, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions.

We completed the Formation Transactions prior to the filing of our election to be regulated as a BDC under the 1940 Act. As a result, the protections and rights afforded to investors under the 1940 Act may not apply with respect to such transactions. In particular, we are generally prohibited from purchasing securities or other assets from an affiliate absent exemptive relief. As a result, the Formation Transactions and the parties from which we acquired our portfolio would likely differ substantially to the extent we were subject to the requirements and restrictions of the 1940 Act at the time we completed the Formation Transactions.

The Investment Advisory Agreement with Capitala Investment Advisors and the Administration Agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Capitala Investment Advisors and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

Our incentive fee structure may induce Capitala Investment Advisors to pursue speculative investments, and to use leverage when it may be unwise to do so.

The incentive fee payable by us to Capitala Investment Advisors may create an incentive for Capitala Investment Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Although we currently do not anticipate doing so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and our investment adviser’s incentive fee as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Capitala Investment Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify Capitala Investment Advisors against certain liabilities, which may lead Capitala Investment Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, Capitala Investment Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board of Directors in following or declining to follow Capitala Investment Advisors’ advice or recommendations. Under the Investment Advisory Agreement, Capitala Investment Advisors, its officers, members and personnel, and any person controlling or controlled by Capitala Investment Advisors is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Capitala Investment Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify Capitala Investment Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead Capitala Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Under the structure of our Investment Advisory Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Capitala Investment Advisors.

Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Capitala Investment Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Capitala Investment Advisors.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within such time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time on 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our investment adviser’s investment team while they were employed at prior positions.

Although in the past Mr. Alala and other members of our investment adviser’s investment team have held senior positions at a number of investment firms, including the Legacy Funds, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by our investment adviser’s investment team, including the Legacy Funds.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the

1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of September 30, 2014, we had approximately $192.2 million of SBA-guaranteed debentures outstanding and approximately $113.4 million of 2014 Notes outstanding. In addition, on October 17, 2014, we entered into the Credit Facility that provides for borrowings of up to $50 million on a revolving basis and may be increased up to $150 million pursuant to its “accordion” feature. We have received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee, which is based upon our gross assets, may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. In addition to the existing SBA-guaranteed debentures, the 2014 Notes and the Credit Facility, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage that may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

The Credit Facility, and any other credit facility into which we may enter, imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code.

Illustration.   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(32.2)%	(19.9)%	(7.6)%	4.7%	17.0%

(1)	Assumes $635.4 million in total assets, $375.4 million in debt outstanding and $258.1 million in net assets as of September 30, 2014, adjusted to reflect borrowings of $75 million under the Credit Facility. Assumes an average cost of funds of 5.22% which includes the stated interest rate, the SBA annual charge, and deferred financing cost amortization. Actual interest payments may be different.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with our portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We have fully drawn on our SBA-guaranteed debentures and, absent changes to legislation or regulation, may not make borrowings in excess of their aggregate $192.2 million of SBA-guaranteed debentures outstanding as of September 30, 2014. We also have approximately $113.4 million of 2014 Notes outstanding as of September 30, 2014. In addition, on October 17, 2014, we entered into the Credit Facility that provides for borrowings of up to $50 million on a revolving basis and may be increased up to $150 million pursuant to its “accordion” feature. If we are unable to secure additional debt financing on commercially reasonable terms, our liquidity could be reduced significantly. If we are unable to repay amounts outstanding under our SBA-guaranteed debentures, the 2014 Notes, the Credit Facility or under any other debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we may not be able to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under the Code.

Although we intend to elect to be treated as a RIC beginning with our taxable year ended August 31, 2014, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC under the Code. To obtain and maintain our qualification as a RIC under the Code, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC under the Code. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC under the Code.

If we fail to qualify as a RIC under the Code for any reason and remain or become subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions.

We may not be able to pay our stockholders distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for U.S. federal income tax purposes, which will result in higher tax liability when the stock is sold.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in our taxable income certain amounts that we have not yet received in cash, such as PIK interest or original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC under the Code. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level U.S. Federal income tax, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends (whether received in cash, our stock, or combination thereof) will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders and noteholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on our business.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an “emerging growth company” for up to five years.

An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, may incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, a BDC generally will not be permitted to incur indebtedness unless immediately after such borrowing the BDC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of total assets). Legislation introduced in Congress if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. In addition, recent legislation introduced in Congress would modify SBA regulations in a manner that may permit us to incur additional SBA guaranteed-indebtedness. As a result, we may be able to incur additional indebtedness in the future, and therefore your risk of an investment in us may increase.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost financing and, therefore, our competitive advantage over other finance companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Two of our wholly owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we are subject to SBA regulations.

Fund II and Fund III, which became our wholly owned subsidiaries after the completion of the Formation Transactions, are licensed to act as SBICs and are regulated by the SBA. As of September 30, 2014, Fund II and Fund III portfolio companies accounted for most of our aggregate portfolio. The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause a Legacy Fund to forego attractive investment opportunities that are not permitted under SBA regulations.

The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit such Fund’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit such Fund from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Each of Fund II and Fund III was in compliance with the terms of the SBA’s leverage requirements as of September 30, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Our wholly owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of a corporate-level tax.

In order for us to continue to qualify for as a RIC under the Code and to minimize corporate-level U.S. federal income taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of a corporate-level U.S. federal income tax on all of our income.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. For example, on July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We received an exemptive order from the SEC exempting us from certain provisions of the 1940 Act and the Exchange Act.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Exchange Act with respect to Fund II and Fund III. We intend to comply with the conditions of the order. As a result, we will generally be permitted to incur a greater amount of leverage relative to our total assets and net asset value.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Capitala Investment Advisors. Certain of these systems are provided to Capitala Investment Advisors by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results.

Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch have warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks and ongoing concerns resulting from the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, and we cannot assure you that future assistance packages will be available, or if available, sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

In October 2014, the U.S. Federal Reserve announced that it has terminated its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. It is unclear what effect, if any, the Federal Reserve’s termination of quantitative easing will have on the value of our investments. However, it is possible that without quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the IPO, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction. It is the position of the staff of the SEC’s Division of Investment Management that if a BDC fails to opt-out of the Maryland Control Share Acquisition Act, it acts in a manner inconsistent with Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Risks Related to Our Investments

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine debt investments are generally subordinated to senior loans and may be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we have invested directly in the equity securities of portfolio companies. The equity interests we own and may receive in the future may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The portfolio currently has several significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our federal income or excise tax liability.

In addition, investing in lower and traditional middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately owned venture capital-backed companies. Investing in private equity-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Many of our loans are not fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. As of September 30, 2014, each debt instrument in our portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Capitala Finance from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender requires us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We have made, and may make, subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “— Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.”

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.

Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to that of other creditors.

These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC under the Code. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control” or in which affiliates of investment adviser are also invested.

Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with investment funds, accounts and vehicles managed by our investment adviser or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we and our investment adviser may in the future file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. If we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by our investment adviser or its affiliates where terms other than price are negotiated.

In addition, within our portfolio there are investments that may be deemed to be “controlled” investment under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment adviser because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment adviser were required to approve a restructuring of an investment in the portfolio and the affiliate of our investment adviser was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently hold controlling equity positions in seven portfolio companies. Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make include common stock, warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the United States. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.

We currently have, and may acquire in the future, control investments in portfolio companies. Our ability to divest ourselves from a debt or equity investment in a controlled portfolio company could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Risks Relating to our Securities

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of Capitala Investment Advisors’ key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investing in our common stock may involve an above average degree of risk.

The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the

Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on September 30, 2013. Our shares could continue trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in Capitala Finance may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in Capitala Finance than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take 3 to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal. At a minimum, the Company will invest more than half of its total assets in the types of securities designed to meet its business purpose, within the earlier of: (i) two years after termination or completion of sales of securities pursuant to this prospectus; or (ii) two years after commencement of the IPO.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA”. The following table sets forth, for each fiscal quarter since our initial public offering on September 25, 2013, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

Fiscal Year Ended	NAV Per Share(2)		Sales Price		Premium or (Discount) of High Sales Price to NAV(3)	Premium or (Discount) of Low Sales Price to NAV(3)	Declared Distributions Per Share(4)
			High	Low
December 31, 2014
Fourth Quarter (through November 20, 2014)		*	$19.00	$17.60	*	*	$0.47
Third Quarter	$19.89		$19.49	$17.60	(2.01)%	(11.51)%	$0.47
Second Quarter	$20.34		$19.87	$17.65	(2.31)%	(13.23)%	$0.47
First Quarter	$20.33		$20.25	$19.00	(0.39)%	(6.54)%	$0.47
December 31, 2013
Fourth Quarter	$20.71		$20.20	$17.91	(2.46)%	(13.52)%	$0.47
Third Quarter(1)	$20.79		$19.32	$18.41	(7.07)%	(11.45)%	$—

(1)	From September 25, 2013 to September 30, 2013.
(2)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(3)	Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.
(4)	Represents the distribution paid for the specified quarter.
*	Not determinable at the time of filing.

On November 20, 2014, the last reported sales price of our common stock was $18.70 per share. As of November 12, 2014 we had approximately 74 stockholders of record of our common stock.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on September 25, 2013, our shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of November 20, 2014, shares of our common stock traded at a discount of approximately 6% of the NAV attributable to those shares as of September 30, 2014. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then intend to make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors, from our IPO until November 14, 2014:

Date Declared	Record Date	Payment Date	Amount(1)
October 2, 2014	October 22, 2014	October 30, 2014	$0.1567
October 2, 2014	November 21, 2014	November 28, 2014	0.1567
October 2, 2014	December 19, 2014	December 30, 2014	0.1567
August 7, 2014	September 12, 2014	September 26, 2014	0.47
May 8, 2014	June 9, 2014	June 26, 2014	0.47
February 27, 2014	March 14, 2014	March 26, 2014	0.47
November 11, 2013	December 10, 2013	December 30, 2013	0.47
Total			$2.35

(1)	We did not have a return of capital for the fiscal year ended December 31, 2013 and do not currently expect to have any return of capital for the fiscal year ended December 31, 2014 based on certain realization events that we expect to occur during the fourth quarter of 2014. We can offer no assurance that such events will occur. However, from January 1, 2014 through September 30, 2014, we made aggregate distributions of $1.41 per share to our common stockholders but had aggregate net investment income and/or realized capital gains of $1.15 per share to cover such distributions. As a result, if the current fiscal year had ended on September 30, 2014, we would have had an estimated return of capital of $0.26 per share.

Tax characteristics of all dividends paid by Capitala Finance are reported to stockholders on Form 1099 after the end of the calendar year. Our future dividends, if any, will be determined by our board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act. We are an emerging growth company within the meaning of the JOBS Act, and as such, are subject to reduced public company reporting requirements. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Capitala Investment Advisors and Capitala Advisors Corp. provides the administrative services necessary for us to operate.

We provide capital to lower and traditional middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, product or service with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $5 million and $30 million in trailing twelve month EBITDA.

We invest in mezzanine and senior subordinated debt investments that are secured by subordinated liens on all of our borrowers’ assets and, to a lesser extent, in senior, cash flow-based “unitranche” securities. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari passu with our borrowers’ financial sponsors.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Corporate History

We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. Capitala Finance was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the Legacy Funds; (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower and traditional middle market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock. Fund II, Fund III and Florida Sidecar became the Fund’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses and continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of September 30, 2014, the Company had 12,974,420 shares of common stock outstanding.

At the time of the Formation Transactions, our portfolio consisted of: (i) approximately $326.3 million in investments; (ii) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (iii) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act. We may also seek other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1 to our Consolidated Financial Statements. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with the Accounting Standards Codification (“ASC”), Topic 805, Business Combinations (“ASC 805”). As such, the results of the Company’s operations and cash flows for the three and nine months ended September 30, 2013 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of September 30, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Revenues

We generate revenue primarily from the periodic cash interest we will collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gains. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses include the payment of investment advisory fees to our Investment Advisor, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement and other operating expenses as detailed below. Our investment advisory fee will compensate our Investment Advisor for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), other applicable federal and state securities laws and ongoing stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Critical Accounting Policies and Use of Estimates

In the preparation of our consolidated financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to our Consolidated Financial Statements. While all of these policies are important to understanding our consolidated financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. Because of the nature of the judgment and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4 to our Consolidated Financial Statements.

In determining fair value, our board of directors (the “Board”) uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments they review. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board.

Equity Investments in Private Companies

Our Board determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board will ascribe value to warrants based on valuation techniques that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest Income:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income and Paid-in-kind Dividends:  Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Other Income:  Origination, amendment, consent, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

Income Taxes

Prior to the Formation Transactions, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1s in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes prior to and post the Formation Transactions.

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

For income tax purposes, we have paid distributions on our common stock from ordinary income in the amount of $18.3 million during the tax year ended August 31, 2014. The tax character of the distributions is based on estimated taxable income for the tax year ended August 31, 2014. The tax character of the distributions based on actual taxable income for the tax year ended August 31, 2014 will be disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

ASC Topic 740, Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of September 30, 2014 and December 31, 2013, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have a negative impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of September 30, 2014 and December 31, 2013. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the three and nine month periods ended September 30, 2014 and September 30, 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Portfolio and Investment Activity

As of September 30, 2014, our portfolio consisted of investments in 50 portfolio companies with a fair value of approximately $445.1 million.

During the three months ended September 30, 2014, we made approximately $86.7 million of investments in new or existing portfolio companies and had approximately $44.7 million in exits and repayments resulting in net investments of approximately $42.0 million for the period. During the three months ended September 30, 2013, we made approximately $34.2 million of investments in new or existing portfolio companies and had approximately $23.1 million in exits and repayments resulting in net investments of approximately $11.1 million for the period.

During the nine months ended September 30, 2014, we made approximately $150.3 million of investments in new or existing portfolio companies and had approximately $64.8 million in exits and repayments resulting in net investments of approximately $85.5 million for the period. During the nine months ended September 30, 2013, we made approximately $75.8 million of investments in new or existing portfolio companies and had approximately $50.2 million in exits and repayments resulting in net investments of approximately $25.6 million for the period.

As of September 30, 2014, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $7.7 million and $8.9 million, and $25.7 million and $25.7 million, respectively. As of September 30, 2014, the Company had approximately $107.6 million of cash and cash equivalents. As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $7.3 million and $8.9 million, and $25.3 million and $25.3 million, respectively. As of December 31, 2013, the Company had $101.6 million of cash and cash equivalents.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of September 30, 2014 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$134,258	27.1%	$136,171	24.6%
Subordinated Debt	187,842	38.0	186,483	33.7
Equity and Warrants	65,390	13.2	122,472	22.2
Cash and Cash Equivalents	107,576	21.7	107,576	19.5
Total	$495,066	100.0%	$552,702	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2013 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	25.7%	$102,071	21.9%
Subordinated Debt	136,638	33.9	133,710	28.7
Equity and Warrants	61,204	15.2	128,938	27.6
Cash and Cash Equivalents	101,622	25.2	101,622	21.8
Total	$402,921	100.0%	$466,341	100.0%

As of September 30, 2014, our income-bearing investment portfolio, which represented nearly 73% of our total portfolio, had a weighted average yield of approximately 12.8%. As of September 30, 2014, 85% of our income-bearing investment portfolio was bearing a fixed rate of interest. As of December 31, 2013, our income-bearing investment portfolio, which represented nearly 65% of our total portfolio, had a weighted average yield of approximately 13.7% all bearing a fixed rate of interest.

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	September 30, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Oil & Gas Services	$30,535	6.8%	$25,321	7.0%
Transportation	26,938	6.1	6,000	1.6
Sales & Marketing Services	24,442	5.5	22,753	6.3
Printing Services	20,334	4.6	16,448	4.5
QSR Franchisee	20,004	4.5	24,787	6.8
Bakery Supplies Distributor	17,000	3.8	—	—
Personal Product Manufacturer	16,437	3.7	14,073	3.9
Footwear Retail	15,713	3.5	14,807	4.1
Oil & Gas Engineering and Consulting Services	15,491	3.5	15,000	4.1
Home Décor Manufacturer	15,000	3.4	—	—
Automobile Part Manufacturer	14,539	3.3	—	—
Medical Device Distributor	14,481	3.3	11,121	3.0
Industrial Equipment Rental	13,212	3.0	22,500	6.2
Healthcare Management	12,604	2.8	—	—
Retail Display & Security Services	12,392	2.8	10,823	3.0
Computer Supply Retail	12,081	2.7	6,673	1.8
Wireless Communication Retailer	12,000	2.7	—	—
Energy Services	11,715	2.6	8,783	2.4
Culinary Products	11,506	2.6	10,302	2.8
Restaurant	10,000	2.2	—	—
Textile Equipment Manufacturer	9,941	2.2	9,031	2.5
Western Wear Retail	9,202	2.1	4,774	1.3
Dental Practice Management	8,818	2.0	9,273	2.6
Financial Services	8,300	1.9	—	—
Data Processing & Digital Marketing	7,599	1.7	5,061	1.4
Conglomerate	7,423	1.7	7,630	2.1
Fuel Transportation Services	7,297	1.6	10,274	2.8
Produce Distribution	6,179	1.4	6,631	1.8
Environmental Services Products	5,424	1.2	5,185	1.4
Specialty Clothing	4,941	1.1	12,724	3.5
Replacement Window Manufacturer	4,904	1.1	6,284	1.7
Advertising & Marketing Services	4,440	1.0	4,911	1.3
Metal Recycler	4,150	0.9	3,950	1.1
Petroleum Equipment Supplier	3,802	0.9	3,624	1.0
Automotive Chemicals & Lubricants	3,739	0.8	3,886	1.1
Industrial Manufacturing	3,487	0.8	3,440	0.9
Professional Employer Organization	3,463	0.8	22,677	6.2
Education Services	3,000	0.7	—	—
QSR Franchisor	2,959	0.7	14,622	4.0

	September 30, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Building Supplies	2,809	0.6	2,509	0.7
Specialty Defense Contractor	2,000	0.4	2,799	0.8
Industrial Boiler Manufacturer	1,922	0.4	1,536	0.4
Online Travel Sales & Marketing	1,750	0.4	1,638	0.4
In-Home Healthcare Services	624	0.1	748	0.2
IT Hosting Services	529	0.1	453	0.1
Aerospace Parts Manufacturer	—	—	10,064	2.8
Quick Lube Services	—	—	1,604	0.4
Medical Transportation Services	—	—	—	—
Total	$445,126	100.0%	$364,719	100.0%

With the exception of an $8.3 million investment in an internationally headquartered company, all investments made by the Company as of September 30, 2014 and December 31, 2013 were made in portfolio companies located in the United States. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value as of September 30, 2014 and December 31, 2013 (dollars in thousands):

	September 30, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$279,720	62.8%	$254,143	69.7%
West	85,020	19.1	66,637	18.3
Northeast	41,851	9.4	23,436	6.4
Midwest	30,235	6.8	20,503	5.6
International	8,300	1.9	—	—
Total	$445,126	100.0%	$364,719	100.0%

In addition to various risk management tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but it is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Definition
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain senior or senior subordinated debt financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our Investment Advisor will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our Board of Directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2014 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$160,818	36.1%
2	219,308	49.3
3	57,178	12.8
4	7,822	1.8
5	—	—
Total	$445,126	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$183,194	50.2%
2	129,721	35.5
3	44,680	12.3
4	7,124	2.0
5	—	—
Total	$364,719	100.0%

As of September 30, 2014, the Company had debt investments in four portfolio companies on non-accrual status with a total principal amount of $13.5 million, amortized cost of $11.8 million and a fair value of $7.8 million, which represented 3.7%, 3.0%, and 1.8% of the investment portfolio, respectively. As of December 31, 2013, the Company had debt investments in four portfolio companies on non-accrual status with a total principal amount of $12.1 million, amortized cost of $10.3 million and a fair value of $6.5 million representing 3.3%, 2.8% and 1.8% of the investment portfolio, respectively.

Results of Operations for the Three and Nine Months ended September 30, 2014 and September 30, 2013

Operating results for the three and nine months ended September 30, 2014 and September 30, 2013 are as follows (dollars in thousands):

	For the three months ended		For the nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Total investment income	$11,167	$8,801	$36,067	$23,288
Total expenses, net	7,623	3,364	21,170	9,903
Net investment income	3,544	5,437	14,897	13,385
Net realized gain (loss) from investments	(3,055)	1,871	(1,373)	2,235
Net increase (decrease) in unrealized appreciation	(178)	601	(5,784)	6,442
Net increase in net assets resulting from operations	$311	$7,909	$7,740	$22,062

Investment income

The composition of our investment income for the three and nine months ended September 30, 2014 and September 30, 2013 was as follows (dollars in thousands):

	For the three months ended		For the nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Interest and fee income	$10,316	$5,945	$26,844	$17,810
Payment-in-kind interest and dividend income	728	422	2,061	1,092
Dividend income	120	2,158	7,145	2,674
Other income	—	210	—	1,571
Interest from cash and cash equivalents	3	66	17	141
Total Investment Income	$11,167	$8,801	$36,067	$23,288

For the three months ended September 30, 2014, total investment income increased $2.4 million, or 26.9%, compared to the three months ended September 30, 2013. The increase from the prior period related primarily to higher interest and PIK income as the result of an increasing investment portfolio, partially offset by lower dividend income for the current period. For the nine months ended September 30, 2014, total investment income increased $12.8 million, or 54.9%, compared to the nine months ended September 30, 2013. The increase from the prior period relates to higher dividend income mostly from recapitalizations of control investments, and higher loan interest and fee income resulting from an increasing investment portfolio.

Operating expenses

The composition of our expenses for the three and nine months ended September 30, 2014 and September 30, 2013 was as follows (dollars in thousands):

	For the three months ended		For the nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Interest expense and amortization of deferred financing fees	$4,268	$2,237	$8,870	$6,527
Management fees, net of management fee waiver	2,498	980	6,592	2,994
Incentive fees	—	—	2,838	—
General and administrative expenses	857	147	2,870	382
Total expenses	$7,623	$3,364	$21,170	$9,903

For the three months ended September 30, 2014, operating expenses increased $4.3 million, or 126.6%, compared to the three months ended September 30, 2013. For the nine months ended September 30, 2014, operating expenses increased $11.3 million, or 113.8%, compared to the nine months ended September 30, 2013. The increase from the prior period is attributable to incentive and management fees under the Advisory Agreement along with increased general and administrative expenses due to regulatory and reporting costs subsequent to our IPO on September 30, 2013, and an increase in interest expense as a result of our June 2014 $113.4 million offering of 7.125% fixed rate notes due 2021 (“the Notes”). It should be noted that the three months ended September 30, 2013 was the first quarter of operations for the Company following the IPO, but did not include a full allocation of operating expenses and management fees since the IPO was completed on the last day of the reporting period.

Net realized gains/losses on sales of investments

During the three and nine months ended September 30, 2014, we recognized $3.1 million and $1.4 million, respectively, of net realized losses on our portfolio investments. Gross losses for the third quarter of 2014 totaling $5.2 million related to the exit of Impresa Aerospace Holdings, LLC debt were partially offset by a $2.1 million gain on the exit of Take 5 Oil Change, Inc. During the three and nine months ended September 30, 2013, we recognized $1.9 million and $2.2 million, respectively, of net realized gains on portfolio investments.

Net unrealized appreciation/depreciation on investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the three months ended September 30, 2014, we had a $0.2 million decrease in unrealized appreciation on portfolio investments. For the nine months ended September 30, 2014, we had a $5.8 million decrease in unrealized appreciation on portfolio investments. For the three and nine months ended September 30, 2013, we had a $0.6 million and $6.4 million, respectively, increase in unrealized appreciation on portfolio investments.

Changes in net assets resulting from operations

For the three and nine months ended September 30, 2014, we recorded a net increase in net assets resulting from operations of $0.3 million and $7.7 million, respectively. Based on the weighted average shares of common stock outstanding for the three and nine months ended September 30, 2014, our per share net increase in net assets resulting from operations was $0.02 and $0.60, respectively. For the three and nine months ended September 30, 2013, we recorded a net increase in net assets resulting from operations of $7.9 million and $22.1 million, respectively. Based on the weighted average shares of common stock outstanding for the three and nine months ended September 30, 2013 our per share net increase in net assets resulting from operations was $0.61 and $1.70, respectively.

Results of Operations for the Years Ended December 31, 2013, December 31, 2012, and December 31, 2011

Operating results for the years ended December 31, 2013, 2012, and, 2011 are as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Total investment income	$35,433	$24,939	$17,625
Total expenses	15,949	12,015	8,712
Net investment income	19,484	12,924	8,913
Net realized gains	2,187	1,590	2,963
Net unrealized appreciation	7,187	35,056	13,461
Net increase in net assets resulting from operations	$28,858	$49,570	$25,337

Investment income

The composition of our investment income for the years ended December 31, 2013, 2012 and 2011 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Loan interest and fee income	$25,777	$21,763	$14,539
Payment-in-kind interest income	1,571	1,789	1,639
Dividend income	6,432	1,052	1,018
Interest from cash and cash equivalents	149	141	242
Income from pass-through entities	1,504	171	187
Other Income	—	23	—
Total Investment Income	$35,433	$24,939	$17,625

For the year ended December 31, 2013, total investment income increased $10.5 million, or 42.1% compared to the fiscal year ended December 31, 2012. The increase from the prior year relates to higher dividend income mostly from recapitalizations of control investments, and higher loan and fee income resulting from an increasing investment portfolio.

For the year ended December 31, 2012, total investment income increased $7.3 million, or 41.5% compared to the fiscal year ended December 31, 2011. The increase from the prior year relates to higher loan and fee income resulting from an increasing investment portfolio.

Operating expenses

The composition of our expenses for the years ended December 31, 2013, 2012 and 2011 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2013	2012	2011
Interest expense and amortization of deferred financing fees	$8,384	$7,853	$5,476
Management fees net of management fee waiver	4,731	4,043	2,651
Incentive fees	1,525	—	—
General and administrative expenses	1,309	119	585
Total expenses net of management fee waiver	$15,949	$12,015	$8,712

Operating expenses for the year ended December 31, 2013 increased $3.9 million over the year ended December 31, 2012. The increase is attributable to an incentive fee of $1.5 million under the new advisory agreement, and $0.9 million of general and administrative expenses following the IPO on September 30, 2013.

Operating expenses for the year ended December 31, 2012 increased $3.3 million over the year ended December 31, 2011. Interest expense increased $2.4 million, resulting from $35.0 million of SBA-guaranteed debenture advances during 2012, and $72.7 million of advances during 2011.

Net realized gains/losses on sales of investments

During the years ended December 31, 2013, 2012 and 2011, we recognized $2.2 million, $1.6 million and $3.0 million of net realized gains on our portfolio investments, respectively.

Net unrealized appreciation on investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2013, 2012 and 2011, we had $7.2 million, $35.1 million and $13.5 million of unrealized appreciation, respectively, on portfolio investments. During 2012, unrealized appreciation on investments was significantly higher than 2013 or 2011, primarily related to appreciation on two equity investments.

Changes in net assets resulting from operations

For the fiscal years ended December 31, 2013, 2012 and 2011 we recorded a net increase in net assets resulting from operations of $28.9 million, $49.6 million, and $25.3 million, respectively. Based on the weighted average shares of common stock outstanding for the year ended December 31, 2013, our per share net increase in net assets resulting from operations was $2.22.

Financial Condition, Liquidity and Capital Resources

In addition to cash flows generated from operations, including earnings on investments in our portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, we intend to continue to seek capital through future equity and debt capital raises. In addition to the $74.25 million in net proceeds received from our IPO on September 30, 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes in June of 2014. The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The notes will bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning September 16, 2014. The Notes are listed on the New York Stock Exchange under the trading symbol “CLA” with a par value $25.00 per share.

In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

As of September 30, 2014, we had $107.6 million in cash and cash equivalents, and our net assets totaled $258.1 million.

Contractual obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

A summary of the Company’s significant contractual payment obligations as of September 30, 2014 is as follows (dollars in thousands):

	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA-Guaranteed Debentures	$8,000	$13,500	$5,000	$165,700	$192,200
Note Obligations	—	—	—	113,438	113,438
Total Contractual Obligations	$8,000	$13,500	$5,000	$279,138	$305,638

Distributions

In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO and then make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Parties

We have entered into the Investment Advisory Agreement with the Investment Advisor. Mr. Alala, our chief executive officer, president and chairman of our Board, is the managing partner and chief investment officer of our Investment Advisor, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.

In addition, the Investment Advisor’s investment team also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV, have the opportunity to co-invest with Fund IV in portfolio investments. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. The Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with the Investment Advisor, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board, is the chief executive officer, president and a director of our Administrator, and Mr. Broyhill, a member of our Board, is the trustee of a trust that has a controlling interest in our Adminstrator.

Off-balance sheet arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Developments

Distributions

On October 3, 2014, we announced that we have declared distributions for the months of October, November, and December of 2014. The Company converted to monthly distributions, effective October 2014. Accordingly, on October 2, 2014, the Company’s Board of Directors declared the following distributions:

Record Date	Payment Date	Amount Per Share
10/22/14	10/30/14	$0.1567
11/21/14	11/28/14	$0.1567
12/19/14	12/30/14	$0.1567

Credit Facility

On October 17, 2014, we entered into a senior secured revolving credit agreement with ING Capital LLC, as administrative agent, arranger and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings of up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Portfolio Activity

On October 23, 2014, we invested $5.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On November 4, 2014, we invested an additional $3.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On October 27, 2014, we invested $12.0 million in the subordinated debt (LIBOR plus 10.00%/1.00% floor) of Flavors Holdings, Inc.

On October 30, 2014, Boot Barn completed an initial public offering and began trading on the NYSE under the ticker symbol BOOT. Based on a 25:1 stock conversion at Boot Barn’s initial public offering, we now own 600,000 shares of common stock in Boot Barn, which priced at $16 per share in an all primary offering.

On October 31, 2014, we received $2.8 million from Naples Lumber & Supply Co., representing full repayment of the investment, generating a gain of $1.4 million.

SENIOR SECURITIES

Information about the senior securities of Fund II and Fund III is shown in the following table as of September 30, 2014 and December 31 for the years indicated in the table. The information as of September 30, 2014 is derived from the unaudited consolidated financial statements of Capitala Finance Corp. The information as of December 31, 2013 has been derived from Capitala Finance Corp.’s consolidated financial statements that have been audited by an independent registered public accounting firm and are included in this prospectus. Ernst & Young LLP’s report on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. The information as of December 31, 2012 and 2011 has been derived from the financial statements of Fund II and Fund III that have been audited by an independent registered public accounting firm. Dixon Hughes Goodman LLP’s reports on the senior securities table as of December 31, 2012 and 2011 are incorporated by reference as exhibits to the registration statement of which this prospectus is a part. The information as of December 31, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp.
SBA-guaranteed debentures(4)
2014 (as of September 30, 2014, unaudited)	$192,200	$1,800	—	N/A
2013	$202,200	$2,300	—	N/A
2014 Notes
2014 (as of September 30, 2014, unaudited)	$113,438	$1,800	—	$1,015
Fund II SBA-guaranteed debentures(4)
2012	$52,200	2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A
2008	31,500	1,400	—	N/A
2007	31,500	1,600	—	N/A
2006	31,500	1,600	—	N/A
2005	20,000	1,400	—	N/A
2004	10,000	1,500	—	N/A
2003	—	—	—	N/A
Fund III SBA-guaranteed debentures(4)
2012	$125,000	1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable except for the 2014 Notes which are publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit.

BUSINESS

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, energy and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on mezzanine and senior subordinated loans enables us to receive higher interest rates and more substantial equity participation. We may also invest in first-lien, senior secured positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and subordinated loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of the time of our IPO, Fund I, Fund II and Fund III underwrote investments in 78 lower and traditional middle-market companies totaling more than $475 million of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 90 portfolio companies totaling more than $660 million of invested capital from 2000 through September 30, 2014. Capitala Investment Advisors’ investment team also manages Fund IV, a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors may manage affiliated funds from time to time. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment advisor, Michael S. Marr, Chuck Cox and Richard Wheelahan, who each serve as directors of our investment adviser, as well as thirteen other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate History

Immediately prior to the IPO, through the Formation Transactions, we acquired the Legacy Portfolio, which consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the investors in the Legacy Funds. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act.

Set forth below is a diagram of our current organizational structure:

(1)	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
(2)	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of the 2014 Notes. The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes will bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning September 16, 2014. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement with ING Capital LLC, as administrative agent, arranger and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings of up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018. Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Our Portfolio

As of September 30, 2014, the investments in our portfolio were comprised of approximately $322.6 million in debt investments and $122.5 million in equity investments and warrants across 50 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 12.8% as of September 30, 2014, which includes a cash component of approximately 12.0% and a PIK interest component of approximately 0.8%. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

As of September 30, 2014, the debt investments in our portfolio had a weighted average time to maturity of 3.7 years and a yield to maturity of 14.2%. Our debt investments also had a weighted average debt to EBITDA multiple of approximately 4.1x and interest coverage ratio of 3.1x. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of September 30, 2014.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 15-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets, which are in some of the fastest growing regional economies in the country. According to the U.S. Bureau of Economic Analysis, from 2003 to 2013, the Southeast, Southwest and Mid-Atlantic regions collectively had real GDP growth and population growth of 17.9% and 10.6%, respectively, compared to U.S. real GDP growth and U.S. population growth of 16.4% and 8.7%, respectively.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to small-cap companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. The chart below shows that the lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the lower and traditional middle-market companies, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC-insured commercial banks and savings institutions has declined from 1998 through December 2013 by approximately 35%. We believe that the relative decline in competition drives a higher volume of deal flow to us.

Bank Lending Activity

Source: FDIC

FDIC-insured commercial banks & savings institutions

Source: FDIC

In addition, numerous non-bank lenders, such as hedge funds, active in leveraged loans have contracted during the recent financial crisis, while others exited the lending market due to balance sheet pressures.

Active institutional loan investor groups (Investor groups that made 10 or more primary commitments per year)

Source: Standard & Poor’s Leveraged Commentary & Data

•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Equity Contribution of Middle-Market LBOs

Source: Standard & Poor’s Leveraged Commentary & Data

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina. We have offices in Raleigh, North Carolina; Louisville, Kentucky; Fort Lauderdale,

Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on mezzanine and senior subordinated debt investments and senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of September 30, 2014, the weighted average annualized yield of the our debt investments was approximately 12.8%, which includes a cash component of approximately 12.0% and a PIK interest component of approximately 0.8%, and a yield to maturity of 14.2%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the IPO, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.8 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be had been paid to investors, and approximately $4.2 million, $26.2 million and $75 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 90 portfolio companies totaling more than $660 million of invested capital through September 30, 2014. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

SBIC Licenses

Fund II and Fund III, which are our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. As of September 30, 2014, investments in Fund II and Fund III accounted for approximately 18.2% and 53.5%, respectively, of our total portfolio. As of September 30, 2014, Fund II and Fund III had $42.2 million and $150 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $192.2 million of SBA-guaranteed debentures outstanding as of September 30, 2014.

The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Fund II’s and Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund II and Fund III from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of September 30, 2014 as a result of having sufficient capital as defined under the SBA regulations. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Investments

We will engage in various investment strategies from time to time in order to achieve our overall lending and investment objectives. Our strategies will generally require current cash yields and sensible leverage and fixed charge coverage ratios and either a first- or second-lien position (subject to limited instances in which we will not obtain security) in the collateral of the portfolio company. The strategy we select will depend upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team, the result of our financial, operational and strategic evaluation of the opportunity, and our overall portfolio composition. Most of our existing debt investments offer, and we expect most of our future debt investments will offer, the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, and many notes that we purchase will require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, important contributors to the returns generated by our investment adviser’s investment team.

Capitala Investment Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process that emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular portfolio review, analysis and performance-guided responses, and proper investment diversification. We allocate capital among different industries, geographies and private equity sponsors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and our ability to obtain favorable investment protection terms.

Types of Investments

We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment in our portfolio, nor do we guarantee that all criteria will be met in the investments we will make in the future.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We intend to focus on companies with a history of profitability and minimum trailing twelve-month EBITDA of $5 million. We do not intend to invest in start-up companies, distressed or “turn-around” situations or companies with business plans that we do not understand.
•	Experienced Management Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these management teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.
•	Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s financial sponsor, and the financial sponsor’s ability and willingness to invest additional equity capital as and to the extent necessary, are also important considerations.
•	Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s private equity sponsor to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our investment.
•	Strong Competitive Position. We intend to invest in companies that have developed strong, defensible product or service offerings within their respective market segments. These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.
•	Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-adjusted pricing scenario.

Debt Investments

Capitala Investment Advisors’ investment team tailors the terms of each debt investment to the facts and circumstances of the transaction, the needs of the prospective portfolio company and, as applicable, its financial sponsor, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. As of September 30, 2014, 38.8% of our debt investments were secured by a first lien on the assets of the portfolio company, 59.8% of our debt investments were secured by a second lien on the assets of the portfolio company and 1.4% of our debt investments were unsecured. We expect our primary source of return to be the monthly cash interest we will collect on our debt investments. We also typically seek board observation rights with each portfolio company and we offer (and have historically provided) managerial and strategic assistance to these companies. We seek to further protect invested principal by negotiating appropriate affirmative, negative and financial covenants in our debt documents that are conservative enough to represent a prudent cushion at closing or to budgeted projections, but that are flexible enough to afford our portfolio companies and their financial sponsors sufficient latitude to allow them to grow their businesses. Typical covenants include default triggers and remedies (including penalties), lien protection, leverage and fixed charge coverage ratios, change of control provisions and put rights. Most of our loans feature call protection to enhance our total return on debt investments that are repaid prior to maturity.

Most of our debt investments are structured as senior subordinated notes. On a fair value basis, 57.8% of our debt investments consist of senior subordinated notes as of September 30, 2014. Senior subordinated notes are subordinate to senior debt provided by financial institutions (primarily, asset-based revolving credit facilities and, in some cases, term loans) but senior to other subordinated notes, including junior subordinated notes and seller notes. Our senior subordinated notes are typically issued with five-year terms and provide for fixed cash interest rates between 12.0% and 14.0% per annum. Some senior subordinated notes have PIK interest, which is a form of interest that is not paid currently in cash, but is accrued and added to the loan balance until paid at the end of the term. While we generally seek to minimize the percentage of our fixed return that is in the form of PIK interest, we sometimes receive PIK due to prevailing market conditions that do not support the overall blended interest yield on our debt investments being paid in all-cash interest. As of September 30, 2014, our weighted average PIK yield in our debt investments is 0.8%. In addition to yield in the form of current cash and PIK interest, most of our debt investments include an equity component, such as a warrant to purchase a common equity interest in the borrower for a nominal price. As of September 30, 2014, the weighted average annualized yield on all of our outstanding debt investments was 12.8%, the weighted average annualized yield, excluding PIK interest, was 12.0% and 45.0% of our debt investments outstanding came with detachable warrants.

We also opportunistically structure certain debt investments as senior secured or unitranche notes and as of September 30, 2014, 25.4% of the fair value of our debt investments consisted of such investments. Senior secured loans will typically provide for a fixed interest rate and may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. Senior secured loans are secured by a first priority lien in all existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. As of September 30, 2014, 16.8% of the fair value of our portfolio’s debt investments consisted of senior secured term loans with liens that are subordinated only to a senior secured revolving credit facility provider. Unitranche debt financing typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security. We believe that unitranche debt can be attractive for many lower and traditional middle-market businesses, given the reduced structural complexity, single lender interface and elimination of intercreditor or potential agency conflicts among lenders.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of detachable warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control equity co-investments in conjunction with a loan transaction with a borrower. Capitala Investment Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and, as and to the extent available, event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights. In addition to warrants and equity co-investments, our debt investments in the future may contain a synthetic equity position.

Investment Process

Our investment adviser’s investment team is led by its investment committee and is responsible for all aspects of our investment process. The current members of the investment committee are Joseph B. Alala, III, our chief executive officer, president, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, M. Hunt Broyhill, a partner of our investment adviser, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Christopher B. Norton serves as chief risk officer and a director of our investment adviser. Richard Wheelahan, our chief compliance officer, Michael S. Marr, Kenneth S. Berryman, Randall Fontes, Chuck Cox and Mario Shaffer serve as directors of our investment adviser, and J. Davis Hutchens, Adam Richeson, Casey Swercheck, Eric Althofer, Michael Graham and Christian MacCarron each serve as vice presidents of our investment adviser. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Alala and one other member of the investment committee of Capitala Investment Advisors must approve investments in order for them to proceed. Messrs. Alala and McGlinn meet weekly and, together with Mr. Broyhill, on an as needed basis, depending on the nature and volume of investment opportunities. Capitala Investment Advisors’ investment committee has worked together for over ten years. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to investment banking boutiques, private equity firms and independent sponsors that are also investing in high quality lower and traditional middle-market companies, and, most importantly, based on our investment adviser’s track record as a responsive, flexible, value-add lender and co-investor, as demonstrated by over 70 investments in lower and traditional middle-market businesses and equity co-investments with reputed private equity firms. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses and in executing financial sponsors’ growth strategies. Furthermore, with offices throughout the Southeast, we have the ability to cover a large geographical area and to market to unique groups from each office. Specifically, our Charlotte, Louisville, Raleigh, Fort Lauderdale, Atlanta, and Washington, D.C. offices cover significant territory that is traditionally underserved, allowing us to source a high volume of direct deal flow.

Screening

All potential investments that are received are screened for suitability and consistency with our investment criteria (see “— Due Diligence and Underwriting,” below). In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure. If a potential investment meets our basic investment criteria, a deal team is assigned to perform preliminary due diligence. In doing so, we consider some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections made by management or the financial sponsor, as the case may be, and pro forma financial ratios assuming an investment consistent with possible structures. In analyzing our model, we test various investment structures, pricing options, downside scenarios and other sensitivities in order to better understand potential risks and possible financial covenant ratios.
•	The competitive landscape and industry dynamics impacting the potential portfolio company.
•	Strengths and weaknesses of the potential investment’s business strategy and industry outlook.
•	Results of a broad qualitative analysis of the company’s products or services, market position and outlook, customers, suppliers and quality of management.

If the results of this preliminary due diligence are satisfactory, the deal team prepares an executive summary that is presented to certain members our investment adviser’s investment committee in a meeting that includes all members of the portfolio and investment teams. This executive summary includes the following areas:

•	Company history and summary of product(s) and/or service(s);
•	An overview of investors, anticipated capital sources and transaction timing;
•	Investment structure and expected returns, including initial projected financial ratios;
•	Analysis of historical financial results and key assumptions;
•	Analysis of company’s business strategy;
•	Analysis of financial sponsor’s relevant experience or expected strategy;
•	Investment strengths, weaknesses and priority issues to be addressed in due diligence; and
•	Pro forma capitalization and ownership.

If our investment committee recommends moving forward, we issue a non-binding term sheet or indication of interest to the potential portfolio company and, when applicable, its financial sponsor. If a term sheet is successfully negotiated, we begin more formal due diligence and underwriting as we progress towards ultimate investment approval and closing.

Due Diligence and Underwriting

The completion of due diligence deliverables is led by at least two investment professionals; however, all investment and portfolio team members are regularly updated with due diligence progress, especially any issues that emerge. The two investment professionals leading the due diligence efforts are typically assigned to the original deal team that worked on the executive summary; however, post-term sheet deal teams sometimes contain one or more additional investment professionals and may include other professionals from business development, portfolio or other areas if a particular skill or experience set would be especially valuable in the due diligence process. The members of the underwriting team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence touches upon some or all of the following:

•	On-site visits with management and relevant key employees;
•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;
•	Interviews with customers and suppliers;

•	Management background checks;
•	Review of reports by third-party accountants, outside counsel and other industry, operational or financial experts, whether retained by us, or the financial sponsor;
•	Review of material contracts; and
•	Review of financial sponsor’s due diligence package and internal executive summaries.

Typically, we utilize outside experts to analyze the legal affairs, accounting systems and financial results and, where appropriate, we engage specialists to investigate certain issues. During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

During the underwriting process, the executive summary that was completed for the initial investment committee presentation is updated and changes are presented at subsequent, weekly meetings of the investment committee for continued discussion and, to the extent applicable, the investment committee issues new instructions to the underwriting team from the investment committee.

Approval, Documentation and Closing

The underwriting team for the proposed investment presents the updated executive summary and key findings from due diligence to the investment committee on an ongoing, weekly basis. Prior to the commencement of documentation, approval from the investment committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.

At all times during the documentation process, the underwriting professionals who conducted the due diligence remain involved; likewise, all extensively negotiated documentation decisions are made by the lead underwriting team member, in accordance with input from at least one investment committee member and guidance from outside counsel. As and to the extent necessary, key documentation challenges are brought before the investment committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from the investment committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audited financial statements, quarterly unaudited financial statements, in each case, with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using the monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we may adjust their financial statements to reflect pro forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Summary Description
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain senior or senior subordinated debt financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment. Some loss of investment return and/or principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. As of September 30, 2014, the weighted average investment rating on the fair market value of our portfolio was 1.8. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2014 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$160,818	36.1%
2	$219,308	49.3%
3	$57,178	12.8%
4	$7,822	1.8%
5	$—	—%
Total	$445,126	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$183,194	50.2%
2	129,721	35.5
3	44,680	12.3
4	7,124	2.0
5	—	—
Total	$364,719	100.0%

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP, the 1940 Act and SBA valuation guidelines. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and PIK interest, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in lower and traditional middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of our experience and reputation, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment adviser, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We believe that certain of our competitors may make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Managerial Assistance

As a BDC, we offer, and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience at investment banks, commercial banks, a diverse group of businesses in varying operational roles, legal and accounting firms, and, most importantly, our experience with the Legacy Portfolio, that we can offer this assistance effectively. We may sometimes receive fees for these services.

Staffing

Capitala Finance has no employees. Mr. Alala, through his financial interests in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors. Our other executive officers are employees of our administrator and perform their functions under the terms of our Administration Agreement.

Our day-to-day investment operations are managed by Capitala Investment Advisors. Capitala Investment Advisors’ investment team currently consists of the members of its investment committee, Messrs. Alala, McGlinn and Broyhill, and a team of sixteen additional investment professionals. Capitala Investment Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and are provided by our administrator in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our subsidiaries, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our subsidiaries, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2014 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
AAE Acquisition, LLC 13764 Airline Highway Baton Rouge, Louisiana 70817	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)		$10,997	$11,000
		Membership Units/Warrants	14.00%	17	2,212
American Exteriors, LLC 1169 W. Littleton Blvd Littleton, Colorado 80120	Replacement Window Manufacturer	Senior Secured Debt(3) (17.0% Cash, Due 6/30/15)		3,204	4,404
		Jr. Convertible Note(3) (10.0% Cash, Due 6/30/16)		415	500
		Common Stock Warrant(5)	15.00%	—	—
A Wireless Holding Company 1290-B East Arlington Blvd Greenville, North Carolina 27858	Cellular Device Retailer	Subordinated Debt (12.0% Cash, Due 9/09/19)		12,000	12,000
Boot Barn Holding Corporation 15776 Laguna Canyon Road Irvine, California 92618	Western Wear Retail	Common Stock	2.71%	2,400	9,202
BurgaFlex Holdings, LLC 10160 Gainey Dr. Holly, Michigan 48442	Automobile Part Manufacturer	Senior Subordinated Debt (14.0% Cash, Due 8/14/19)		5,000	5,000
		Junior Subordinated Debt (12.0% Cash, Due 8/14/19)		7,225	7,225
		Common Stock	11.54%	2,104	2,314
CableOrganizer Acquisition, LLC(1) 6250 NW 27th Way Ft. Lauderdale, Florida 33309	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)		10,715	10,715
		Common Stock	26.90%	1,125	1,366
Caregiver Services, Inc. 10451 NW 117th Avenue, Suite 110 Medley, Florida 33178	In-Home Healthcare Services	Common Stock	0.79%	258	193
		Common Stock Warrant	1.77%	264	431
Chef’N Corporation(2) 1525 4th Avenue, 7th Floor Seattle, Washington 98101	Culinary Products	Subordinated Debt 13% Cash, 2% PIK at company option, Due 5/16/18)		6,300	6,300
		Series A Preferred Stock(5)	9.42%	1,000	5,206
City Gear, LLC(2) 4841 Summer Avenue Memphis, Tennessee 38122	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)		8,231	8,231
		Preferred Membership Units	8.39%	1,269	1,269
		Membership Unit Warrant	14.15%	—	6,213
Corporate Visions, Inc.(2) 894 Incline Way Incline Village, Nevada 89451	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)		11,344	11,344
		Common Stock	11.93%	2,576	11,082
		Common Stock Warrant	2.17%	—	2,016
Crowley Holdings, Inc. 9487 Regency Square Blvd. Jacksonville, Florida 32225	Transportation	Series A Income Preferred Stock	3.00%	6,114	6,114

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
CSM Bakery Solutions, LLC 1912 Montreal Road Tucker, Georgia 30084	Bakery Supplies Distributor	Subordinated Debt (L+7.75%, 1% Floor, Due 8/7/22)		$16,628	$17,000
GA Communications, Inc.(2) 2196 West Part Court Stone Mountain, Georgia 30087	Advertising & Marketing Services	Series A-1 Preferred Stock(5)	7.03%	2,145	2,510
		Series B-1 Common Stock(5)	5.15%	2	1,930
Immersive Media Tactical Solutions, LLC 11901 Bowman Drive, Suite 105 Fredericksburg, Virginia 22408	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)		2,000	2,000
		Common Unit Warrant	12.00%	—	—
Impresa Aerospace Holdings, LLC(2) 344 W. 157th Street Gardena, California 90248	Aerospace Parts Manufacturer	Class A Membership Units	6.04%	900	—
		Class C Membership Units	5.85%	362	—
		Class F Membership Units	5.62%	605	—
J&J Produce Holdings, Inc.(2) 4003 Seminole Pratt Whitney Road Loxahatchee, Florida 33470	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)		5,182	5,182
		Common Stock	5.70%	818	643
		Common Stock Warrant	3.14%	—	354
KBP Investments, LLC(1) 2601 Bayshore Drive #1475 Miami, Florida 33133	QSR Franchisee	Class A Preferred Stock	96.15%	8,269	8,269
		Class A Common Stock	26.54%	—	11,735
Kelle’s Transport Service, LLC P.O. Box 71718 Salt Lake City, Utah 84171	Transportation	Senior Secured Debt (14% Cash, Due 3/31/19)		15,586	15,603
		Preferred Units	24.61%	2,732	2,732
		Common Stock Warrants	15.00%	23	2,489
LJS Partners, LLC(2) 1441 Gardiner Lane Louisville, Kentucky 40213	QSR Franchisor	Common Stock	9.80%	1,500	2,959
Market E’s LLC(1) 10100 Santa Monica Blvd Suite 300 Century City, California 90067	Online Travel Sales & Marketing	Senior Secured Debt(3),(4) (10% Cash, Due 5/31/15)		965	1,000
		Subordinated Debt(3),(4) (14% Cash, 3% PIK, Due 12/31/14)		2,833	750
		Class A Preferred Stock(5)	60.00%	240	—
		Class B Preferred Stock(5)	50.62%	965	—
		Class A Common Stock(5)	49.40%	—	—
Medical Depot, Inc. 99 Seaview Drive Port Washington, New York 11050	Medical Device Distributor	Subordinated Debt(3) (14% Cash, Due 9/27/20)		4,667	4,667
		Series C Convertible Preferred Stock	33.32%	1,333	5,408
Meritas Schools Holdings, LLC 630 Dundee Rd., Suite 400 Northbrook, Illinois 60062	Education Services	Subordinated Debt (L+9.00%, 1% Floor, Due 1/23/21)		2,985	3,000
Micro Precision, LLC(1) 1102 Windam Road South Windam, Connecticut 06266	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)		1,862	1,862
		Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)		3,655	3,655
		Series A Preferred Units(5)	25.62%	1,629	1,906
MJC Holdings, LLC(2) 4031 Merchant Road Fort Wayne, Indiana 46818	Specialty Clothing	Series A Preferred Units(5)	15.27%	2,000	4,941
MMI Holdings, LLC(2) 325 McGill Avenue, Suite 195 Concord, North Carolina 28027	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)		$2,600	$2,600
		Subordinated Debt (6% Cash, Due 8/15/15)		388	400
		Preferred Units	100.00%	1,116	1,254
		Common Units	5.03%	—	152

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
MTI Holdings, LLC(2) 5665 Meadows, Suite 150 Lake Oswego, Oregon 97035	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)		8,000	8,000
		Capital Units	6.96%	2,000	4,392

Naples Lumber & Supply Co 3828 Radio Road Naples, Florida 34104	Building Supplies	Subordinated Debt(3) (7% Cash, Due 6/30/15)		1,309	2,109
		Common Stock Warrant	10.00%	—	700
Navis Holdings, Inc.(1) 113 Woodside Drive Lexington, North Carolina 27292	Textile Equipment Manufacturer	Senior Secured Term Debt (17% Cash, 3% PIK at company’s option, Due 2/1/16)		6,500	6,500
		Class A Preferred Stock	100.00%	1,000	1,000
		Common Stock	50.00%	1	2,441
Nielsen & Bainbridge, LLC 12201 Technology Blvd., Ste.100 Austin, Texas 78727	Home Décor Manufacturer	Subordinated Debt (L+9.25%, 1% Floor, Due 8/15/21)		14,777	15,000
On-Site Fuel Services, Inc.(1) 1089A Old Fannin Road Brandon, Mississippi 39047	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)		4,997	4,997
		Series A Preferred Stock	41.38%	3,278	—
		Series B Preferred Stock	59.12%	2,365	2,300
		Common Stock	37.25%	33	—
Pickaway Plains Ambulance Services, Inc. 1950 Stoneridge Drive Circleville, Ohio 43113	Medical Transportation Services	Senior Secured Term Debt(3),(4) (13.0% Cash, Due 12/31/15)		—	—
		Common Stock Warrant	5.00%	—	—
Precision Manufacturing, LLC 5727 Superior Drive Morristown, Tennessee 37814	Industrial Boiler Manufacturer	Subordinated Debt(4) (6.5% Cash, 6.5% PIK Cash, Due 2/10/17)		2,500	1,602
		Subordinated Debt(4) (14% PIK, Due 2/13/15)		200	128
		Subordinated Debt(4) (14% Cash, Due 10/31/14)		300	192
		Membership Unit Warrant	6.65%	—	—
Print Direction, Inc.(1) 1600 Indian Brook Way Norcross, Georgia 30093	Printing Services
		Senior Secured Term Debt (15% Cash, Due 2/24/19)		14,000	14,000
		Common Stock	67.9%	2,990	6,066
		Common Stock Warrants	3.00%	—	268
Sequoia Healthcare Management, LLC 29 E. 29th Street Bayonne, New Jersey 07002	Healthcare Management	Senior Secured Debt (12% Cash, 4% PIK, Due 7/17/19)		12,365	12,604
Sierra Hamilton, LLC 777 Post Oak Boulevard Houston, Texas 77056	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, Due 12/15/18)		15,000	15,491
Source Capital ABUTEC LLC(2) 2959 Cherokee Street, Suite 101 Kennesaw, Georgia 30144	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)		5,243	5,243
		Preferred Membership Units	10.80%	1,240	181
Source Capital Penray, LLC(2) 444 Denniston Court Wheeling, Illinois 60090	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)		$2,500	$2,500
		Membership Units	11.30%	750	727
		Common Stock Warrant(6)	6.65%	—	512

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
Source Capital SSCR, LLC(2) 851 Greensboro Road Cocoa, Florida 32926	Personal Products Manufacturer	Senior Secured Term Debt (10% Cash, Due 6/12/17)		3,000	2,824
		Subordinated Debt (14% Cash, Due 9/15/17)		17,125	13,613
		Preferred Membership Units	15.80%	1,878	—
		Membership Unit Warrant(6)	.31%	10	—
Source Recycling, LLC(2) 7600 Rolling Mill Road Baltimore, Maryland 21224	Metal Recycler	Subordinated Debt(4) (13% Cash, Due 9/2/16)		5,000	4,150
		Membership Units(5)	20.00%	1,590	—
		Membership Units Warrants	.96%	—	—
Southern Pump & Tank Company, LLC 4800 N. Graham Street Charlotte, North Carolina 28269	Petroleum Equipment Supplier	Senior Secured Term Debt(3) (13% Cash, 6% PIK, Due 1/15/15)		3,436	3,802
		Common Stock Warrant	10.00%	—	—
Sparus Holdings(2) 4487 South Old Peachtree Road Norcross, Georgia 30071	Energy Services	Senior Secured Debt(3) (12% Cash, 2% PIK, Due 3/21/16)		12,078	11,715
		Series B Preferred Stock	21.32%	1,173	—
		Common Stock Warrant	15.10%	—	—
Stoddard Hill Media Holdings, LLC 9100 West Chester Towne Center Road, Suite 200 West Chester, Ohio 45069	IT Hosting Services	Class D Preferred Units	6.98%	300	529
STX Healthcare Management Services, Inc.(2) 6300 West Loop South, Suite 650 Houston, Texas 77401	Dental Practice Management	Subordinated Debt(3) (14% Cash, Due 7/31/15)		7,425	7,425
		Common Stock	3.07%	1,200	710
		Common Stock Warrant	2.50%	218	683
TCE Holdings, Inc. 3800 N. F.N. 1788 Midland, Texas 79707	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)		12,273	12,273
		Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)		9,779	9,779
		Common Stock	3.67%	3,600	3,600
Tenere Inc. 700 Kelly Avenue Dresser, Wisconsin 54009	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/15/17)		3,487	3,487
TGI Friday’s, Inc. 4201 Marsh Ln Carrollton, Texas 75007	Restaurant	Subordinated Debt (L+8.25%, 1% floor, Due 7/15/21)		9,960	10,000
U.S. Well Services, LLC 770 South Post Oak Lane, Suite 405 Houston, TX 77056	Oil & Gas Services	Senior Secured Debt (L+11.50%, 0.5% floor, Due 5/2/19)		4,781	4,883

Name and Address of Portfolio Company	Nature of Business	Type of Investment & General Terms	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
V12 Holdings(2) 141 West Front Street, Suite 410 Red Bank, New Jersey 07701	Data Processing & Digital Marketing	Subordinated Debt(3) (0% Cash, Due 12/31/14)		$361	$663
		Subordinated Debt(3) (0% Cash, Due 12/31/14)		44	81
		Subordinated Debt(3) (0% Cash, Due 12/31/14)		2,369	3,563
		Subordinated Debt(3) (0% Cash, Due 12/31/14)		207	299
		Subordinated Debt(3) (0% Cash, Due 12/31/14)		—	2,750
		Subordinated Debt(3) (0% Cash, Due 12/31/14)		—	243
		Series A-1 Preferred Stock	37.50%	—	—
		Series A-3 Preferred Stock	25.00%	—	—
		Series A-5 Preferred Stock	20.53%	—	—
		Common Stock Warrant	6.30%	—	—
Velum Global(7) Credit Management, LLC 375 Park Avenue Suite 3304 New York, New York 10152	Financial Services	Senior Secured Debt (15% Cash, Due 12/31/15)		8,300	8,300
Worklife America, Inc. 6407 Parkland Drive Sarasota, Florida 34243	Professional Employer Organization	Common Unit Warrant	3.84%	—	2,964
		Preferred Unit Warrant	3.84%	—	499
Total				$387,490	$445,126

(1)	“Control Company” as defined under the 1940 Act.
(2)	“Affiliate Company” as defined under the 1940 Act.
(3)	The maturity date of the original investment has been extended.
(4)	Due to deterioration in credit quality, this investment is on non-accrual status.
(5)	The investment is held indirectly through a holding company.
(6)	The security is exercisable for an equity interest in an operating company.
(7)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC. Similarly, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act.

Unless otherwise noted, PIK interest will continue to accrue and scheduled amortization payments will be collected, as applicable, for all securities.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of September 30, 2014.

Corporate Visions, Inc.(1) helps global business-to-business companies create more sales opportunities, win more deals, and increase profitability by improving customer conversations with sales representatives.

TCE Holdings, Inc.,(1) is a leading provider of safety services, safety equipment, and consulting services to the oil and gas industry.

(1)	“Affiliate Company” as defined under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III each established a Board of Directors consisting of the same five members that comprise our Board of Directors.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	44	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2016
M. Hunt Broyhill	50	Director	2013	2015
Independent Directors
R. Charles Moyer	69	Director	2013	2017
Larry W. Carroll	62	Director	2013	2015
H. Paul Chapman	62	Director	2013	2016

The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Executive Officers Who Are Not Directors

Name	Age	Position
John F. McGlinn	45	Chief Operating Officer, Secretary and Treasurer
Stephen A. Arnall	52	Chief Financial Officer
Richard Wheelahan	34	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Joseph B. Alala, III has been the chief executive officer, president and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder, president and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala serves on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC) and the board of directors of New Dominion Bank, a state-chartered bank. Mr. Alala also serves on the boards of directors of some of our portfolio companies, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.

Mr. Alala’s intimate knowledge of our business and operations, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm, and the President and a member of the Board of Directors of BMC Fund, Inc., a registered closed-end management investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices and is a trustee of the Capitala Trust. Mr. Broyhill received a B.A. from Wake Forest University.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Directors

R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently the Dean of the College of Business at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Kentucky Seed Capital Fund and Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.

Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. Mr. Carroll currently is, and has been since 2006, a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc., the Board of Trustees of Wingate University, and the Board of Trustees of the Cultural and Heritage Foundation. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.

Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974 – 2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

Executive Officers Who Are Not Directors

Stephen A. Arnall has been our chief financial officer since May 2013. Prior to joining us, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 – 2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall was also the executive vice president and chief financial officer of The Scottish Bank from 1998 to 2006. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.

John F. (“Jack”) McGlinn has been the chief operating officer, secretary and treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the Legacy Funds in 2000 and manages the Raleigh, North Carolina office. Prior to joining the Legacy Funds’ investment adviser, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and previously served as an accountant for PricewaterhouseCoopers LLP. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in accounting and received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School.

Richard Wheelahan has been the chief compliance officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer and a director of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Prior to joining the Legacy Funds, Mr. Wheelahan was a transactional attorney with Moore & Van Allen PLLC’s corporate practice group and Mayer Brown LLP’s leveraged finance practice group. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Capitala Finance, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Alala, as a result of his position as our chief executive officer and managing member of Capitala Investment Advisors, and Mr. Broyhill, as a result of his position as a partner of Capitala Investment Advisors.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a managing member of our investment adviser. We believe that Mr. Alala’s history with the Legacy Funds, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended December 31, 2013, our Board of Directors held three Board meetings and two Audit Committee meetings. The Compensation Committee was established in February 2014. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Capitala Finance;
•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;
•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://investor.capitalagroup.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—	—	—
M. Hunt Broyhill	—	—	—
Independent Directors
R. Charles Moyer	$65,000	—	$65,000
Larry W. Carroll	$65,000	—	$65,000
H. Paul Chapman	$65,000	—	$65,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Investment Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Capitala Investment Advisors, and its investment committee, currently composed of Messrs. Alala, Broyhill and McGlinn. Capitala Investment Advisors’ investment committee must approve each new investment that we make. Messrs. Alala, Broyhill and McGlinn are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Our executive officers and finance professionals of our investment adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our investment adviser. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons may organize other investment programs and acquire for their own account investments that may be suitable for us.

Set forth below is additional information regarding additional entities that are managed by the professionals of our investment adviser:

Name	Entity	Investment Focus	Gross Assets(1)
CapitalSouth Partners SBIC Fund IV, L.P.	Private SBIC Fund	debt and equity investments in lower and traditional middle-market companies	$41.0 million

(1)	Gross Assets calculated as of September 30, 2014.

Investment Personnel

We consider Messrs. Alala, Broyhill and McGlinn, who are the members of our investment committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of November 20, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Joseph B. Alala, III	over $1,000,000
M. Hunt Broyhill	over $1,000,000
John F. McGlinn	over $1,000,000

(1)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $18.70 on November 20, 2014 on the NASDAQ Global Select Market.
(2)	The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

Below are the biographies for selected senior investment professionals of our investment adviser whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Alala, Broyhill, McGlinn and Wheelahan, see “Management — Biographical Information.”

Christopher B. Norton serves as the chief risk officer and a director of underwriting of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2003. Prior to joining the predecessor to Capitala Investment Advisors, Mr. Norton was an investment banker with various structuring and execution roles. Mr. Norton graduated from the University of Virginia’s McIntire School of Commerce, where he received a B.S. degree in Commerce with concentrations in Finance and Management. Mr. Norton received his M.B.A. from the University of Virginia — Darden School of Graduate Business Administration.

Michael S. Marr joined the investment adviser to the Legacy Funds in 2008 and serves as the director of portfolio monitoring of Capitala Investment Advisors. Prior to joining the Legacy Funds, Mr. Marr was a partner with The Business Law Advisors, a law firm. Prior to The Business Law Advisors, Mr. Marr was the chief operating officer and senior vice president of Intercede, Inc., a company specializing in comprehensive governance, risk and compliance solutions for large companies and governmental agencies. Previously,

Mr. Marr also served as a director of Seaboard & Co. LLP (USA), a middle-market merchant bank, and was a partner in a law firm, Smith Helms Mulliss & Moore (now McGuireWoods LLP). Mr. Marr earned a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill, a J.D. from Campbell University’s Normal Wiggins School of Law and a LL.M. in Taxation from Emory University.

Lynne Girts serves as the Chief Financial Officer of Capitala Investment Advisors and previously served as the director of finance for Capitala Investment Advisors and its predecessor since 2002. Prior to joining the predecessor to Capitala Investment Advisors, Ms. Girts was a staff accountant with Beck, Lindsey and Frame, LLP and, previously, Alexander Van Loon, CPA. Ms. Girts graduated from the University of Southern Mississippi, where she received a Bachelor of Science degree in Business, with a concentration in Accounting.

Kenneth S. Berryman serves as a director of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2007. Mr. Berryman previously occupied operations and Chief Financial Officer roles at various institutions, and began his career as a corporate lending officer. Mr. Berryman graduated from Syracuse University with a Bachelor of Science degree in Business Management and is a charter holder under the CFA Institute’s Chartered Financial Analyst® program.

Randall Fontes has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Fontes served as the co-founder of a finance company formed in partnership with a $55 billion asset manager focused on middle-market debt and equity investments and also served in various roles in the private equity industry. Mr. Fontes received a B.A. in Economics from Tulane University and an M.B.A from the Fuqua School of Business at Duke University.

Chuck Cox has served as director of portfolio management at Capitala Investment Advisors since October 2013. Prior to joining Capitala Investment Advisors, Mr. Cox served in various executive-level operating roles with emerging growth and middle market companies and senior investment banking positions with highly respected advisory firms. Mr. Cox received a B.S. in Business Administration from UNC Chapel Hill and a M.B.A. from the Wharton School of the University of Pennsylvania.

Mario Shaffer has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Shaffer held various positions in the private equity and investment banking industries, in addition to serving in various executive level positions for both domestic and international corporations. Mr. Shaffer received a B.A. from The College of William & Mary.

Eric Althofer is a vice president of Capitala Investment Advisors, joining the firm in 2014. Mr. Althofer’s primary responsibilities include transaction screening, structuring and due diligence execution. Prior to joining Capitala, Mr. Althofer spent nearly three years in investment banking with Jefferies LLC and prior to that worked as a strategy and operations consultant for four years with Deloitte Consulting. Mr. Althofer graduated cum laude from Washington University in St. Louis with a degree in Economics and received his M.B.A., with distinction, from the University of Michigan Ross School of Business with emphases in Finance and Accounting.

Michael Graham is a vice president of Capitala Investment Advisors, joining the firm in 2014. Mr. Graham’s primary responsibilities include transaction screening, structuring and due diligence execution. Prior to joining Capitala, Mr. Graham spent three years with Arcapita, an international private equity firm, focusing on middle market investments in the healthcare, manufacturing, logistics, and business services sectors. Before joining Arcapita, Mr. Graham spent two years with Merrill Lynch’s healthcare investment banking group. Mr. Graham graduated summa cum laude from Vanderbilt University with a degree in Economics and received his M.B.A. from The Wharton School where he was a Palmer Scholar.

John Davis Hutchens is a vice president of Capitala Investment Advisors and has served as an analyst, associate, and subsequently, a vice president for portfolio management for the investment adviser to the Legacy Funds since December 2009. Mr. Hutchens’ primary responsibilities include financial analysis and portfolio monitoring. Mr. Hutchens graduated from Duke University with Sociology and Computer Science degrees, and received his M.B.A. from the University of North Carolina at Charlotte.

Christian MacCarron is a Vice President with Capitala Investment Advisors in Los Angeles, joining the firm in 2014. Mr. MacCarron is primarily focused on origination, execution and monitoring of debt and equity investments on the West Coast. Prior to joining Capitala Investment Advisors, Mr. MacCarron worked in distressed and healthy private equity investing at Platinum Equity and Windjammer Capital Investors and in investment banking at Merrill Lynch and FocalPoint Partners. Mr. MacCarron received a B.A. in Economics from the University of California-Los Angeles.

Adam Richeson is a vice president of Capitala Investment Advisors and has served as a transaction origination, screening and structuring professional for the investment adviser to the Legacy Funds since June 2010. Prior to joining investment adviser of the Legacy Funds, Mr. Richeson served in a number of business development and operational roles for manufacturing companies. Mr. Richeson graduated from The Ohio State University with a B.A. in English Literature and received his M.B.A. from Wake Forest University.

Casey Swercheck has served as a vice president of Capitala Investment Advisors since April 2013. Prior to joining Capitala Investment Advisors, Mr. Swercheck was an associate at Hamilton Lane, a private equity management firm. Mr. Swercheck graduated from the University of Pittsburgh in 2004 with a B.S. in Finance.

Compensation

None of the members of Capitala Investment Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. Messrs. Alala and Broyhill, through their financial interests in Capitala Investment Advisors, will be entitled to a portion of any profits earned by Capitala Investment Advisors, which includes any fees payable to Capitala Investment Advisors under the terms of our Investment Advisory Agreement, less expenses incurred by Capitala Investment Advisors in performing its services under our Investment Advisory Agreement. The compensation paid by Capitala Investment Advisors to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. In addition, the shares held by Capitala Restricted Shares I, LLC, an entity controlled by Mr. Alala, may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors and Capitala Advisors Corp.

INVESTMENT ADVISORY AGREEMENT

Capitala Investment Advisors serves as our investment adviser. Capitala Investment Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, Capitala Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Capitala Investment Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to consummation of our IPO, and thereafter will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, Capitala Investment Advisors had waived the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by Capitala Finance in connection with the Formation Transactions.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Capitala Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Capitala Investment Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Capitala Investment Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Capitala Finance.

We will defer cash payment of the portion of any incentive fee otherwise earned by our investment adviser that would, when taken together with all other incentive fees paid to our investment adviser during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our initial public offering.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)

= 100% × (2.2% – 2.0%)

= 0.20%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.20%.

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.80%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch-up = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.80%  – 2.5%))

   = 0.5% + (20% × 0.3%)

   = 0.5% + 0.06%

   = 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2).

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $24 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2.

•	Year 4: None
•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3.

Example 3: Application of the Incentive Fee Deferral Mechanism

Assumptions

•	In each of Years 1 through 4 in this example pre-incentive fee net investment income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the deferral mechanism in any year is $8.0 million ($40.0 million multiplied by 20%). All income-related incentive fees were paid quarterly in arrears.
•	In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.
•	Year 1: We did not generate realized or unrealized capital gains or losses.
•	Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.
•	Year 3: We recognized $5.0 million of unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses.
•	Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

	Income Related Incentive Fee Accrued Before Application of Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Deferral Mechanism	Incentive Fee Calculations	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of
cumulative net capital
gains of $25.0 million
($30.0 million in
cumulative realized
gains less $5.0 million
in cumulative
unrealized capital
depreciation) less
$6.0 million of capital
gains fee paid in
Year 2)	$7.0 million (20% of
the sum of (a) our
pre-incentive fee net
investment income,
(b) our net unrealized
appreciation or
depreciation during
such period and
(c) our net realized
capital gains or
			losses during Year 3)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of
cumulative net capital
gains of $31.0 million
($36.0 million
cumulative realized
capital gains less
$5.0 million
cumulative unrealized
capital depreciation)
less $6.0 million of
capital gains fee paid
		in Year 2)	$8.2 million	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Capitala Investment Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments (such as the legal, accounting and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser will have the right to resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Investment Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Capitala Finance.

Organization of the Investment Adviser

Capitala Investment Advisors is a Delaware limited liability company. The principal executive offices of Capitala Investment Advisors are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Director’s approval of our Investment Advisory Agreement was incorporated by reference into our annual report on Form 10-K for the period ending December 31, 2013.

ADMINISTRATION AGREEMENT

Capitala Advisors Corp., a North Carolina corporation, serves as our administrator. The principal executive offices of our administrator are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Capitala Advisors Corp., pursuant to a sub-administration agreement, has engaged U.S. Bancorp Fund Services, LLC to act on behalf of Capitala Advisors Corp. in its performance of certain administrative services for us. The principal office of U.S. Bancorp Fund Services, LLC is 777 East Wisconsin Avenue, Milwaukee, WI 53202. Pursuant to the Administration Agreement, our administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement has an initial term of two years and may be renewed with the approval of our Board of Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our administrator. Stockholder approval is not required to amend the Administration Agreement.

Our administrator also provides administrative services to our investment adviser, Capitala Investment Advisors. As a result, Capitala Investment Advisors will also reimburse our administrator for its allocable portion of our administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Capitala Investment Advisors, and its allocable portion of the compensation of any administrative support staff.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the Administration Agreement or otherwise as administrator for Capitala Finance.

LICENSE AGREEMENT

We have entered into a license agreement with Capitala Investment Advisors pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” Under this agreement, we have a right to use the Capitala name for so long as the Investment Advisory Agreement with Capitala Investment Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Capitala” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team manages Fund IV, a private investment limited partnership providing financing solutions lower and traditional middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have had the opportunity to co-invest with the Legacy Funds in portfolio investments. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator, and Mr. Broyhill, a member of our Board of Directors, is the trustee of a trust that has a controlling interest in our administrator.

In connection with the Formation Transactions, we issued an aggregate of approximately 9.0 million shares of our common stock to the Legacy Investors. For more information on each Legacy Investor who, directly or indirectly, owns, controls or holds with the power to vote, 5% or more of Capitala Finance, see “Control Persons and Principal Stockholders.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 21, 2014, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, Capitala Finance believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as Capitala Finance. Our address is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Joseph B. Alala, III(3)(6)	733,140	5.7%
M. Hunt Broyhill(4)	321,221	2.5%
Independent Directors
R. Charles Moyer	5,853	*
H. Paul Chapman	7,500	*
Larry W. Carroll	45,300	*
Executive Officers
John F. McGlinn(5)(6)	184,071	1.4%
Stephen A. Arnall	4,609	*
Richard Wheelahan	4,372	*
Executive Officers and Directors as a Group	1,306,066	10.0%
Capitala Restricted Shares I, LLC(6)	617,541	4.8%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intention of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 12,974,420 shares of our common stock issued and outstanding on September 30, 2014.
(3)	Mr. Alala, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 100 shares held by Capitala Investment Advisors, LLC; (ii) 972 shares held by CapitalSouth Corporation; (iii) 2,705 shares held by Capitala Transaction Corp.; (iv) 336,865 shares held by Capitala Restricted Shares I, LLC; and (v) 111,822 shares held by Capitala Private Investments LLC. The address for all of these entities is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(4)	Mr. Broyhill, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 57,000 shares held by BMC Fund Inc.; (ii) 134,857 shares held by Claron Investments, LP; (iii) 37,764 shares held by Broyhill Investments, Inc.; (iv) 6,993 shares held by Hibriten Investments of N.C. Limited Partnership; and (v) 13,580 shares held by Broyhill Family Foundation Inc. The address for all of these entities is 800 Golfview Park, PO Box 500, Lenior, NC 28645.
(5)	Mr. McGlinn has indirect beneficial ownership of 112,500 shares held by Capitala Restricted Shares I, LLC.

(6)	The shares held by Capitala Restricted Shares I, LLC may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors, LLC and Capitala Advisors Corp.

The following table sets forth the dollar range of our equity securities beneficially to be owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000
Independent Directors
R. Charles Moyer	Over $100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	Over $100,000

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $18.70 on November 20, 2014 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets (the “70% Test”). The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Managerial Assistance to Portfolio Companies

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC under the Code. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at http://www.capitalagroup.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Richard Wheelahan currently serves as our chief compliance officer. For Mr. Wheelahan’s biographical information, please see “Management — Biographical Information.”

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare an annual report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal controls over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Capitala Investment Advisors. The proxy voting policies and procedures of Capitala Investment Advisors are set forth below. The guidelines will be reviewed periodically by Capitala Investment Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Capitala Investment Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Small Business Investment Company Regulations

Our wholly owned subsidiaries’ SBIC licenses allow them to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of September 30, 2014, Fund II had $26.2 million in regulatory capital and $42.2 million in SBA-guaranteed debentures outstanding and Fund III had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding.

On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $192.2 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiaries may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 2.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 2.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-866-665-2281.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, warrants, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;
•	A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated effective as of our taxable year ended August 31, 2014, and qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Acquisition of Portfolio Assets of the Legacy Funds

We believe that our acquisition of the Legacy Funds’ portfolio assets in exchange for shares of our common stock generally was tax free to us and the Legacy Funds. As a result, our initial adjusted basis in the Legacy Funds’ portfolio assets was equal to the Legacy Funds’ adjusted basis in such assets immediately prior to our acquisition of such assets increased by any gain recognized by the Legacy Funds as a result of such transaction. Such adjusted basis will be used in determining the amount of our taxable gain or loss upon a sale or other disposition of such assets. To the extent that such assets had built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquired them) on the date of acquisition, when such gain is recognized by us upon a sale or other disposition such assets, we will be required to distribute such gain to our shareholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC under the Code. Investors will be subject to tax on the distribution even though such gain accrued prior to our acquisition of such assets and even though the distribution effectively represents a return of their investment.

In addition, to the extent that any beneficial owner of interests in the Legacy Funds on the date of our acquisition of the Legacy Funds’ portfolio assets was a C corporation (a “corporate partner”), we will be required to pay a corporate-level tax on the net amount of any such built-in gains attributable to the corporate partners that we recognize during the ten-year period (or shorter applicable period) beginning on the date of acquisition. Alternatively, we may make a special election to cause the gain to be recognized at the time of the acquisition. In that event, the Legacy Funds would be required to recognize such built-in gain as if a proportionate share of such Funds’ assets were sold at the time of the acquisition. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period (or shorter applicable period), the actual amount of net built-in gain or loss present in those assets as of the acquisition date and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all shareholders (not just any former corporate partners) and will reduce the amount available for distribution to shareholders.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus our realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains)

generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2013, U.S. source withholding taxes was not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applied to dividends with respect to taxable years of RICs beginning before January 1, 2014. No assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (five years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “CPTA.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of November 21, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	12,974,420

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in Capitala Finance upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Capitala Finance and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Capitala Finance and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; or
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market, and the 2014 Notes, which are traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SHARES ELIGIBLE FOR FUTURE SALE

We issued an aggregate of approximately 9.0 million shares of common stock to the Legacy Investors in connection with the Formation Transactions. All of these shares of our common stock are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We will generally acquire and dispose of our investments in privately negotiated transactions, so we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Capitala Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Capitala Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Capitala Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Capitala Finance Corp. as of December 31, 2013, and for the year ended December 31, 2013, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The combined financial statements of Capitala Finance Corp. as of December 31, 2012, and for the years ended December 31, 2012 and 2011, appearing in this Prospectus and Registration Statement have been audited by Dixon Hughes Goodman LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $158,338 and $84,138, respectively)	$181,245	$99,140
Affiliate investments (amortized cost of $161,730 and $159,104, respectively)	185,051	189,098
Control investments (amortized cost of $67,422 and $58,057, respectively)	78,830	76,481
Total investments at fair value (amortized cost of $387,490 and $301,299, respectively)	445,126	364,719
Cash and cash equivalents	107,576	101,622
Interest and dividend receivable	3,541	2,917
Due from related parties	541	1,645
Deferred financing fees (net of accumulated amortization of $2,873 and $2,216, respectively)	8,581	4,871
Prepaid expenses	47	654
Total assets	$565,412	$476,428
LIABILITIES
SBA debentures payable	$192,200	$202,200
Notes payable	113,438	—
Due to related parties	469	1,153
Incentive fee payable	—	1,525
Interest payable	968	2,723
Accounts payable and accrued expenses	221	157
Total liabilities	$307,296	$207,758
Commitments and contingencies (Note 2)
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 12,974,420 common shares issued and outstanding	$130	$130
Additional paid in capital	188,408	188,408
Accumulated undistributed net investment income	13,363	16,760
Accumulated undistributed net realized loss from investments	(1,421)	(48)
Net unrealized appreciation on investments	57,636	63,420
Total net assets	258,116	268,670
Total liabilities and net assets	$565,412	$476,428
Net asset value per share	$19.89	$20.71

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2014	2013	2014	2013
		(combined)		(combined)
INVESTMENT INCOME
Interest and fee income:
Non-control/Non-affiliate investments	$4,104	$2,061	$10,170	$6,110
Affiliate investments	4,790	2,796	12,415	8,981
Control investments	1,422	1,088	4,259	2,719
Total interest and fee income	10,316	5,945	26,844	17,810
Payment-in-kind interest and dividend income:
Non-control/Non-affiliate investments	202	45	626	132
Affiliate investments	334	114	956	268
Control investments	192	263	479	692
Total payment-in-kind interest and dividend income	728	422	2,061	1,092
Dividend income:
Non-control/Non-affiliate investments	152	2	1,666	2
Affiliate investments	29	29	745	86
Control investments	(61)	2,127	4,734	2,586
Total dividend income	120	2,158	7,145	2,674
Other income	—	210	—	1,571
Interest income from cash and cash equivalents	3	66	17	141
Total investment income	11,167	8,801	36,067	23,288
EXPENSES
Interest expense and amortization of deferred financing fees	4,268	2,237	8,870	6,527
Management fees	2,536	980	6,830	2,994
Incentive fees	—	—	2,838	—
General and administrative expenses	857	147	2,870	382
Expenses before management fee waiver	7,661	3,364	21,408	9,903
Management fee waiver (See Note 5)	(38)	—	(238)	—
Total expenses net of management fee waiver	7,623	3,364	21,170	9,903
NET INVESTMENT INCOME	3,544	5,437	14,897	13,385
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments:
Non-control/Non-affiliate investments	—	6,011	1,158	6,011
Affiliate investments	(3,055)	(4,140)	(2,704)	(4,140)
Control investments	—	—	173	364
Total realized gain (loss) from investments	(3,055)	1,871	(1,373)	2,235
Net unrealized appreciation (depreciation) on investments	(178)	601	(5,784)	6,442
Net gain/(loss) on investments	(3,233)	2,472	(7,157)	8,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311	$7,909	$7,740	$22,062
NET INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$0.02	$0.61	$0.60	$1.70
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	12,974,420	12,974,420	12,974,420	12,974,420

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share data)
(unaudited)

	General Partner	Limited Partners	Common Stock		Additional Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains (Losses)	Net Unrealized Appreciation (Depreciation) on Investments	Total
			Number of Shares	Par Value
BALANCE, December 31, 2012	$282	$77,358	—	$—	$—	$8,560	$—	$56,233	$142,433
Partners’ capital contributions	—	24,852	—	—	—	—	—	—	24,852
Distribution to partners	—	—	—	—	—	(5,186)	(2,235)	—	(7,421)
Formation Transactions	(282)	(102,210)	8,974,420	90	114,198	—	—	—	11,796
Public offering of common stock	—	—	4,000,000	40	74,210	—	—	—	74,250
Net investment income	—	—	—	—	—	13,385	—	—	13,385
Net realized gain on portfolio investments	—	—	—	—	—		2,235	—	2,235
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	6,442	6,442
BALANCE, September 30, 2013	$—	$—	12,974,420	$130	$188,408	$16,759	$—	$62,675	$267,972
BALANCE, December 31, 2013	$—	$—	12,974,420	$130	$188,408	$16,760	$(48)	$63,420	$268,670
Net investment income	—	—	—	—	—	14,897	—	—	14,897
Net realized loss on portfolio investments	—	—	—	—	—	—	(1,373)		(1,373)
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—		(5,784)	(5,784)
Dividends declared and paid	—	—	—	—	—	(18,294)	—	—	(18,294)
BALANCE, September 30, 2014	$—	$—	12,974,420	$130	$188,408	$13,363	$(1,421)	$57,636	$258,116

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	For the nine months ended September 30,
	2014	2013
		(combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,740	$22,062
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of portfolio investments	(150,304)	(75,817)
Repayments of portfolio investments	64,833	50,209
Net realized (gain)/loss on portfolio investments	1,373	(2,235)
(Increase) decrease in net unrealized appreciation on portfolio investments	5,784	(6,442)
Payment-in-kind interest accrued, net of payments received	(2,061)	(930)
Accretion of original issue discount on portfolio investments	(32)	(35)
Amortization of deferred financing fees	656	522
Changes in assets and liabilities:
Interest and dividend receivable	(624)	(398)
Due from related parties	1,104	(288)
Prepaid expenses	607	—
Due to related parties	(684)	306
Incentive fee payable	(1,525)	—
Interest payable	(1,755)	(1,821)
Accounts payable and accrued expenses	64	1,852
Other assets	—	(2)
NET CASH USED IN OPERATING ACTIVITIES	(74,824)	(13,017)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	—	25,000
Partners’ capital contributions	—	24,852
Proceeds from IPO, net of underwriting expense	—	74,250
Paydowns on SBA-guaranteed debentures	(10,000)	—
Issuance of notes	113,438	—
Dividends declared and paid	(18,294)	(7,421)
Deferred financing fees paid	(4,366)	(606)
NET CASH PROVIDED BY FINANCING ACTIVITIES	80,778	116,075
NET INCREASE IN CASH AND CASH EQUIVALENTS	5,954	103,058
CASH AND CASH EQUIVALENTS, beginning of period	101,622	30,467
CASH AND CASH EQUIVALENTS, end of period	$107,576	$133,525
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$9,964	$7,828
SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING TRANSACTIONS
In-kind contribution of assets	$—	$11,796

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 70.4%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$11,000	$10,997	$11,000	4.3%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)	—	17	2,212	0.9%
				11,014	13,212	5.2%
A Wireless Holding Company	Cellular Device Retailer	Subordinated Debt (12% Cash, Due 9/09/19)	12,000	12,000	12,000	4.6%
				12,000	12,000	4.6%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Senior Secured Debt (17% Cash, Due 6/30/15)	4,404	3,204	4,404	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10% Cash, Due 6/30/16)	500	415	500	0.2%
American Exteriors, LLC(7)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	—	0.0%
				3,619	4,904	1.9%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	9,202	3.6%
				2,400	9,202	3.6%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	193	0.1%
Caregiver Services, Inc.(7)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	431	0.1%
				522	624	0.2%
Crowley Holdings, Inc.(5)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,114	6,114	2.4%
				6,114	6,114	2.4%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Subordinated Debt (L+7.75%, 1% Floor, Due 8/7/22)	17,000	16,628	17,000	6.6%
				16,628	17,000	6.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	$2,000	$2,000	$2,000	0.8%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	—	0.0%
				2,000	2,000	0.8%
Kelle’s Transport Service, LLC	Transportation	Senior Secured Debt (14% Cash, Due 3/31/19)	15,603	15,586	15,603	6.0%
Kelle’s Transport Service, LLC(5)	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)	—	2,732	2,732	1.1%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)	—	23	2,489	1.0%
				18,341	20,824	8.1%
Medical Depot, Inc.(1)	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)	4,667	4,667	4,667	1.8%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	5,408	2.1%
				6,000	10,075	3.9%
Meritas Schools Holdings, LLC	Education Services	Subordinated Debt (L+9%, 1% Floor, Due 1/23/2021)	3,000	2,985	3,000	1.2%
				2,985	3,000	1.2%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (7% cash, Due 6/30/15)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	700	0.3%
				1,309	2,809	1.1%
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Subordinated Debt (L+9.25%, 1% Floor, Due 8/15/21)	15,000	14,777	15,000	5.8%
				14,777	15,000	5.8%
Pickaway Plains Ambulance Services, Inc.(1)(2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	$—	$—	$—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (14% PIK, Due 2/13/15)	219	200	128	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (14% Cash, Due 10/31/14)	300	300	192	0.1%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (6.5% Cash, 6.5% PIK, Due 2/10/17)	2,611	2,500	1,602	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (6.65% fully diluted)	—	—	—	0.0%
				3,000	1,922	0.7%
Sequoia Healthcare Management, LLC	Healthcare Management	Senior Secured Debt (12% cash, 4% PIK, due 7/17/2019)	12,604	12,365	12,604	4.9%
				12,365	12,604	4.9%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, Due 12/15/18)	15,000	15,000	15,491	6.0%
				15,000	15,491	6.0%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 1/15/15)	4,235	3,436	3,802	1.5%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,436	3,802	1.5%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	529	0.2%
				300	529	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/15/17)	3,487	3,487	3,487	1.4%
				3,487	3,487	1.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
TGI Friday’s, Inc.	Restaurant	Subordinated Debt (L+8.25%, 1% Floor, Due 7/15/21)	$10,000	$9,960	$10,000	3.9%
				9,960	10,000	3.9%
U.S. Well Services, LLC	Oil & Gas Services	Senior Secured Debt (L+11.50%, 0.5% floor, Due 5/2/19)	4,883	4,781	4,883	1.9%
				4,781	4,883	1.9%
Velum Global Credit Management, LLC(8)	Financial Services	Senior Secured Debt (15% Cash, Due 12/31/15)	8,300	8,300	8,300	3.2%
				8,300	8,300	3.2%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	2,964	1.1%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	499	0.2%
				—	3,463	1.3%
Sub Total Non-control/Non-affiliated investments				$158,338	$181,245	70.4%
Affiliate investments – 71.6%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Senior Subordinated Debt (14% cash, due 8/14/2019)	$5,000	$5,000	$5,000	1.9%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Junior Subordinated Debt (12% cash, due 8/14/2019)	7,225	7,225	7,225	2.8%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (11.54% Ownership)	—	2,104	2,314	0.9%
				14,329	14,539	5.6%
Chef’N Corporation	Culinary Products	Subordinated Debt (13%, 2% PIK at company’s option, Due 5/16/18)	6,300	6,300	6,300	2.4%
Chef’N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	5,206	2.0%
				7,300	11,506	4.4%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
City Gear, LLC(5)	Footwear Retail	Preferred Membership Units (9% cash dividend)	$—	$1,269	$1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (14.15% fully diluted)	—	—	6,213	2.4%
				9,500	15,713	6.1%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	11,344	11,344	11,344	4.4%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	11,082	4.3%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	2,016	0.8%
				13,920	24,442	9.5%
GA Communications, Inc.(5)	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)	—	2,145	2,510	1.0%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	1,930	0.7%
				2,147	4,440	1.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	—	362	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	605	—	0.0%
				1,867	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)	—	818	643	0.2%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	354	0.1%
				6,000	6,179	2.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	$—	$1,500	$2,959	1.1%
				1,500	2,959	1.1%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	4,941	1.9%
				2,000	4,941	1.9%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.2%
MMI Holdings, LLC(5)	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)	—	1,116	1,254	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	152	0.1%
				4,104	4,406	1.7%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.1%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	4,392	1.7%
				10,000	12,392	4.8%
Source Capital ABUTEC, LLC	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,243	5,243	5,243	2.0%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (10.8% fully diluted)	—	1,240	181	0.1%
				6,483	5,424	2.1%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	1.0%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% ownership)	—	—	512	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)	—	750	727	0.3%
				3,250	3,739	1.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (10% Cash, Due 6/12/17)	$3,000	$3,000	$2,824	1.1%
Source Capital SSCR, LLC	Personal Product Manufacturer	Subordinated Debt (14% Cash, Due 9/15/17)	17,125	17,125	13,613	5.3%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (15.8% ownership)	—	1,878	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrant (0.31% ownership)	—	10	—	0.0%
				22,013	16,437	6.4%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	4,150	1.6%
Source Recycling, LLC	Metal Recycler	Membership Units (68,656 units)	—	1,590	—	0.0%
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	4,150	1.6%
Sparus Holdings, Inc.(1)	Energy Services	Senior Secured Debt (12% Cash, 2% PIK, Due 3/21/16)	12,078	12,078	11,715	4.5%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	—	0.0%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)	—	—	—	0.0%
				13,251	11,715	4.5%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.9%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	710	0.3%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	683	0.3%
				8,843	8,818	3.5%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,273	12,273	12,273	4.8%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	$9,779	$9,779	$9,779	3.8%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.4%
				25,652	25,652	10.0%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.2%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,563	1.4%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	207	299	0.1%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	2,750	1.1%
V12 Holdings, Inc.(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	243	0.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,981	7,599	2.9%
Sub Total Affiliate investments				$161,730	$185,051	71.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 30.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Term Debt (12% Cash, 4% PIK, Due 5/24/18)	$10,715	$10,715	$10,715	4.2%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	1,366	0.5%
				11,840	12,081	4.7%
KBP Investments, LLC(5)(6)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Cash Dividend)	—	8,269	8,269	3.2%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	11,735	4.5%
				8,269	20,004	7.7%
Market E’s, LLC(1)	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 5/31/15)	1,033	965	1,000	0.4%
Market E’s, LLC(1)(2)	Online Travel Sales & Marketing	Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	2,897	2,833	750	0.3%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				5,003	1,750	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,655	3,655	3,655	1.4%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)	—	1,629	1,906	0.7%
				7,146	7,423	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17% Cash, 3% PIK at Company’s option, Due 2/1/16)	6,500	6,500	6,500	2.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
September 30, 2014
(unaudited)

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Navis Holdings, Inc.(5)	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)	$—	$1,000	$1,000	0.3%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	2,441	1.0%
				7,501	9,941	3.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,997	4,997	4,997	1.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,365	2,300	0.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,673	7,297	2.8%
Print Direction, Inc.	Printing Services	Senior Secured Term Debt (15% Cash, Due 2/24/19)	14,000	14,000	14,000	5.4%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	6,066	2.4%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	268	0.1%
				16,990	20,334	7.9%
Sub Total Control investments				$67,422	$78,830	30.5%
TOTAL INVESTMENTS – 172.5%				$387,490	$445,126	172.5%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(4)	Percentages are based on net assets of $258,116 as of September 30, 2014.
(5)	The equity investment is income producing, based on rate disclosed.
(6)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(7)	The equity investment has an exercisable put option.
(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 36.9%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,992	$19,000	7.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,500	1.3%
				19,017	22,500	8.4%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	4,565	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	416	612	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	1,106	0.4%
				3,781	6,283	2.3%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,774	1.8%
				2,400	4,774	1.8%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	231	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	517	0.2%
				522	748	0.3%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,000	6,000	2.2%
				6,000	6,000	2.2%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	800	0.3%
				2,000	2,800	1.0%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	4,667	4,667	4,667	1.7%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	$—	$1,333	$2,129	0.8%
				6,000	6,796	2.5%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (6% cash, Due 2/15/14)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	400	0.1%
				1,309	2,509	0.9%
Pickaway Plains Ambulance Services, Inc.(1,2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (70,000 units)	—	—	—	0.0%
				2,500	1,536	0.6%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Secured Debt (12.25% Cash, 12/15/18)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	3,633	3,213	3,624	1.3%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,213	3,624	1.3%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	453	0.2%
				300	453	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,440	3,440	3,440	1.3%
				3,440	3,440	1.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	$18,656	$18,656	$18,656	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	3,441	1.3%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	580	0.2%
				18,656	22,677	8.5%
Sub Total Non-control/Non-affiliated investments				$84,138	$99,140	36.9%
Affiliate investments – 70.4%
Chef'N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company's option, Due 5/16/18)	$6,300	$6,300	$6,300	2.3%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,002	1.5%
				7,300	10,302	3.8%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.37% fully diluted)	—	—	5,307	2.0%
				9,500	14,807	5.6%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	11,174	11,174	11,174	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.6%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.7%
				13,750	22,753	8.5%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,370	0.9%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	$—	$2	$2,541	0.9%
				2,000	4,911	1.8%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,274	12,258	10,064	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	—	362	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	604	—	0.0%
				14,124	10,064	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 Shares)	—	818	934	0.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	515	0.2%
				6,000	6,631	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	14,622	5.4%
				1,500	14,622	5.4%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14%, 2% PIK at company's option, Due 1/16/18)	7,500	7,500	7,500	2.8%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	5,224	1.9%
				9,500	12,724	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.1%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units)	—	1,052	1,200	0.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	$—	$—	$125	0.0%
				4,040	4,325	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	2,823	1.1%
				10,000	10,823	4.1%
Source Capital ABUTEC, LLC	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,125	5,125	5,125	1.9%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (15.5% fully diluted)	—	1,240	60	0.0%
				6,365	5,185	1.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	810	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	576	0.2%
				3,250	3,886	1.4%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	12,115	4.5%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 3/28/14)	2,079	2,079	1,958	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	—	—	—	0.0%
				18,799	14,073	5.2%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	$—	$—	$—	0.0%
				6,590	3,950	1.5%
Sparus Holdings, Inc.(1)	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	7,000	7,000	7,000	2.6%
Sparus Holdings, Inc.	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,479	0.6%
Sparus Holdings, Inc.	Energy Services	Common Stock Warrants (3,491 shares)	—	—	304	0.1%
				8,173	8,783	3.3%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	942	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	906	0.3%
				8,843	9,273	3.5%
Take 5 Oil Change, Inc.	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,604	0.6%
				1,069	1,604	0.6%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,088	12,088	12,088	4.5%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	9,633	9,633	9,633	3.6%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.3%
				25,321	25,321	9.4%
V12 Holdings(1)	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.3%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings(1)	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,598	1.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	$299	$206	$314	0.1%
V12 Holdings(1)	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	405	0.2%
V12 Holdings(1)	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,104	$189,098	70.4%
Control investments – 28.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,585	$6,585	$6,585	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	88	0.0%
				7,710	6,673	2.5%
KBP Investments, LLC(6)(7)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	16,518	6.1%
				8,269	24,787	9.2%
Market E’s, LLC	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Market E’s, LLC(1)(2)	Online Travel Sales & Marketing	Senior Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	$3,014	$2,832	$988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				4,687	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,557	3,557	3,557	1.3%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	2,210	0.8%
				7,048	7,629	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term Debt (17%, 3% PIK at company's option, Due 2/1/16)	6,753	6,753	6,753	2.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	—	1,000	1,200	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,079	0.4%
				7,754	9,032	3.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,848	4,848	4,848	1.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	2,719	1.0%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,451	2,707	1.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/ Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	$—	$33	$—	0.0%
				10,610	10,274	3.8%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 7/25/2018)	4,424	4,389	4,424	1.6%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (14% Cash, Due 7/31/18)	4,600	4,600	4,600	1.7%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	7,110	2.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	314	0.1%
				11,979	16,448	6.1%
Sub Total Control investments				$58,057	$76,481	28.4%
TOTAL INVESTMENTS – 135.7%				$301,299	$364,719	135.7%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,670 as of December 31, 2013.
(6)	The equity investment is income producing, based on cash rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) commencing with our tax year ending August 31, 2014.

The Company was formed for the purpose of: (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO; and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in smaller and lower middle market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses and continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of September 30, 2014, the Company had 12,974,420 shares of common stock outstanding.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

the fair presentation of financial statements for the interim period, have been reflected in the unaudited consolidated financial statements. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s annual report on Form 10-K for the period ended December 31, 2013, filed with the U.S Securities and Exchange Commission (“SEC”) on March 28, 2014. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The consolidated financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with the Accounting Standards Codification (“ASC”), Topic 805, Business Combinations (“ASC 805”). As such, the results of the Company’s operations and cash flows for the three and nine months ended September 30, 2013 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of September 30, 2014 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates in the Preparation of Financial Statements

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

“Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4.

In determining fair value, our board of directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent review of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3 (as defined below). In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board.

Equity Investments in Private Companies

Our Board determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board will ascribe value to warrants based on valuation techniques that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest Income:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income and Paid-in-kind Dividends:   Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that collection of PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Other Income:  Origination, amendment, consent, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

General and Administrative Expenses

General and administrative expenses are accrued as incurred. The Company’s general and administrative expenses include personnel expenses allocable to the Company under the Administration Agreement, legal and audit fees, director fees, director and officer insurance, and other expenses payable under the Administration Agreement.

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures and notes payable are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of September 30, 2014 and December 31, 2013, the Company had $1.2 million and $0 of outstanding unfunded commitments, respectively. The Company’s unfunded commitments are all related to debt agreements with existing portfolio companies.

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company. As of September 30, 2014, resolution of any outstanding claims is not expected to materially affect the Company’s business, financial position, results of operation, or liquidity.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

For income tax purposes, the Company has paid distributions on its common stock from ordinary income in the amount of $18.3 million during the tax year ended August 31, 2014. The tax character of the distributions is based on estimated taxable income for the tax year ended August 31, 2014. The tax character of the distributions based on actual taxable income for the tax year ended August 31, 2014 will be disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

ASC Topic 740, Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of September 30, 2014 and December 31, 2013, there were no uncertain tax positions.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of September 30, 2014 and December 31, 2013. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the three and nine month periods ended September 30, 2014 and September 30, 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is approved by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have his/her dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Recent Accounting Pronouncements

In June 2013, the FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements.” The amendments in this accounting standards update affect the scope, measurement, and disclosure requirements for investment companies under U.S. GAAP, and clarify the characteristics of an investment company, provide comprehensive guidance for assessing whether an entity is an investment company, require that an investment company measure non-controlling ownership interests in other investment companies at fair value rather than using the equity method of accounting, and require additional disclosures. This standard is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The Company has adopted this standard and the required disclosures are presented in the consolidated financial statements.

Note 4. Investments

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the SBA under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies. As of September 30, 2014, our portfolio consisted of investments in 50 portfolio companies with a fair value of approximately $445.1 million.

During the three months ended September 30, 2014, the Company made approximately $86.7 million of investments in new or existing portfolio companies and had approximately $44.7 million in exits and repayments resulting in net investments of approximately $42.0 million for the period. During the three months ended September 30, 2013, the Company made approximately $34.2 million of investments in new or existing portfolio companies and had approximately $23.1 million in exits and repayments resulting in net investments of approximately $11.1 million for the period.

During the nine months ended September 30, 2014, the Company made approximately $150.3 million of investments in new or existing portfolio companies and had approximately $64.8 million in exits and repayments resulting in net investments of approximately $85.5 million for the period. During the nine months ended September 30, 2013, the Company made approximately $75.8 million of investments in new or existing portfolio companies and had approximately $50.2 million in exits and repayments resulting in net investments of approximately $25.6 million for the period.

During the three and nine month periods ended September 30, 2014, all new investments were made to portfolio companies in which the Company was not previously contractually obligated to provide financial support. In addition to investing directly in portfolio companies, the Company may assist portfolio companies in securing financing from other sources by introducing portfolio companies to sponsors or by leading a syndicate of investors to provide the portfolio companies with financing. During the nine month period ended September 30, 2014, the Company did not lead any syndicates. During the three months ended September 30, 2014 the Company did not assist any portfolio companies in obtaining indirect financing. During the nine month period ended September 30, 2014, the Company helped Print Direction, Inc. obtain a $3.5 million senior revolving credit facility.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 4. Investments  – (continued)

The composition of our investments as of September 30, 2014, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$134,258	34.6%	$136,171	30.6%
Subordinated Debt	187,842	48.5	186,483	41.9
Equity and Warrants	65,390	16.9	122,472	27.5
Total	$387,490	100.0%	$445,126	100.0%

The composition of our investments as of December 31, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	34.3%	$102,071	28.0%
Subordinated Debt	136,638	45.4	133,710	36.7
Equity and Warrants	61,204	20.3	128,938	35.3
Total	$301,299	100.0%	$364,719	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (See Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 4. Investments  – (continued)

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and PIK interest and dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following valuation methodologies are utilized by the company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

The following table presents fair value measurements of investments, by major class, as of September 30, 2014 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$136,171	$136,171
Subordinated Debt	—	—	186,483	186,483
Equity and Warrants	—	—	122,472	122,472
Total	$—	$—	$445,126	$445,126

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 4. Investments  – (continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$102,071	$102,071
Subordinated Debt	—	—	133,710	133,710
Equity and Warrants	—	—	128,938	128,938
Total	$—	$—	$364,719	$364,719

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2014 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2014	$102,071	$133,710	$128,938	$364,719
Change in classification due to restructure	(7,073)	7,073	—	—
Repayments	(36,300)	(23,683)	(4,850)	(64,833)
Purchases	76,345	69,069	4,890	150,304
Payment in-kind interest and dividends, net of payments received	809	792	460	2,061
Accretion of original issue discount	25	7	—	32
Realized gain/(loss) from investments	—	(5,059)	3,686	(1,373)
Increase/(decrease) in net unrealized appreciation	294	4,574	(10,652)	(5,784)
Balance as of September 30, 2014	$136,171	$186,483	$122,472	$445,126

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2013 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2013	$73,638	$101,659	$108,634	$283,931
Change in classification due to restructure	6,735	(6,735)	—	—
Repayments	(22,958)	(20,004)	(7,247)	(50,209)
Purchases	24,775	44,459	6,583	75,817
Purchase related to asset acquisition	5,601	2,353	3,842	11,796
Payment in-kind interest and dividends, net of payments received	362	568	—	930
Accretion of original issue discount	4	31	—	35
Realized gain/(loss) from investments	—	(2,597)	4,832	2,235
Increase in net unrealized appreciation	75	3,899	2,468	6,442
Balance as of September 30, 2013	$88,232	$123,633	$119,112	$330,977

The net change in unrealized appreciation on investments held as of September 30, 2014 was a decrease of $7.4 million and is included in net unrealized depreciation on investments in the consolidated statements of operations for the nine months ended September 30, 2014. The net change in unrealized appreciation on investments held as of September 30, 2013 was $4.2 million and is included in net unrealized appreciation on investments in the consolidated statements of operations for the nine months ended September 30, 2014.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 4. Investments  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of September 30, 2014 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$169,053	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	8.8% – 20.0% 1.4x – 9.9x $2.3 million – $200.0 million	13.1% 4.4x $41.3 million
Subordinated debt and second lien notes	$17,430	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	5.0x – 5.0x $0.7 million – $2.8 million	5.4x $2.3 million
Senior debt and first lien notes	$136,171	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 18.0% 1.0x – 9.9x $0.6 million – $44.4 million	14.3% 4.3x $10.2 million
Equity shares and warrants	$122,472	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA	4.5x – 11.0x $1.6 million – $205.9 million	7.3x $25.2 million

(1)	$14.4 million in subordinated notes and $9.3 million senior notes were valued using the asset approach.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$111,711	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.2x – 4.6x $2.3 million – $25.8 million	14.1% 3.1x $11.2 million
Subordinated debt and second lien notes	21,999	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.3x – 11.5x $1.3 million – $2.2 million	9.5x $2.0 million
Senior debt and first lien notes	102,071	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 24.5% 1.2x – 9.9x $0.6 million – $29.7 million	15.2% 3.8x $11.2 million
Equity shares and warrants	128,938	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA Transaction Price	1.6x – 9.5x $1.4 million – $229.0 million n/a	7.1x $23.8 million n/a

(1)	$15.0 million in subordinated notes and $3.6 million in senior notes were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 4. Investments  – (continued)

The significant unobservable inputs used in the valuation of the Company’s debt and equity investments are required rate of return, adjusted EBITDA, EBITDA multiples, leverage and transaction prices. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, or transaction prices will result in a higher (lower) estimate of fair value.

Note 5. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Investment Advisor, which was approved by the Board of Directors of the Company on June 10, 2013. The initial term of the Investment Advisory Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our Board of Directors. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Subject to the overall supervision of our Board of Directors, the Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, the Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Advisor’s services under the Investment Advisory Agreement or otherwise as Investment Advisor for the Company.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our Consolidated Statements of Assets and Liabilities and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to our IPO, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 5. Agreements  – (continued)

current calendar quarter. For the first twelve months following our IPO, the Investment Advisor waived the portion of the base management fee payable on cash and cash equivalents held at the Company level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by the Company in connection with the Formation Transactions.

Prior to the Formation Transactions, the management fee charged by each Legacy Fund for each fiscal quarter was the lesser of (a) an amount equal to an annual rate of .625% of the sum of (i) the Legacy Funds’ regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the general partner and the management company. The management fee was reduced by certain fees ultimately received by the investment adviser to the Legacy Funds from the portfolio companies. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense were the responsibility of the Legacy Funds.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catchup” is meant to provide our Investment Advisor with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to our Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Advisor).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 5. Agreements  – (continued)

20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

We will defer cash payment of the portion of any incentive fee otherwise earned by our Investment Advisor that would, when taken together with all other incentive fees paid to our Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our IPO.

For the three months ended September 30, 2014 and 2013, we incurred $2.5 million and $1.0 million in base management fees, respectively. For the three months ended September 30, 2014 and 2013, our Investment Advisor waived $38 thousand and $0, respectively. For the three months ended September 30, 2014 and 2013, we incurred $0 million and $0, respectively, in incentive fees related to pre-incentive fee net investment income.

For the nine months ended September 30, 2014 and 2013, we incurred $6.8 million and $3.0 million in base management fees, respectively. For the nine months ended September 30, 2014 and 2013, our Investment Advisor waived $238 thousand and $0, respectively. For the nine months ended September 30, 2014 and 2013, we incurred $2.8 million and $0, respectively, in incentive fees related to pre-incentive fee net investment income.

On September 24, 2013, the Company entered into a separate administration agreement (the “Administration Agreement”) with Capitala Advisors Corp., our Administrator, pursuant to which our Administrator has agreed to furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement has an initial term of two years and may be renewed annually with the approval of our Board of Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 5. Agreements  – (continued)

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 6. Related Party Transactions

At September 30, 2014 and December 31, 2013, the Company had the following receivables from (payables to) related parties relating to management fees, incentive fees, and reimbursable expenses (dollars in thousands):

	September 30, 2014	December 31, 2013
CapitalSouth Corporation	$252	$252
Shareholders/Limited Partners	270	267
CapitalSouth Fund III, L.P.	—	1,118
Capitala Investment Advisors, LLC	(450)	(2,670)
Total	$72	$(1,033)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties”, “Incentive fee payable” and “Due to related parties.”

At times, the Company maintains deposit accounts and certificates of deposit with financial institutions that are shareholders of the Company. Total deposits with these financial institutions were approximately $34 thousand and $2.8 million at September 30, 2014 and December 31, 2013, respectively.

Note 7. Borrowings

SBA Debentures

The Company, through its two wholly-owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of September 30, 2014, the Company has issued $192.2 million of SBA-guaranteed debentures. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of September 30, 2014, Fund II and Fund III had total assets of approximately $374.3 million. On June 10, 2014, the Company received an exemptive order from the SEC exempting the Company, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. The Company intends to comply with the conditions of the order.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 7. Borrowings  – (continued)

For the three months ended September 30, 2014 and September 30, 2013, we recorded $2.1 million and $2.2 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debentures, of which $1.9 million and $2.0 million, respectively, was attributable to interest expense and annual charges, and $0.2 million and $0.2 million, respectively, was attributable to amortization of commitment and upfront fees. For the nine months ended September 30, 2014 and September 30, 2013, we recorded $6.4 million and $6.5 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debentures, of which $5.9 million and $6.0 million, respectively, was attributable to interest expense and annual charges, and $0.5 million and $0.5 million, respectively, was attributable to amortization of commitment and upfront fees. The weighted average interest rate for all SBA-guaranteed debentures as of September 30, 2014 and December 31, 2013 was 3.51% and 3.57%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of September 30, 2014 and December 31, 2013 was 0.48% and 0.50%, respectively.

As of September 30, 2014 and December 31, 2013, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Date of Pooling	Fixed Maturity Date	Interest Rate	SBA Annual Charge	September 30, 2014	December 31, 2013
March 1, 2004	March 1, 2014	4.120%	0.855%	$—	$2,000
September 1, 2004	September 1, 2014	4.684%	0.855%	—	8,000
September 1, 2005	September 1, 2015	4.941%	0.871%	8,000	8,000
March 1, 2006	March 1, 2016	5.524%	0.871%	2,000	2,000
September 1, 2006	September 1, 2016	5.535%	0.941%	11,500	11,500
March 1, 2009	March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2010	September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2011	March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2011	March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2012	March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2012	March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2013	March 1, 2023	2.351%	0.515%	25,000	25,000
				$192,200	$202,200

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company estimates that the fair value of its SBA-guaranteed debentures is approximately $192.0 million and $200.7 million as of September 30, 2014 and December 31, 2013, respectively. The fair value estimate was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date. Because the market interest rate is considered an unobservable input, SBA-guaranteed debentures are considered a level 3 financial instrument in the fair value hierarchy.

Notes

In June 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest will be payable quarterly beginning September 16, 2014.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 7. Borrowings  – (continued)

As of September 30, 2014, the carrying amount and fair value of the Notes was $113.4 million and $115.0 million, respectively. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. Because the fair value is determined by quoted prices for the Notes, the Notes are considered a level 1 financial instrument in the fair value hierarchy. As of September 30, 2014, $4.4 million of financing costs related to the Notes have been capitalized and are being amortized over the term of the Notes. For the three months ended September 30, 2014, the Company has recorded $2.0 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes. For the nine months ended September 30, 2014, the Company has recorded $2.4 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes.

Note 8. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the three and nine months ended September 30, 2014, the Company recognized director fee expense of $90,000 and $278,250, respectively. For the three and nine months ended September 30, 2013, the Company recognized director fee expense of $0 and $0, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 9. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Fund, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The Legacy Funds bore the other expenses associated with the offering. As of September 30, 2014, the Company had 12,974,420 shares of common stock outstanding.

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in four majority owned portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each portfolio company, along with summarized financial information as of September 30, 2014 and December 31, 2013, and for the nine month period ended September 30, 2014 and September 30, 2013.

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particular fast food, retail, and other similar chains, throughout the United States. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation/depreciation, was $3.9 million and $3.2 million for the nine months ended September 30, 2014 and September 30, 2013, respectively.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation, was $3.3 million and $1.6 million for the nine months ended September 30, 2014 and September 30, 2013, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast United States. The loss the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized depreciation, was $2.5 million for the nine months ended September 30, 2014. The income the Company generated from On-Site Fuel Service, Inc. which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation was $1.8 million for the nine months ended September 30, 2013.

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation, was $2.4 million and $0.3 million for the nine months ended September 30, 2014 and September 30, 2013, respectively.

The summarized financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	September 30, 2014	December 31, 2013
Current assets	$4,889	$5,738
Noncurrent assets	5,481	5,955
Total assets	$10,370	$11,693
Current liabilities	$3,146	$3,828
Noncurrent liabilities	14,510	10,496
Total liabilities	$17,656	$14,324
Total equity	$(7,286)	$(2,631)

	Nine Months Ended
Statements of Operations – Print Direction, Inc.	September 30, 2014	September 30, 2013
Net sales	$16,763	$18,919
Cost of goods sold	6,629	8,174
Gross profit	$10,134	$10,745
Other expenses	$9,997	$9,493
Income before income taxes	137	1,252
Income tax provision	58	551
Net income	$79	$701

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – Navis Holdings, Inc.	September 30, 2014	December 31, 2013
Current assets	$4,574	$5,216
Noncurrent assets	5,399	5,333
Total assets	$9,973	$10,549
Current liabilities	$3,441	$1,761
Noncurrent liabilities	6,897	7,053
Total liabilities	$10,338	$8,814
Total equity	$(365)	$1,735

	Nine Months Ended
Statements of Operations – Navis Holdings, Inc.	September 30, 2014	September 30, 2013
Net sales	$10,642	$10,895
Cost of goods sold	6,630	7,442
Gross profit	$4,012	$3,453
Other expenses	$3,713	$3,469
Income (loss) before income taxes	299	(16)
Income tax provision (benefit)	124	(4)
Net income	$175	$(12)

	As of
Balance Sheet – On-Site Fuel Service, Inc.	September 30, 2014	December 31, 2013
Current assets	$16,695	$15,578
Noncurrent assets	17,375	18,124
Total assets	$34,070	$33,702
Current liabilities	$14,572	$12,666
Noncurrent liabilities	11,284	11,442
Total liabilities	$25,856	$24,108
Total equity	$8,214	$9,594

	Nine Months Ended
Statements of Operations – On-Site Fuel Service, Inc.	September 30, 2014	September 30, 2013
Net sales	$158,709	$179,465
Cost of goods sold	150,540	170,904
Gross profit	$8,169	$8,561
Other expenses	$9,548	$8,818
Loss before income taxes	(1,379)	(257)
Income tax provision	—	—
Net loss	$(1,379)	$(257)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	September 30, 2014	December 31, 2013
Current assets	$3,641	$2,441
Noncurrent assets	12,659	8,469
Total assets	$16,300	$10,910
Current liabilities	$1,804	$1,299
Noncurrent liabilities	10,925	6,585
Total liabilities	$12,729	$7,884
Total equity	$3,571	$3,026

	Nine Months Ended
Statements of Operations – CableOrganizer Holdings, LLC	September 30, 2014	September 30, 2013
Net sales	$18,191	$12,178
Cost of goods sold	11,585	7,295
Gross profit	$6,606	$4,883
Other expenses	$5,893	$3,863
Income before income taxes	713	1,020
Income tax provision	—	—
Net loss	$713	$1,020

Note 11. Earnings Per Share

In accordance with the provisions of ASC 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of September 30, 2014, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended September 30, 2014 and September 30, 2013 (dollars in thousands except share and per share data):

	For the three months ended		For the nine months ended
Basic and diluted	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net increase in net assets from operations	$311	$7,909	$7,740	$22,062
Weighted average common shares outstanding	12,974,420	12,974,420	12,974,420	12,974,420
Net increase in net assets per share from operations-basic and diluted	$0.02	$0.61	$0.60	$1.70

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 12. Dividend

The Company’s dividends and distributions are recorded on the record date. Shareholders have the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s dividend declarations and distributions for the nine months ended September 30, 2014:

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2014	March 14, 2014	March 26, 2014	$0.47
May 8, 2014	June 9, 2014	June 26, 2014	0.47
August 7, 2014	September 12, 2014	September 26, 2014	0.47
		Total Dividends Declared	$1.41

Note 13. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2014 and 2013 (dollars in thousands, except share and per share data):

	September 30, 2014	September 30, 2013
Per share data:
Net asset value at beginning of period(1)	$20.71	$17.74
Net investment income(2)	1.15	1.03
Net realized gain (loss) on investments	(0.10)	0.17
Net increase (decrease) in unrealized appreciation on investments	(0.45)	0.50
Net increase in stockholders’ equity	0.60	1.70
Capital contributions from partners	—	1.92
Dividends declared and paid from accumulated net investment income	(1.41)	—
Capital distributions to partners	—	(0.57)
Net asset value at end of period	$19.89	$20.79
Net assets at end of period	$258,116	$269,722
Shares outstanding at end of period	12,974,420	12,974,420
Per share market value at end of period	$17.72	$19.20
Total return based on market value(3)	(4.12)%	(4.00)%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(1)(5)	7.55%	7.14%
Ratio of incentive fee to average net assets(1)(5)	1.44%	—%
Ratio of debt related expenses to average net assets(1)(5)	4.50%	3.48%
Ratio of other operating expenses, net of management fee waiver to average net assets(1)(5)(8)	4.80%	1.80%
Ratio of total expenses to average net assets(1)(5)	10.74%	5.29%
Portfolio turnover rate(4)	16.14%	2.27%
Average Debt Outstanding(6)	$238,293	$186,797
Average Debt Outstanding per common share	$18.37	$14.40
Asset Coverage ratio per unit(7)	$1,845	$2,268

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 13. Financial Highlights  – (continued)

(1)	Net asset value as of January 1, 2013 and average net assets for the nine months ended September 30, 2013 are presented as if the IPO and Formation Transactions had occurred on January 1, 2013. See Note 2 for a further description of the basis of presentation of the Company’s financial statements.
(2)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(3)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized. Portfolio turnover rates that cover less than a full period are not annualized.
(4)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(5)	Ratios are annualized.
(6)	Based on daily weighted average balance of debt outstanding during the period.
(7)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtness not represented by senior securities, to the aggregate amount of senior securities representing indebtness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtness.
(8)	The ratio of waived management fees to average net assets was .09% for the nine months ended September 30, 2014. For the period ended September 30, 2013, there was no management fee waiver.

Note 14. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the nine month period ended September 30, 2014.

Distributions

On October 3, 2014, the Company announced that it has declared distributions for the months of October, November, and December of 2014. The Company converted to monthly distributions, effective October 2014. Accordingly, on October 2, 2014, the Company’s Board of Directors declared the following distributions:

Record Date	Payment Date	Amount Per Share
10/22/14	10/30/14	$0.1567
11/21/14	11/28/14	$0.1567
12/19/14	12/30/14	$0.1567

Credit Facility

On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings up to $50,000,000 and may be increased up to $150,000,000 pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014
(unaudited)

Note 14. Subsequent Events  – (continued)

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Portfolio Activity

On October 23, 2014, the Company invested $5.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On November 4, 2014, the Company invested an additional $3.0 million in the first lien senior debt (LIBOR plus 5.75%, 1.00% floor) of Flavors Holdings, Inc. On October 27, 2014, the Company invested $12.0 million in the subordinated debt (LIBOR plus 10.00%/1.00% floor) of Flavors Holdings, Inc.

On October 30, 2014, Boot Barn Inc. completed an initial public offering (“IPO”) and began trading on the NYSE under the ticker symbol BOOT. Based on a 25:1 stock conversion at IPO, the Company now owns 600,000 shares of common stock in Boot Barn, which priced at $16 per share in an all primary offering.

On October 31, 2014, the Company received $2.8 million from Naples Lumber & Supply Co., representing full repayment of the investment, generating a gain of $1.4 million.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Capitala Finance Corp.

We have audited the accompanying consolidated statement of assets and liabilities of Capitala Finance Corp. (the Company), including the consolidated schedule of investments, as of December 31, 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. We have also audited the accompanying consolidated financial highlights for year ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Capitala Finance Corp. at December 31, 2013, and the consolidated results of its operations, changes in its net assets, and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Charlotte, North Carolina
March 28, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Capitala Finance Corp.

We have audited the accompanying combined statement of assets and liabilities of Capitala Finance Corp. (the “Company”), including the combined schedule of investments, as of December 31, 2012, and the related combined statements of operations, changes in net assets, and cash flows for each of the years in the two-year period ended December 31, 2012. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Dixon Hughes Goodman LLP

High Point, North Carolina
March 28, 2014

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	December 31, 2013	December 31, 2012
		(combined)
ASSETS
Investments at fair value
Non-control/Non-affiliate investments (amortized cost of $84,138 and $61,609, respectively)	$99,140	$78,769
Affiliate investments (amortized cost of $159,104 and $122,655, respectively)	189,098	136,809
Control investments (amortized cost of $58,057 and $43,434, respectively)	76,481	68,353
Total investments at fair value (amortized cost of $301,299 and $227,698, respectively)	364,719	283,931
Cash and cash equivalents	101,622	30,467
Interest and dividend receivable	2,917	1,917
Due from related parties	1,645	1,494
Deferred financing fees (net of accumulated amortization of $2,216 and $1,898, respectively)	4,871	4,583
Prepaid expenses	654	—
Total assets	$476,428	$322,392
LIABILITIES
SBA debentures payable	$202,200	$177,200
Due to related parties	1,153	197
Incentive fee payable	1,525	—
Interest payable	2,723	2,485
Accounts payable and accrued expenses	157	77
Total liabilities	$207,758	$179,959
NET ASSETS
General partner’s capital	$—	$282
Limited partners’ capital	—	77,358
Common stock, par value $.01, 100,000,000 common shares authorized, 12,974,420 and 0 common shares issued and outstanding, respectively	130	—
Additional paid in capital	188,408	—
Accumulated undistributed net investment income	16,760	8,560
Accumulated undistributed net realized gain (loss) from investments	(48)	—
Net unrealized appreciation on investments	63,420	56,233
Total net assets	268,670	142,433
Total liabilities and net assets	$476,428	$322,392
Net asset value per share	$20.71	N/A

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the year ended December 31
	2013	2012	2011
		(combined)	(combined)
INVESTMENT INCOME
Loan interest and fee income:
Non-control/Non-affiliate investments	$8,355	$6,742	$6,566
Affiliate investments	12,688	11,683	5,711
Control investments	4,734	3,338	2,262
Total loan interest and fee income	25,777	21,763	14,539
Payment-in-kind interest income:
Non-control/Non-affiliate investments	175	185	616
Affiliate investments	471	532	534
Control investments	925	1,072	489
Total payment-in-kind interest income	1,571	1,789	1,639
Dividend income:
Non-control/Non-affiliate investments	35	—	—
Affiliate investments	314	431	—
Control investments	6,083	621	1,018
Total dividend income	6,432	1,052	1,018
Income from pass-through entities:
Non-control/Non-affiliate investments	5	—	—
Affiliate investments	1,476	153	64
Control investments	23	18	123
Total income from pass-through entities	1,504	171	187
Interest income from cash and cash equivalents	149	141	242
Other income	—	23	—
Total investment income	35,433	24,939	17,625
EXPENSES
Interest expense and amortization of deferred financing fees	8,384	7,853	5,476
Management fees	5,064	4,193	2,651
Incentive fees	1,525	—	—
General and administrative expenses	1,309	119	585
Expenses before management fee waiver	16,282	12,165	8,712
Management fee waiver (See Note 4)	(333)	(150)	—
Total expenses net of management fee waiver	15,949	12,015	8,712
NET INVESTMENT INCOME	19,484	12,924	8,913
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments:
Non-control/Non-affiliate investments	6,011	180	820
Affiliate investments	(4,099)	1,410	1,017
Control investments	275	—	1,126
Total realized gain from investments	2,187	1,590	2,963
Net unrealized appreciation on investments	7,187	35,056	13,461
Net gain on investments	9,374	36,646	16,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,858	$49,570	$25,337
NET INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$2.22	N/A	N/A
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	12,974,420	N/A	N/A

N/A — Not Applicable

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands)

	General Partner	Limited Partners	Common Stock		Additional Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation on Investments	Total
			Number of Shares	Par Value
BALANCE, December 31, 2010	$203	$49,443	—	$—	$—	$1,107	$—	$7,716	$58,469
Partners' capital contributions	6	20,923	—	—	—	—	—	—	20,929
Distribution to partners	—	—	—	—	—	(2,237)	(2,963)	—	(5,200)
Net investment income	—	—	—	—	—	8,913	—	—	8,913
Net realized gain on portfolio investments	—	—	—	—	—	—	2,963	—	2,963
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	13,461	13,461
BALANCE, December 31, 2011	209	70,366	—	—	—	7,783	—	21,177	99,535
Partners' capital contributions	73	6,992	—	—	—	—	—	—	7,065
Distribution to partners	—	—	—	—	—	(12,147)	(1,590)	—	(13,737)
Net investment income	—	—	—	—	—	12,924	—	—	12,924
Net realized gain on portfolio investments	—	—	—	—	—	—	1,590	—	1,590
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	35,056	35,056
BALANCE, December 31, 2012	282	77,358	—	—	—	8,560	—	56,233	142,433
Partners' capital contributions	—	24,852	—	—	—	—	—	—	24,852
Distribution to partners	—	—	—	—	—	(5,186)	(2,235)	—	(7,421)
Formation transactions	(282)	(102,210)	8,974,420	90	114,198	—	—	—	11,796
Public offering of common stock	—	—	4,000,000	40	74,210	—	—	—	74,250
Net investment income	—	—	—	—	—	19,484	—	—	19,484
	—	—	—	—	—	—	—	—	—
Net realized gain on portfolio investments	—	—	—	—	—	—	2,187	—	2,187
Net change in unrealized appreciation on portfolio investments	—	—	—	—	—	—	—	7,187	7,187
Dividends declared from net investment income	—	—	—	—	—	(6,098)	—	—	(6,098)
BALANCE, December 31, 2013	$—	$—	12,974,420	$130	$188,408	$16,760	$(48)	$63,420	$268,670

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)

	For the year ended December 31
	2013	2012	2011
		(combined)	(combined)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,858	$49,570	$25,337
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of portfolio investments	(110,929)	(56,473)	(117,243)
Repayments of portfolio investments	52,755	23,716	44,885
Net realized gain on portfolio investments	(2,187)	(1,590)	(2,963)
Increase in net unrealized appreciation on portfolio investments	(7,187)	(35,056)	(13,461)
Payment-in-kind interest accrued, net of payments received	(1,408)	(1,473)	(1,159)
Accretion of original issue discount on portfolio investments	(36)	(316)	(478)
Amortization of deferred financing fees	318	634	481
Changes in assets and liabilities:
Interest and dividend receivable	(1,000)	(558)	(612)
Interest payable	238	647	931
Incentive fee payable	1,525	—	—
Due from related parties	(151)	142	(420)
Accounts payable and accrued expenses	80	(357)	(272)
Due to related parties	956	(224)	(818)
Prepaid expenses	(654)	—	—
NET CASH USED IN OPERATING ACTIVITIES	(38,822)	(21,338)	(65,792)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of SBA-guaranteed debentures	25,000	35,000	72,700
Partners' capital contributions	24,852	7,252	20,675
Proceeds from IPO, net of underwriting expense	74,250	—	—
Distributions paid	(7,421)	(13,779)	(5,142)
Dividends declared and paid	(6,098)	—	—
Deferred financing fees paid	(606)	(849)	(2,670)
NET CASH PROVIDED BY FINANCING ACTIVITIES	109,977	27,624	85,563
NET INCREASE IN CASH AND CASH EQUIVALENTS	71,155	6,286	19,771
CASH AND CASH EQUIVALENTS, beginning of year	30,467	24,181	4,410
CASH AND CASH EQUIVALENTS, end of year	$101,622	$30,467	$24,181
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$7,828	$6,573	$4,070
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
In-kind contribution of assets	$11,796	$—	$—
Distribtion payable	$—	$(16)	$(58)
Conversion of debt securities to equity securities	$—	$2,365	$—
Release of restricted cash for partner's capital contribution	$—	$56	$—
Receivable issued for partner's capital contributions	$—	$—	$248
Investment in debt security with proceeds from affiliates	$—	$—	$250
Capital Contribution in exchange for waived management fee	$—	$5	$6

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 36.9%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (12% Cash, Due 5/6/15)	$19,000	$18,992	$19,000	7.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,500	1.3%
				19,017	22,500	8.4%
American Exteriors, LLC	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	4,565	1.7%
American Exteriors, LLC(1)	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	500	416	612	0.2%
American Exteriors, LLC(8)	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	1,106	0.4%
				3,781	6,283	2.3%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,774	1.8%
				2,400	4,774	1.8%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)	—	258	231	0.1%
Caregiver Services, Inc.(8)	In-Home Healthcare Services	Common Stock Warrants (655,908 units)	—	264	517	0.2%
				522	748	0.3%
Crowley Holdings, Inc.(6)	Transportation	Series A Income Preferred Shares (6,000 shares, 10% cash, 2% PIK dividend)	—	6,000	6,000	2.2%
				6,000	6,000	2.2%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	2,000	2,000	2,000	0.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	800	0.3%
				2,000	2,800	1.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	$4,667	$4,667	$4,667	1.7%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	2,129	0.8%
				6,000	6,796	2.5%
Naples Lumber & Supply Co(1)	Building Supplies	Subordinated Debt (6% cash, Due 2/15/14)	2,109	1,309	2,109	0.8%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (10% fully diluted)	—	—	400	0.1%
				1,309	2,509	0.9%
Pickaway Plains Ambulance Services, Inc.(1,2)	Medical Transportation Services	Senior Secured Term Debt (13% Cash, Due 12/31/15)	1,548	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Precision Manufacturing, LLC(2)	Industrial Boiler Manufacturer	Subordinated Debt (13% Cash, Due 2/10/17)	2,500	2,500	1,536	0.6%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (70,000 units)	—	—	—	0.0%
				2,500	1,536	0.6%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	Senior Debt (12.25% Cash, 12/15/18)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	3,633	3,213	3,624	1.3%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (10% fully diluted)	—	—	—	0.0%
				3,213	3,624	1.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	$—	$300	$453	0.2%
				300	453	0.2%
Tenere, Inc.	Industrial Manufacturing	Senior Secured Term Debt (11% Cash, 2% PIK, Due 12/17/17)	3,440	3,440	3,440	1.3%
				3,440	3,440	1.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	18,656	18,656	18,656	7.0%
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3.84% ownership)	—	—	3,441	1.3%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3.84% ownership)	—	—	580	0.2%
				18,656	22,677	8.5%
Sub Total Non-control/Non-affiliated investments				$84,138	$99,140	36.9%
Affiliate investments – 70.4%
Chef'N Corporation	Culinary Products	Subordinated Debt (15%, 3% PIK at company's option, Due 5/16/18)	$6,300	$6,300	$6,300	2.3%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	4,002	1.5%
				7,300	10,302	3.8%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	8,231	8,231	8,231	3.1%
City Gear, LLC(6)	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% dividend)	—	1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.37% fully diluted)	—	—	5,307	2.0%
				9,500	14,807	5.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (14% Cash, 2% PIK, Due 3/22/18)	$11,174	$11,174	$11,174	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,216,463 shares)	—	2,576	9,797	3.6%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrant (403,257 shares)	—	—	1,782	0.7%
				13,750	22,753	8.5%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,370	0.9%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	2,541	0.9%
				2,000	4,911	1.8%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (4.1% Cash, Due 4/28/16)	13,274	12,258	10,064	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (1,006,621 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (362,416 units)	—	362	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class F Membership Units (604,504 units)	—	604	—	0.0%
				14,124	10,064	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	2.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 units)	—	818	934	0.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)	—	—	515	0.2%
				6,000	6,631	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)	—	1,500	14,622	5.4%
				1,500	14,622	5.4%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (14%, 2% PIK at company's option, Due 1/16/18)	7,500	7,500	7,500	2.8%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	$—	$2,000	$5,224	1.9%
				9,500	12,724	4.7%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.1%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units)	—	1,052	1,200	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 units)	—	—	125	0.0%
				4,040	4,325	1.6%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Capital Units (2,000,000 units)	—	2,000	2,823	1.1%
				10,000	10,823	4.1%
Source Capital ABUTEC, LLC	Environmental Services Products	Senior Secured Debt (12% Cash, 3% PIK, Due 12/28/17)	5,125	5,125	5,125	1.9%
Source Capital ABUTEC, LLC	Environmental Services Products	Preferred Membership Units (15.5% fully diluted)	—	1,240	60	0.0%
				6,365	5,185	1.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% fully diluted)	—	750	810	0.3%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	576	0.2%
				3,250	3,886	1.4%
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, Due 7/6/17)	15,000	15,000	12,115	4.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Capital SSCR, LLC	Personal Product Manufacturer	Senior Secured Term Debt (14% Cash, 5% PIK, Due 3/28/14)	$2,079	$2,079	$1,958	0.7%
Source Capital SSCR, LLC	Personal Product Manufacturer	Preferred Membership Units (14,718 units)	—	1,720	—	0.0%
Source Capital SSCR, LLC	Personal Product Manufacturer	Membership Unit Warrants (0.987% fully diluted)	—	—	—	0.0%
				18,799	14,073	5.2%
Source Recycling, LLC(2)	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	5,000	5,000	3,950	1.5%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 units)	—	1,590	—	0.0%
Source Recycling, LLC	Metal Recycler	Membership Unit Warrants (1% fully diluted)	—	—	—	0.0%
				6,590	3,950	1.5%
Sparus Holdings	Energy Services	Subordinated Debt (12% Cash, Due 3/21/16)	7,000	7,000	7,000	2.6%
Sparus Holdings	Energy Services	Series B Preferred Stock (5,703 shares)	—	1,173	1,479	0.6%
Sparus Holdings	Energy Services	Common Stock Warrants (3,491 shares)	—	—	304	0.1%
				8,173	8,783	3.3%
STX Healthcare Management Services, Inc.(1)	Dental Practice Management	Subordinated Debt (14% Cash, Due 7/31/15)	7,425	7,425	7,425	2.8%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)	—	1,200	942	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)	—	218	906	0.3%
				8,843	9,273	3.5%
Take 5 Oil Change, LLC	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,604	0.6%
				1,069	1,604	0.6%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 11/22/18)	12,088	12,088	12,088	4.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	$9,633	$9,633	$9,633	3.6%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)	—	3,600	3,600	1.3%
				25,321	25,321	9.4%
V12 Holdings	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	663	361	663	0.3%
V12 Holdings	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	81	44	81	0.0%
V12 Holdings	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	3,563	2,369	3,598	1.3%
V12 Holdings	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	299	206	314	0.1%
V12 Holdings	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	2,750	—	405	0.2%
V12 Holdings	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	243	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)	—	—	—	0.0%
				2,980	5,061	1.9%
Sub Total Affiliate investments				$159,104	$189,098	70.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 28.4%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Senior Secured Debt (12% Cash, 4% PIK, Due 5/24/18)	$6,585	$6,585	$6,585	2.5%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)	—	1,125	88	0.0%
				7,710	6,673	2.5%
KBP Investments, LLC(6,7)	QSR Franchisee	Class A Preferred Stock (8,270 shares, 10% Dividend)	—	8,269	8,269	3.1%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	16,518	6.1%
				8,269	24,787	9.2%
Market E’s, LLC	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, Due 12/31/14)	650	650	650	0.2%
Market E’s, LLC(2)	Online Travel Sales & Marketing	Senior Subordinated Debt (14% Cash, 3% PIK, Due 12/31/14)	3,014	2,832	988	0.4%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Preferred Stock (600 shares)	—	240	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class B Preferred Stock (2,411 shares)	—	965	—	0.0%
Market E’s, LLC	Online Travel Sales & Marketing	Class A Common Stock (600 shares)	—	—	—	0.0%
				4,687	1,638	0.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,557	3,557	3,557	1.3%
Micro Precision, LLC	Conglomerate	Common Stock (47 units)	—	1,629	2,210	0.8%
				7,048	7,629	2.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term (17%, 3% PIK at company's option, Due 2/1/16)	6,753	6,753	6,753	2.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2013

Company(4,5)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	$—	$1,000	$1,200	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	1,079	0.4%
				7,754	9,032	3.4%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,848	4,848	4,848	1.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)	—	3,278	2,719	1.0%
On-Site Fuel Services, Inc.(6)	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)	—	2,451	2,707	1.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	—	33	—	0.0%
				10,610	10,274	3.8%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 7/25/2018)	4,424	4,389	4,424	1.6%
Print Direction, Inc.(1)	Printing Services	Subordinated Debt (14% Cash, Due 7/31/18)	4,600	4,600	4,600	1.7%
Print Direction, Inc.	Printing Services	Common Stock (19,363 shares)	—	2,990	7,110	2.7%
Print Direction, Inc.	Printing Services	Common Stock Warrants (3% fully diluted)	—	—	314	0.1%
				11,979	16,448	6.1%
Sub Total Control investments				$58,057	$76,481	28.4%
TOTAL INVESTMENTS – 135.7%				$301,299	$364,719	135.7%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	The debt investment is accruing interest based on the terms of the forebearance agreement.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,670 as of December 31, 2013.
(6)	The equity investment is income producing, based on cash rate disclosed.
(7)	During the fourth quarter of 2013, the Company accepted a consent fee that waives its right to dividends through September 30, 2014.
(8)	The equity investment has an exercisable put option.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments – 55.3%
AAE Acquisition, LLC	Industrial Equipment Rental	Senior Secured Term Debt (13% Cash, Due 5/6/15)	$14,500	$14,488	$14,500	10.2%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (21% fully diluted)	—	25	3,501	2.4%
				14,513	18,001	12.6%
American Exteriors, LLC(1,2)	Replacement Window Manufacturer	Senior Secured Debt (14.0% Cash, Due 6/30/14)	4,565	3,365	5,137	3.6%
American Exteriors, LLC	Replacement Window Manufacturer	Jr. Convertible Note (10.0% Cash, Due 6/30/15)	125	—	125	0.1%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)	—	—	323	0.2%
				3,365	5,585	3.9%
Boot Barn Holding Corporation	Western Wear Retail	Subordinated Debt (12.5% Cash, Due 12/12/16)	15,000	15,000	15,000	10.5%
Boot Barn Holding Corporation	Western Wear Retail	Common Stock (2,400 shares)	—	2,400	4,928	3.5%
				17,400	19,928	14.0%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (146,593 shares)	—	140	116	0.1%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (1.49% fully diluted)	—	—	259	0.2%
				140	375	0.3%
Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock (33,176 shares)	—	—	4,739	3.3%
Highwinds Capital, Inc.	Usenet Hosting Services	Common Stock Warrants (1,087 shares)	—	—	1,475	1.0%
				—	6,214	4.3%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Senior Secured Term Debt (13% Cash, Due 10/6/16)	1,300	1,300	467	0.3%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Common Unit Warrants (12% fully diluted)	—	—	—	0.0%
				1,300	467	0.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 10/11/16)	$4,667	$4,667	$4,667	3.3%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)	—	1,333	1,619	1.1%
				6,000	6,286	4.4%
Naples Lumber & Supply Co	Building Supplies	Subordinated Debt (6% Cash, Due 2/15/14)	984	394	972	0.7%
Naples Lumber & Supply Co	Building Supplies	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				394	972	0.7%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Senior Secured Term Debt (13% Cash, Due 2/10/17)	2,500	2,500	2,447	1.7%
Precision Manufacturing, LLC	Industrial Boiler Manufacturer	Membership Unit Warrants (6.65% fully diluted)	—	—	213	0.2%
				2,500	2,660	1.9%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	1,679	1,679	1,679	1.2%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (4% Cash, 6% PIK, Due 6/15/14)	877	644	877	0.6%
Southern Pump & Tank Company, LLC(1)	Petroleum Equipment Supplier	Senior Secured Term Debt (13% Cash, 6% PIK, Due 6/15/14)	124	124	124	0.1%
Southern Pump & Tank Company, LLC	Petroleum Equipment Supplier	Common Stock Warrants (8% fully diluted)	—	—	—	0.0%
				2,447	2,680	1.9%
Stoddard Hill Media Holdings, LLC	IT Hosting Services	Class D Preferred Units (132,159 shares)	—	300	372	0.3%
				300	372	0.3%
Worklife America, Inc.	Professional Employer Organization	Senior Secured Debt (12% Cash, Due 12/28/16)	13,250	13,250	13,250	9.3%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Worklife America, Inc.	Professional Employer Organization	Common Unit Warrants (3% fully diluted)	$—	$—	$1,909	1.4%
Worklife America, Inc.	Professional Employer Organization	Preferred Unit Warrants (3% fully diluted)	—	—	70	0.0%
				13,250	15,229	10.7%
Sub Total Non-control/Non-affiliated investments				$61,609	$78,769	55.3%
Affiliate investments – 96.1%
Chef'N Corporation	Culinary Products	Subordinated Debt (15% Cash, 3% optional PIK, Due 5/16/18)	6,300	6,300	6,300	4.4%
Chef'N Corporation	Culinary Products	Series A Preferred Stock (1,000,000 shares)	—	1,000	2,469	1.7%
				7,300	8,769	6.1%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/16)	4,231	4,231	4,231	3.0%
City Gear, LLC(5)	Footwear Retail	Preferred Membership Units (scheduled 9% dividend)	—	1,269	1,825	1.3%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (9.817% fully diluted)	—	—	1,074	0.7%
				5,500	7,131	5.0%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (2,000,000 shares)	—	2,000	5,928	4.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock Warrants (302,534 shares)	—	—	1,079	0.7%
				2,000	7,008	4.9%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Subordinated Debt (13% Cash, 4% PIK, Due 11/30/15)	3,240	3,240	—	0.0%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Class A Common Units (1,500 units)	—	1,500	—	0.0%
Fresh Food Concepts, Inc.	Salsa Manufacturer	Class C Common Unit Warrants (165 units)	—	43	—	0.0%
				4,783	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
GA Communications, Inc.	Advertising & Marketing Services	Subordinated Debt (12.5% Cash, Due 4/14/17)	$13,000	$13,000	$13,000	9.2%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares)	—	1,998	2,194	1.5%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)	—	2	3,260	2.3%
				15,000	18,454	13.0%
Impresa Aerospace Holdings, LLC(3)	Aerospace Parts Manufacturer	Subordinated Debt (12% Cash, 3% PIK, Due 4/28/16)	8,699	8,699	5,219	3.7%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class A Membership Units (900,000 units)	—	900	—	0.0%
Impresa Aerospace Holdings, LLC	Aerospace Parts Manufacturer	Class C Membership Units (317,114 shares)	—	317	—	0.0%
				9,916	5,219	3.7%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	5,182	5,182	5,182	3.6%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)	—	818	1,005	0.7%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,318 shares)	—	—	535	0.4%
				6,000	6,722	4.7%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 units)	—	1,500	15,112	10.6%
				1,500	15,112	10.6%
MJC Holdings, LLC	Specialty Clothing	Subordinated Debt (12% Cash, 2% PIK, Due 1/16/18)	7,571	7,571	7,571	5.4%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)	—	2,000	2,762	1.9%
				9,571	10,333	7.3%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 8/15/15)	200	200	200	0.1%
MMI Holdings, LLC	Medical Device Distributor	Senior Secured Debt (12% Cash, Due 10/17/14)	2,600	2,600	2,600	1.9%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (500 units)	$—	$500	$575	0.4%
MMI Holdings, LLC	Medical Device Distributor	Common Units (45 shares)	—	—	187	0.1%
				3,300	3,562	2.5%
Pickaway Plains Ambulance Services, Inc.(1,2)	Medical Transportation Services	Senior Secured Term Debt (13.0% Cash, Due 12/31/15)	1,248	—	—	0.0%
Pickaway Plains Ambulance Services, Inc.	Medical Transportation Services	Common Stock Warrants (5% fully diluted)	—	—	—	0.0%
				—	—	0.0%
Source Capital ABUTEC, LLC	Oil & Gas Services	Senior Secured Debt (10% Cash, Due 12/28/17)	1,000	1,000	1,000	0.7%
Source Capital ABUTEC, LLC	Oil & Gas Services	Subordinated Debt (12% Cash, 3% PIK, Due 12/28/17)	4,000	4,000	4,000	2.8%
Source Capital ABUTEC, LLC	Oil & Gas Services	Preferred Membership Units (15.5% ownership)	—	1,240	1,240	0.9%
				6,240	6,240	4.4%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,447	1.7%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (136.12 units)	—	750	539	0.4%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% fully diluted)	—	—	297	0.2%
				3,250	3,283	2.3%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Senior Secured Term Debt (12% Cash, Due 7/6/17)	12,000	12,000	12,000	8.5%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Preferred Membership Units (14.91% fully diluted)	—	1,425	893	0.6%
Source Capital SSCR, LLC	Suntan Lotion Manufacturer	Membership Unit Warrants (1.0% fully diluted)	—	—	—	0.0%
				13,425	12,893	9.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Source Recycling, LLC	Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)	$4,900	$4,900	$2,931	2.1%
Source Recycling, LLC	Metal Recycler	Membership Units (68,658 shares)	—	1,391	—	0.0%
Source Recycling, LLC	Metal Recycler	Common Unit Warrants (1.0% fully diluted)	—	—	—	0.0%
				6,291	2,931	2.1%
Sparus Holdings	Energy Services	Subordinated Debt (12% Cash, Due 3/18/14)	7,000	7,000	7,000	4.9%
Sparus Holdings	Energy Services	Series B Preferred Stock (2,852 shares)	—	500	287	0.2%
Sparus Holdings	Energy Services	Common Stock Warrants (3,491 shares)	—	—	—	0.0%
				7,500	7,287	5.1%
STX Healthcare Management Services, Inc.	Dentistry Services	Subordinated Debt (14% Cash, Due 7/31/15)	6,625	6,593	6,625	4.6%
STX Healthcare Management Services, Inc.	Dentistry Services	Common Stock (1,200,000 shares)	—	1,200	680	0.5%
STX Healthcare Management Services, Inc.	Dentistry Services	Common Stock Warrants (845,784 shares)	—	218	680	0.5%
				8,011	7,984	5.6%
Take 5 Oil Change, LLC	Quick Lube Services	Senior Secured Debt (10% Cash, Due 11/28/16)	12,000	12,000	12,000	8.4%
Take 5 Oil Change, LLC	Quick Lube Services	Common Stock (10,692 shares)	—	1,069	1,248	0.9%
				13,069	13,248	9.3%
V12 Holdings	Data Processing & Digital Marketing	Bridge Note (0% Cash, Due 12/31/14)	280	—	280	0.2%
V12 Holdings	Data Processing & Digital Marketing	Tier 2 Note (0% Cash, Due 12/31/14)	34	—	34	0.0%
V12 Holdings	Data Processing & Digital Marketing	Senior Subordinated Note (0% Cash, Due 12/31/14)	2,200	—	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
V12 Holdings	Data Processing & Digital Marketing	Tier 3 Note (0% Cash, Due 12/31/14)	$380	$—	$297	0.2%
V12 Holdings	Data Processing & Digital Marketing	Jr. Subordinated Note (0% Cash, Due 12/31/14)	33	—	26	0.0%
V12 Holdings	Data Processing & Digital Marketing	Tier 4 Note (0% Cash, Due 12/31/14)	194	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-1 Preferred Stock (11,025 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-3 Preferred Stock (204,082 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Series A-5 Preferred Stock (8,409 shares)	—	—	—	0.0%
V12 Holdings	Data Processing & Digital Marketing	Common Stock Warrants (880,541 shares)	—	—	—	0.0%
				—	637	0.4%
Sub Total Affiliate investments				$122,655	$136,809	96.1%
Control investments – 47.9%
Best In Class	Corporate Fulfillment	Subordinated Debt (12.5% Cash, Due 12/31/13)	728	728	728	0.5%
Best In Class	Corporate Fulfillment	Class A Preferred Units (89 units)	—	272	381	0.3%
Best In Class	Corporate Fulfillment	Class B Preferred Units (45 units)	—	—	56	0.0%
				1,000	1,165	0.8%
KBP Investments, LLC(5)	QSR Franchisee	Class A Preferred Stock (10% scheduled dividend)	—	8,269	8,269	5.8%
KBP Investments, LLC	QSR Franchisee	Class A Common Stock (380,413 shares)	—	—	21,680	15.2%
				8,269	29,949	21.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
Market E’s, LLC.	Online Travel Sales & Marketing	Senior Secured Debt (10% Cash, 9% PIK, Due 12/31/13)	$1,178	$1,178	$1,178	0.8%
Market E’s, LLC.	Online Travel Sales & Marketing	Class A Preferred Stock (240 shares)	—	240	—	0.0%
Market E’s, LLC.	Online Travel Sales & Marketing	Class B Preferred Stock (964 shares)	—	965	243	0.2%
Market E’s, LLC.	Online Travel Sales & Marketing	Class A Common Stock (240 shares)	—	—	—	0.0%
				2,383	1,421	1.0%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	1.3%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,427	3,427	3,427	2.4%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 shares)	—	1,629	3,276	2.3%
				6,918	8,565	6.0%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Senior Secured Term (14% Cash, 3% PIK, Due 2/1/16)	6,602	6,600	6,602	4.6%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares)	—	1,000	1,101	0.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)	—	1	731	0.5%
				7,601	8,434	5.9%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)	4,656	4,656	4,656	3.3%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,797 shares)	—	3,302	2,309	1.6%
On-Site Fuel Services, Inc.(5)	Fuel Transportation Services	Series B Preferred Stock (14% scheduled cash dividend, 4% PIK dividend)	—	2,341	587	0.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Combined Schedule of Investments – (continued)
(in thousands, except for units)
December 31, 2012

Company(3,4)	Industry	Investment Interest Rate/Maturity	Principal Amount	Cost	Fair Value	% of Net Assets
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)	$—	$33	$1,492	1.1%
				10,332	9,044	6.4%
Print Direction, Inc.	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 9/27/13)	2,549	2,549	2,550	1.8%
Print Direction, Inc.	Printing Services	Subordinated Debt (7.75% Cash, Due 9/27/13)	454	454	454	0.3%
Print Direction, Inc.	Printing Services	Subordinated Debt (12% Cash, 6% PIK, Due 9/27/13)	763	763	763	0.5%
Print Direction, Inc.	Printing Services	Common Stock (14,603 shares)	—	1,575	4,418	3.1%
				5,341	8,185	5.7%
Vita Nonwovens	Textile Manufacturer	Subordinated Debt (14% Cash, 4% PIK, Due 8/31/17)	1,115	1,115	1,115	0.8%
Vita Nonwovens	Textile Manufacturer	Class A Preferred United (475,000 units)	—	475	475	0.3%
				1,590	1,590	1.1%
Sub Total Control investments				$43,434	$68,353	47.9%
TOTAL INVESTMENTS – 199.3%				$227,698	$283,931	199.3%

(1)	The maturity date of the original investment has been extended.
(2)	Due to deterioration in credit quality, this investment is on non-accrual status.
(3)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(4)	Percentages are based on net assets of $142,433 as of December 31, 2012.
(5)	The equity investment is income producing.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is a newly formed, externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”) commencing with our tax year ending August 31, 2014, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in smaller and lower middle market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to a lesser extent, equity securities issued by smaller and lower middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly-owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continue to hold their existing investments and continue to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74,250,000, after deducting underwriting fees and commissions totaling $5,750,000. The other costs of the IPO were borne by the limited partners of the Legacy Funds. As of December 31, 2013, the Company had 12,974,420 shares of common stock outstanding.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries as described in the Formation Transactions presented in Note 1. The transactions related to Fund II, Fund III, and the Florida Sidecar constitute an exchange of shares between entities under common control and will be accounted for in accordance with ASC 805, Business Combinations. As such, the Company’s results of operations and cash

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

flows for the year ended December 31, 2013 are presented as if the aforementioned transactions had occurred as of January 1, 2013. In addition, the results of the Company’s operations and cash flows for the years ended December 31, 2012 and December 31, 2011 and the Company’s financial position as of December 31, 2012 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The Formation Transactions also included an asset acquisition of certain assets in Fund I and Fund III Parent. In accordance with ASC 805, Business Combinations, the assets acquired were recorded at fair value at the date of acquisition, September 24, 2013.

The Company’s financial position as of December 31, 2013 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these financial statements have been presented on the basis described above. In the opinion of management, the financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates in the Preparation of Financial Statements

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segments

In accordance with ASC Topic 280 — (Segment Reporting), the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. Cash and cash equivalents include deposits in money market accounts. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investment by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither control Investments nor affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 3.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

In determining fair value, our Board of Directors uses various valuation approaches, and engages a third-party valuation firm, which provides an independent review of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board of Directors. Unobservable inputs reflect the Board of Directors’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board of Directors in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio primarily consists of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board of Directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings (if applicable), the financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board of Directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance of the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by our management and Board of Directors.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

Equity Investments in Private Companies

Our Board of Directors determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third-parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, and may use third-party valuation agents. Such non-public investments are included in Level 3 of the fair value hierarchy.

Warrants

Our Board of Directors will ascribe value to warrants based on the fair value of holdings to which they are associated that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest Income and Paid-in Kind Interest:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual income:  Generally, when interest and/or principal payments on a loan become materially past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The company may elect to cease accruing PIK and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and Losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend Income:  Dividend income is recognized on the date dividends are declared.

Other Income:  Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

General and Administrative Expenses

General and administrative expenses are accrued as incurred. The Company’s general and administrative expenses include personnel expenses allocable to the Company under the Administration Agreement, legal and audit fees, director fees, director and officer insurance, and other expenses payable under the Administration Agreement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

Deferred Financing Fees

Costs incurred to issue the SBA-guaranteed debentures payable are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of December 31, 2013 and December 31, 2012, the Company had no outstanding unfunded commitments.

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2013 and December 31, 2012, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could have negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2013 or 2012. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2013 and 2012. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 2. Summary of Significant Accounting Policies  – (continued)

market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of December 31, 2013, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$103,457	34.3%	$102,071	28.0%
Subordinated Debt	136,638	45.4	133,710	36.7
Equity and Warrants	61,204	20.3	128,938	35.3
Total	$301,299	100.0%	$364,719	100.0%

The composition of our investments as of December 31, 2012, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Debt	$72,728	32.0%	$73,861	26.0%
Subordinated Debt	109,030	47.9	101,659	35.8
Equity and Warrants	45,940	20.1	108,411	38.2
Total	$227,698	100.0%	$283,931	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1— Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2— Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3— Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board of Directors that is consistent with ASC 820 (See Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and payment-in-kind income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following valuation methodologies are utilized by the company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of a stream of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk.

Asset Approach

The asset approach values an investment based on the greater of the enterprise value or the underlying collateral securing the investment. See discussion of determining enterprise value above. This approach is used

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

when the debt is not performing in accordance with its contractual terms or when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

The following table presents fair value measurements of investments, by major class, as of December 31, 2013 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$102,071	$102,071
Subordinated Debt	—	—	133,710	133,710
Equity and Warrants	—	—	128,938	128,938
Total	$—	$—	$364,719	$364,719

The following table presents fair value measurements of investments, by major class, as of December 31, 2012 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Debt	$—	$—	$73,861	$73,861
Subordinated Debt	—	—	101,659	101,659
Equity and Warrants	—	—	108,411	108,411
Total	$—	$—	$283,931	$283,931

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2013 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2013	$73,861	$101,659	$108,411	$283,931
Change in classification due to restructure	(1,239)	1,196	43	—
Repayments	(13,325)	(32,097)	(7,333)	(52,755)
Purchases	42,485	54,059	14,385	110,929
Purchases related to asset acquisition	2,328	6,041	3,427	11,796
Payment in-kind interest accrued, net of payments received	473	935	—	1,408
Accretion of original issue discount	5	31	—	36
Gain/(loss) on sale	—	(2,555)	4,742	2,187
Net unrealized appreciation (depreciation)	(2,517)	4,441	5,263	7,187
Balance as of December 31, 2013	$102,071	$133,710	$128,938	$364,719

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2012 (dollars in thousands):

	Senior Secured Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2012	$40,359	$114,517	$57,863	$212,739
Change in classification due to restructure	21,120	(23,485)	2,365	—
Repayments	(11,896)	(9,517)	(2,303)	(23,716)
Purchases	20,978	26,063	9,432	56,473
Payment in-kind interest accrued, net of payments received	339	1,134	—	1,473
Accretion of original issue discount	3	313	—	316
Gain/(loss) on sale	—	—	1,590	1,590
Net unrealized appreciation (depreciation)	2,958	(7,366)	39,464	35,056
Balance as of December 31, 2012	$73,861	$101,659	$108,411	$283,931

The net change in unrealized appreciation on investments held as of December 31, 2013 and 2012, was $8.8 million and $33.3 million, respectively, and is included in net unrealized appreciation on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$111,711	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 18.0% 1.2x – 4.6x $2.3 million – $25.8 million	14.1% 3.1x $11.2 million
Subordinated debt and second lien notes	$21,999	Enterprise Value Waterfall and Asset(1)	Adjusted EBITDA Multiple Adjusted EBITDA	4.3x – 11.5x $1.3 million – $2.2 million	9.5x $2.0 million
Senior debt and first lien notes	$102,071	Income and Asset(1)	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 24.5% 1.2x – 9.9x $0.6 million – $29.7 million	15.2% 3.8x $11.2 million
Equity shares and warrants	$128,938	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA Tranaction Price	1.6x – 9.5x $1.4 million – $229.0 million n/a	7.1x $23.8 million n/a

(1)	$18.6 million in subordinated and senior notes were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

The valuation techniques and significant unobservable inputs used in recurring level 3 fair value measurement of assets as of December 31, 2012 were as follows (dollars in thousands, except EBITDA amounts):

	Fair Value	Valuation Approach	Level 3 Input	Range of Inputs	Weighted Average
Subordinated debt and second lien notes	$92,872	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	6.0% – 18.0% 1.7x – 10.2x $0.3 million – $31.7 million	14.0% 3.2x $11.7 million
Subordinated debt and second lien notes	$8,787	Enterprise Value Waterfall	Adjusted EBITDA Mutliple Adjusted EBITDA	4.5x – 20.0x $0.6 million – $3.8 million	6.2x $2.6 million
Senior debt and first lien notes	$73,861	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.0% – 22.5% 2.2x – 18.3x $0.1 million – $13.4 million	12.9% 3.7x $6.6 million
Equity shares and warrants	$108,411	Enterprise Value Waterfall	Adjusted EBITDA Multiple Adjusted EBITDA	4.0x – 11.0x $0.3 million – $34.3 million	7.1x $14.8 million

The significant unobservable inputs used in the valuation of the Company’s debt and equity investments are required rate of return, adjusted EBITDA, EBITDA multiples, leverage and transaction prices. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, or transaction prices will result in a higher (lower) estimate of fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Transactions With Affiliated Companies

During the year ended December 31, 2013, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Control investments:
Best In Class	Subordinated Debt (12.5% Cash)	$85	$728	$685	$(1,413)	$—
Best In Class	Class A Preferred Units (89 units)	23	381	354	(735)	—
Best In Class	Class B Preferred Units (45 units)	—	56	49	(105)	—
		108	1,165	1,088	(2,253)	—
CableOrganizer Acquisition, LLC	Senior Secured Debt (12% Cash, 4% PIK)	481	—	6,585	—	6,585
CableOrganizer Acquisition, LLC	Common Stock (1,125,000 shares)	—	—	1,125	(1,037)	88
		481	—	7,710	(1,037)	6,673
KBP Investments, LLC	Class A Preferred Stock (8,270 shares, 10% Dividend)	622	8,269	—	—	8,269
KBP Investments, LLC	Class A Common Stock (380,413 shares)	4,321	21,680	—	(5,162)	16,518
		4,943	29,949	—	(5,162)	24,787
Market E, LLC	Senior Secured Debt (10% Cash)	8	—	650	—	650
Market E, LLC	Senior Subordinated Debt (14% Cash, 3% PIK)	99	1,178	1,813	(2,003)	988
Market E, LLC	Class A Preferred Stock (600 shares)	—	—	—	—	—
Market E, LLC	Class B Preferred Stock (2,411 shares)	—	243	—	(243)	—
Market E, LLC	Class A Common Stock (600 shares)	—	—	—	—	—
		107	1,421	2,463	(2,246)	1,638
Micro Precision, LLC	Subordinated Debt (10% Cash)	187	1,862	—	—	1,862
Micro Precision, LLC	Subordinated Debt (14% Cash, 4% PIK)	455	3,427	130	—	3,557
Micro Precision, LLC	Common Stock (47 units)	—	3,276	—	(1,066)	2,210
		642	8,565	130	(1,066)	7,629
Navis Holdings, Inc.	Senior Secured Term (17%, 3% PIK at company's option)	999	6,602	151	—	6,753
Navis Holdings, Inc.	Class A Preferred Stock (1,000 shares)	—	1,101	99	—	1,200
Navis Holdings, Inc.	Common Stock (300,000 shares)	—	731	348	—	1,079
		999	8,434	598	—	9,032

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
On-Site Fuel Services, Inc.	Subordinated Debt (14% Cash, 4% PIK)	673	4,656	192	—	4,848
On-Site Fuel Services, Inc.	Series A Preferred Stock (32,782 shares)	—	2,309	410	—	2,719
On-Site Fuel Services, Inc.	Series B Preferred Stock (23,648 shares)	214	587	2,120	—	2,707
On-Site Fuel Services, Inc.	Common Stock (33,107 shares)	—	1,492	—	(1,492)	—
		887	9,044	2,722	(1,492)	10,274
Print Direction, Inc.	Subordinated Debt (12% Cash, 6% PIK)	432	3,313	1,111	—	4,424
Print Direction, Inc.	Subordinated Debt (14% Cash)	286	—	4,600	—	4,600
Print Direction, Inc.	Subordinated Debt (7.75% Cash)	23	454	—	(454)	—
Print Direction, Inc.	Common Stock (19,363 shares)	1,837	4,418	2,692	—	7,110
Print Direction, Inc.	Common Stock Warrants (3% fully diluted)	—	—	314	—	314
		2,578	8,185	8,717	(454)	16,448
Vita Nonwovens	Subordinated Debt (14% Cash, 4% PIK)	95	1,115	15	(1,130)	—
Vita Nonwovens	Class A Preferred United (475,000 units)	—	475	—	(475)	—
		95	1,590	15	(1,605)	—
Total Control investments		$10,840	$68,353	$23,443	$(15,315)	$76,481
Affiliate investments:
Chef'N Corporation	Subordinated Debt (15%, 3% PIK at company's option)	$821	$6,300	$—	$—	$6,300
Chef'N Corporation	Series A Preferred Stock (1,000,000 shares)	—	2,469	1,533	—	4,002
		821	8,769	1,533	—	10,302
City Gear, LLC	Subordinated Debt (13% Cash)	709	4,231	4,000	—	8,231
City Gear, LLC	Preferred Membership Units (2.78% fully diluted, 9% dividend)	116	1,825	—	(556)	1,269
City Gear, LLC	Membership Unit Warrants (11.37% fully diluted)	—	1,074	4,233	—	5,307
		825	7,130	8,233	(556)	14,807
Corporate Visions, Inc.	Subordinated Debt (14% Cash, 2% PIK)	1,214	—	11,174	—	11,174
Corporate Visions, Inc.	Common Stock (2,216,463 shares)	—	5,928	3,869	—	9,797
Corporate Visions, Inc.	Common Stock Warrant (403,257 shares)	—	1,079	703	—	1,782
		1,214	7,007	15,746	—	22,753

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
Fresh Food Concepts, Inc.	Subordinated Debt (13% Cash, 4% PIK)	67	—	—	—	—
Fresh Food Concepts, Inc.	Class A Common Units (1,500 units)	—	—	—	—	—
Fresh Food Concepts, Inc.	Class C Common Unit Warrants (165 units)	—	—	—	—	—
		67	—	—	—	—
GA Communications, Inc.	Subordinated Debt (12.5% Cash)	420	13,000	—	(13,000)	—
GA Communications, Inc.	Series A-1 Preferred Stock (1,998 shares)	—	2,194	176	—	2,370
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)	—	3,260	—	(719)	2,541
		420	18,454	176	(13,719)	4,911
Impresa Aerospace Holdings, LLC	Subordinated Debt (4.1% Cash)	822	5,219	4,845	—	10,064
Impresa Aerospace Holdings, LLC	Class A Membership Units (1,006,621 units)	—	—	—	—	—
Impresa Aerospace Holdings, LLC	Class C Membership Units (362,416 units)	—	—	—	—	—
Impresa Aerospace Holdings, LLC	Class F Membership Units (604,504 units)	—	—	581	(581)	—
		822	5,219	5,426	(581)	10,064
J&J Produce Holdings, Inc.	Subordinated Debt (13% Cash)	683	5,182	—	—	5,182
J&J Produce Holdings, Inc.	Common Stock (8,182 units)	—	1,005	—	(71)	934
J&J Produce Holdings, Inc.	Common Stock Warrants (4,506 shares)	—	535	—	(20)	515
		683	6,722	—	(91)	6,631
LJS Partners, LLC	Common Stock (1,500,000 shares)	1,308	15,112	—	(490)	14,622
		1,308	15,112	—	(490)	14,622
MJC Holdings, LLC	Subordinated Debt (14%, 2% PIK at company's option)	1,064	7,571	10	(81)	7,500
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)	328	2,762	2,462	—	5,224
		1,392	10,333	2,472	(81)	12,724
MMI Holdings, LLC	Senior Secured Debt (12% Cash)	322	2,600	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6% Cash)	10	200	200	—	400
MMI Holdings, LLC	Preferred Units (1,000 units)	—	575	625	—	1,200
MMI Holdings, LLC	Common Units (45 units)	—	187		(62)	125
		332	3,562	825	(62)	4,325
MTI Holdings, LLC	Subordinated Debt (12% Cash)	407	—	8,000	—	8,000
MTI Holdings, LLC	Capital Units (2,000,000 units)	—	—	2,823	—	2,823

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
		407	—	10,823	—	10,823
Source Capital ABUTEC, LLC	Senior Secured Debt (12% Cash, 3% PIK)	611	5,000	125	—	5,125
Source Capital ABUTEC, LLC	Preferred Membership Units (15.5% fully diluted)	—	1,240	—	(1,180)	60
		611	6,240	125	(1,180)	5,185
Source Capital Penray, LLC	Subordinated Debt (13% Cash)	330	2,447	53	—	2,500
Source Capital Penray, LLC	Membership Units (11.3% fully diluted)	—	539	271	—	810
Source Capital Penray, LLC	Common Stock Warrants (6.65% fully diluted)	—	297	279	—	576
		330	3,283	603	—	3,886
Source Capital SSCR, LLC	Senior Secured Term Debt (14% Cash)	1,764	11,777	3,011	(2,673)	12,115
Source Capital SSCR, LLC	Senior Secured Term Debt (14% Cash, 5% PIK)	112	—	2,078	(120)	1,958
Source Capital SSCR, LLC	Preferred Membership Units (14,718 units)	—	1,114	295	(1,409)	—
Source Capital SSCR, LLC	Membership Unit Warrants (0.987% fully diluted)	—	—	—	—	—
		1,876	12,891	5,384	(4,202)	14,073
Source Recycling, LLC	Subordinated Debt (13% Cash)	—	2,931	1,019		3,950
Source Recycling, LLC	Membership Units (68,658 units)	—	—	199	(199)	—
Source Recycling, LLC	Membership Unit Warrants (1% fully diluted)	—	—	—	—	—
		—	2,931	1,218	(199)	3,950
Sparus Holdings	Subordinated Debt (12% Cash)	878	7,000	350	(350)	7,000
Sparus Holdings	Series B Preferred Stock (5,703 shares)	—	287	1,192		1,479
Sparus Holdings	Common Stock Warrants (3,491 shares)	—	—	304		304
		878	7,287	1,846	(350)	8,783
STX Healthcare Management Services, Inc.	Subordinated Debt (14% Cash)	987	6,624	801	—	7,425
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)	—	680	262	—	942
STX Healthcare Management Services, Inc.	Common Stock Warrants (1,154,254 shares)	—	680	226	—	906
		987	7,984	1,289	—	9,273
Take 5 Oil Change, LLC	Senior Secured Debt (10% Cash)	561	12,000	—	(12,000)	—
Take 5 Oil Change, LLC	Common Stock (10,692 shares)	—	1,248	356	—	1,604

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 3. Investments  – (continued)

Portfolio Company	Type of Investment	Amount of Interest, Fees or Dividends Credits to Income(1)	December 31, 2012 Value	Gross Additions(2)	Gross Reductions(3)	December 31, 2013 Value
		561	13,248	356	(12,000)	1,604
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	529	—	12,088	—	12,088
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK)	415	—	9,633	—	9,633
TCE Holdings, Inc.	Class A Common Stock (3,600 shares)	—	—	3,600	—	3,600
		944	—	25,321	—	25,321
V12 Holdings	Bridge Note (0% Cash)	—	280	383	—	663
V12 Holdings	Tier 2 Note (0% Cash)	—	34	47	—	81
V12 Holdings	Senior Subordinated Note (0% Cash)	—	—	3,598	—	3,598
V12 Holdings	Tier 3 Note (0% Cash)	—	297	17	—	314
V12 Holdings	Jr. Subordinated Note (0% Cash)	—	26	379	—	405
V12 Holdings	Tier 4 Note (0% Cash)	—	—	—	—	—
V12 Holdings	Series A-1 Preferred Stock (255,102 shares)	—	—	—	—	—
V12 Holdings	Series A-3 Preferred Stock (88,194 shares)	—	—	—	—	—
V12 Holdings	Series A-5 Preferred Stock (20,530 shares)	—	—	—	—	—
V12 Holdings	Common Stock Warrants (2,063,629 warrants)	—	—	—	—	—
		—	637	4,424	—	5,061
Total Affiliate Investments		$14,478	$136,809	$85,800	$(33,511)	$189,098

(1)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(2)	Gross additions include increase in the cost basis of investments resulting from new portfolio investment, follow-on investments and accrued PIK interest. Gross additions also include net increases in unrealized appreciation.
(3)	Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments, sales and net unrealized depreciation.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was approved by the Board of Directors of the Company on June 10, 2013. The initial term of the Investment Advisory Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our Board of Directors and/or our stockholders. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, The Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our Statements of Assets and Liabilities and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee will initially be calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to our IPO, and thereafter based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, the Investment Advisor has agreed to waive the portion of the base management fee payable on cash and cash equivalents held at the Company level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by the Company in connection with the Formation Transactions.

Prior to the formation transaction, the management fee charged by each Legacy Fund for each fiscal quarter was the lesser of (a) an amount equal to an annual rate of .625% of the sum of (i) the Legacy Fund’s regulatory capital and (ii) the amount of an assumed two tiers of outstanding leverage based on such regulatory capital, or (b) an amount negotiated between the General Partner and the Management Company. The management fee was reduced by certain fees ultimately received by the Management Company from the portfolio companies. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax, and limited partner expense were the responsibility of the Legacy Fund.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements  – (continued)

diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Investment Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all preincentive fee investment income thereafter is allocated to the Investment Advisor).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of the Company.

We will defer cash payment of the portion of any incentive fee otherwise earned by our Investment Advisor that would, when taken together with all other incentive fees paid to our Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) our pre-incentive fee net investment income during such period, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. Such deferred amounts will be calculated using a period of shorter than 12 full calendar months until 12 full calendar months have passed since completion of our IPO.

For the years ended December 31, 2013, 2012 and 2011 we incurred $5.1 million, $4.2 million and $2.7 million in base management fees, respectively. For the years ended December 31, 2013, 2012 and 2011,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 4. Agreements  – (continued)

our investment advisor waived fees of $0.3 million, $0.2 million and $0, respectively. For the year ended December 31, 2013, we incurred $1.5 million in incentive fees related to pre-incentive fee net investment income.

On September 24, 2013, the Company entered into a separate administration agreement (the “Administration Agreement”) with Capitala Advisors Corp., our Administrator, pursuant to which our Administrator has agreed to furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our Board of Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company. for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 5. Related Party Transactions

At December 31, 2013 and December 31, 2012, the Company had the following receivables from (payables to) related parties relating to certain capital contributions, management fees, incentive fees and reimbursable expenses (dollars in thousands):

	December 31, 2013	December 31, 2012
CapitalSouth Corporation	$252	$256
Phoenix Holdings-NC, Inc.	—	(161)
Shareholders/Limited Partners	267	138
CapitalSouth Partners Fund III, L.P.	1,118	1,062
Capitala Investment Advisors	(2,670)	—
Other	—	2
Total	$(1,033)	$1,297

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 5. Related Party Transactions  – (continued)

These amounts are reflected in the accompanying statements of financial position under the captions, “Due from related parties”, “Incentive fee payable” and “Due to related parties.”

At times, the Company maintains deposit accounts and certificates of deposit with financial institutions that are shareholders of the Company or were limited partners of a legacy fund prior to the formation transaction. Total deposits with these financial institutions were approximately $2.8 million and $30.3 million at December 31, 2013 and December 31, 2012, respectively.

Note 6. Borrowings

SBA Debentures

The Company, through its two wholly-owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of December 31, 2013, the Company has issued $202.2 million of SBA-guaranteed debentures. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of December 31, 2013, Fund II and Fund III had total assets of approximately $393.7 million.

For the years ended December 31, 2013, 2012 and 2011 we recorded $8.4 million, $7.9 million and $5.5 million, respectively, of interest, annual charges, and financing expenses related to the SBA guaranteed debenture, of which $8.1 million, $7.3 million and $5.0 million, respectively, was attributable to interest expense and $0.3 million, $0.6 million and $0.5 million, respectively, of amortization of commitment and upfront fees. The weighted average interest rate for all SBA-guaranteed debentures as of December 31, 2013 and December 31, 2012 was 3.57% and 3.74%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of December 31, 2013 and December 31, 2012 was 0.50% and 0.50%, respectively.

As of December 31, 2013 and December 31, 2012, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Date of Pooling	Fixed Maturity Date	Interest Rate	SBA Annual Charge	December 31, 2013	December 31, 2012
March 1, 2004	March 1, 2014	4.120%	0.855%	$2,000	$2,000
September 1, 2004	September 1, 2014	4.684%	0.855%	8,000	8,000
September 1, 2005	September 1, 2015	4.941%	0.871%	8,000	8,000
March 1, 2006	March 1, 2016	5.524%	0.871%	2,000	2,000
September 1, 2006	September 1, 2016	5.535%	0.941%	11,500	11,500
March 1, 2009	March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2010	September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2011	March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2011	March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2012	March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2012	March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2013	March 1, 2023	2.351%	0.515%	25,000	—
				$202,200	$177,200

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company estimates that the fair value of its SBA-guaranteed debentures is

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 6. Borrowings  – (continued)

approximately $200.7 million and $185.8 million as of December 31, 2013 and December 31, 2012, respectively. The fair value estimate was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date. Because the market interest rate is considered an unobservable input, SBA-guaranteed debentures are considered a level 3 financial instrument in the fair value hierarchy.

Note 7. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company's first taxable year is anticipated to end on August 31, 2014. The determination of any permanent or temporary differences, as well as the tax basis of distributable earnings/(deficit), tax character of distributions paid, and tax basis of investments cost and unrealized appreciation/depreciation will not be known until the completion of the tax year.

Note 8. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the years ended December 31, 2013, 2012 and 2011, the Company recognized director fee expense of $195,000, $0 and $0, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 9. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Fund, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions of $5.75 million. As of December 31, 2013, the Company had 12,974,420 shares of common stock outstanding.

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary

As of and for the years ended December 31, 2013, 2012, and 2011, the Company held investments in two majority owned portfolio companies, Print Direction, Inc. and Navis Holdings, Inc., that are not consolidated in the Company’s financial statements. The income the Company generated from Print Direction, Inc. which includes all interest, dividends, PIK, fees, and unrealized appreciation was $4.4 million, $2.7 million, and $1.6 million for the years ended December 31, 2013, 2012, and 2011, respectively. The income

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary  – (continued)

the Company generated from Navis Holdings, Inc. was $1.6 million, ($1.5) million and $5.4 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The summarized financial information of our unconsolidated subsidiary was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	December 31, 2013	December 31, 2012
Current assets	$5,738	$4,871
Noncurrent assets	5,955	5,019
Total assets	$11,693	$9,890
Current liabilities	$3,828	$8,889
Noncurrent liabilities	10,496	1,381
Total liabilities	$14,324	$10,270
Total equity	$(2,631)	$(380)

	For the year ended
Statements of Operations – Print Direction, Inc.	December 31, 2013	December 31, 2012	December 31, 2011
Net sales	$25,360	$23,916	$23,226
Cost of goods sold	10,755	10,555	10,326
Gross profit	$14,605	$13,361	$12,900
Other expenses	$12,713	$12,288	$12,249
Income before income taxes	1,892	1,073	651
Income tax provision	810	417	254
Net Income	$1,082	$656	$397

	As of
Balance Sheet – Navis Holdings, Inc.	December 31, 2013	December 31, 2012
Current assets	$5,216	$5,423
Noncurrent assets	5,333	7,005
Total assets	$10,549	$12,428
Current liabilities	$1,761	$3,633
Noncurrent liabilities	7,053	6,847
Total liabilities	$8,814	$10,480
Total equity	$1,735	$1,948

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary  – (continued)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2013	December 31, 2012	December 31, 2011
Net sales	$14,177	$13,268	$16,583
Cost of goods sold	9,833	9,092	10,701
Gross profit	$4,344	$4,176	$5,882
Other expenses	$4,695	$4,977	$3,131
Income (loss) before income taxes	(351)	(801)	2,751
Income tax provision (benefit)	(138)	(246)	417
Net Income (loss)	$(213)	$(555)	$2,334

Note 11. Earnings Per Share

In accordance with the provisions of ASC 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2013, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2013, 2012 and 2011(dollars in thousands except share and per share data):

	For the year ended
Basic and diluted	December 31, 2013	December 31, 2012	December 31, 2011
Net increase in net assets from operations	$28,858	$49,570	$25,337
Weighted average common shares outstanding	12,974,420	N/A	N/A
Net increase in net assets per share from operations-basic and diluted	$2.22	N/A	N/A

Note 12. Dividend

The Company’s dividends and distributions are recorded on the record date. Shareholders have the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s dividend declarations and distributions during the year ended December 31, 2013:

Date Declared	Record Date	Payment Date	Amount Per Share
November 11, 2013	December 10, 2013	December 30, 2013	$0.47
		Total Dividends Declared	$0.47

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 13. Financial Highlights

The following is a schedule of financial highlights for the year ended December 31, 2013 (dollars in thousands, except share and per share data):

Year Ended December 31, 2013
Per share data:
Net asset value at beginning of period(1)	$17.61
Net investment income(2)	1.50
Net realized gain on investments	0.17
Net unrealized appreciation on investments	0.55
Net increase in net assets from operations	2.22
Dividends declared from net investment income	(0.47)
Partners' capital contribution	1.92
Distribution to partners	(0.57)
Net asset value at end of period	$20.71
Net assets at end of period	$268,670
Shares outstanding at end of period	12,974,420
Per share market value at end of period	$19.90
Total return based on market value(3)	1.88%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(1)	7.68%
Ratio of incentive fee to average net assets(1)	0.60%
Ratio of debt related expenses to average net assets(1)	3.30%
Ratio of other operating expenses net of management fee waiver to average net assets(1)	2.38%
Ratio of total expenses to average net assets(1)	6.28%
Portfolio turnover rate(4)	16.77%
Average debt outstanding(5)	$198,159
Average debt outstanding per common share	$15.27
Asset coverage ratio per unit(6)	$2,376

(1)	Net asset value as of January 1, 2013 and average net assets for year ended December 31, 2013 are presented as if the Offering and Formation Transactions had occurred on January 1, 2013. See Note 2 for a further description of the basis of presentation of the Company’s financial statements.
(2)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(3)	Total investment return is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(4)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(5)	Based on daily weighted average balance of debt outstanding during the period.
(6)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 14. Selected Quarterly Financial Data (Unaudited)

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$12,145	$8,801	$8,216	$6,271
Net investment income	$6,100	$5,437	$4,658	$3,289
Net increase in net assets from operations	$6,797	$7,909	$11,583	$2,569
Net investment income per share(1)	$0.47	$0.42	$0.36	$0.25
Net increase in net assets from operations per share(1)	$0.52	$0.61	$0.89	$0.20
Net asset value per share at end of period(1)	$20.71	$20.79	$20.58	$19.74

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$7,004	$6,614	$5,713	$5,608
Net investment income	$3,893	$3,270	$3,014	$2,747
Net increase in net assets from operations	$18,696	$10,778	$10,238	$9,858
Net investment income per share	N/A	N/A	N/A	N/A
Net increase in net assets from operations per share	N/A	N/A	N/A	N/A
Net asset value per share at end of period	N/A	N/A	N/A	N/A

(1)	Per share amounts are presented as if the Formation Transactions had occurred on January 1, 2013.

N/A — Not Applicable.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2013.

On January 2, 2014, the Company invested $8.3 million in Velum Global Credit Management, LLC senior debt that will yield 15% cash interest.

On February 14, 2014, the Company invested $200 thousand in Precision Manufacturing, LLC subordinated debt that will yield 14% PIK interest.

On February 24, 2014, the Company refinanced its outstanding debt with Print Direction, Inc. All existing principal was paid off and a $14.0 million unitranche facility was originated that will yield 15% cash interest.

On February 27, 2014, the Company’s Board of Directors declared a quarterly dividend of $0.47 per share payable on March 26, 2014 to holders of record as of March 14, 2014.

On February 28, 2014, the Company paid off $10.0 million in SBA-Guaranteed debentures due in less than one year, including $2.0 million that matured on March 1, 2014 and prepayment of $8.0 million that was scheduled to mature on September 1, 2014.

3,500,000 Shares

Capitala Finance Corp.

Common Stock

PROSPECTUS SUPPLEMENT

April 8, 2015

Underwriters
(Joint Book-Running Managers)
UBS Investment Bank	Jefferies	Keefe, Bruyette & Woods A Stifel Company	BB&T Capital Markets
(Co-Managers)

JMP Securities	Oppenheimer & Co.	Wunderlich
Stephens Inc.	Ladenburg Thalmann	Sandler O’Neill + Partners, L.P.